As filed with the Securities and Exchange Commission on August 1, 2005

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                   Investment Company Act file number 811-3023

                                   FORUM FUNDS
                               Two Portland Square
                              Portland, Maine 04101
                                  207-879-1900

                           Simon D. Collier, President
                               Two Portland Square
                               Portland, ME 04101
                                  207-553-7110


                      Date of fiscal year end: May 31, 2005

                     Date of reporting period: May 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


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ITEM 1. REPORT TO STOCKHOLDERS.

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 LOGO

                                 ANNUAL REPORT

                                 May 31, 2005


                       BROWN ADVISORY GROWTH EQUITY FUND

                       BROWN ADVISORY VALUE EQUITY FUND

                     BROWN ADVISORY SMALL-CAP GROWTH FUND

                      BROWN ADVISORY SMALL-CAP VALUE FUND

                       BROWN ADVISORY INTERNATIONAL FUND

                        BROWN ADVISORY REAL ESTATE FUND

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THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE FUNDS' INVESTMENT
ADVISOR, BROWN ADVISORY, INC. AS OF MAY 31, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR (WWW.FORESIDES.COM).

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                               TABLE OF CONTENTS

        A Message to Our Shareholders...............................  1

        Performance Charts and Analyses............................. 14

        Schedules of Investments.................................... 20

        Statements of Assets and Liabilities........................ 34

        Statements of Operations.................................... 36

        Statements of Changes in Net Assets......................... 38

        Financial Highlights........................................ 42

        Notes to Financial Statements............................... 46

        Report of Independent Registered Public Accounting Firm..... 55

        Additional Information...................................... 56

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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005


Dear Shareholder:

For the fiscal year ended May 31, 2005, Brown Advisory Growth Equity Fund (the "Fund") increased 2.45% in comparison to the Russell 1000(R) Growth Index (the "Index"), which increased 3.34%. Strong stock selection in the Consumer Discretionary, Consumer Staples and Information Technology sectors and an overweight in the Energy Sector compared to the Index contributed positively to the Fund's performance.

Over the last twelve months the markets weighed the good news of continued solid corporate earnings against the headwinds of fluctuating oil prices, rising interest rates and the ongoing war in Iraq. Most equity markets rallied following the Presidential election in November, with the Index gaining 6.8% in November and December alone.

In the short-run, the price of oil seems to have a meaningful impact on equity market sentiment. Rising crude prices have the same macroeconomic impact as a tax increase or a bump up in interest rates. The "crowding out" effect is clearly in play as consumers must tighten their belts and choose how to allocate their discretionary dollars.

The Federal Reserve remained committed to its "measured pace" approach with regard to raising the federal funds target rate. In fact, it raised rates by 25 basis points (.25%) eight times during the last year, leaving many investors to ponder the frequency and size of future rate hikes and their subsequent effect on the economy.

We continue to view our investments in the Health Care sector positively because we believe that the demographic trends in this sector, primarily an aging population with an increasing reliance on pharmaceuticals, will support increasing demand and robust earnings growth over time. Increased risks of safety concerns in Cox-2 pain products and regulation of the health care industry in general nonetheless weighed on investors and particularly Merck & Co., Inc. and Pfizer, Inc.

We firmly believe that the Information Technology sector is poised to benefit from accelerated corporate capital investment among companies in order to maintain or gain competitive advantage, as well as to improve operating efficiencies within the companies comprising the sector. Strong cash flow generation in technology has resulted in an increase in share repurchase programs, a surge in research and development efforts, and the initiation and/or increase of dividend policies among technology firms. We feel these attributes and other positive factors will effectively add to shareholder value and will, in turn, be reflected positively in the sector's overall valuation.

The top performing stocks in the Fund ranged across several sectors, including Consumer Discretionary, Consumer Staples, Energy and Information Technology. Marriott International, Inc. benefited from the continued global economic recovery as increased business travel expenditures contributed to strong top line growth. Another top performer stock, Walgreen Co., continued to gain market share over its competitors, grow square footage and produce strong same store sales. Schlumberger, Ltd. produced solid returns as high crude oil prices increased demand for oil services and exploration. Dell Inc.'s superior business model and strong market share growth across all product and geographical segments helped the stock appreciate over the last twelve months. The largest drag on performance came from the Health Care sector. Forest Laboratories, Inc., Cardinal Health, Inc., Pfizer, Inc. and Merck & Co., Inc. were the top four detractors.

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BROWN ADVISORY GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005


In our continued effort to focus our investments in industry-leading companies at reasonable valuations with histories of strong, sustainable cash flow and earnings growth, the Fund initiated and exited several positions during the last twelve months. The Fund initiated positions in Best Buy Co., Inc., Walgreen Co., Sysco Corp. and Accenture, Ltd., while exiting Exxon Mobil Corp., CVS Corp., Cardinal Health, Inc. and Merck & Co., Inc.

Looking forward, we remain optimistic about large-cap growth companies in general and the prospects for appreciation in our portfolio.

Brown Advisory, Inc.
May 2005

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BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

Dear Shareholder:

During the twelve-month period ended May 31, 2005, Brown Advisory Value Equity Fund (the "Fund") posted a return of 8.67%. During the same period, the Russell 1000(R) Value Index (the "Index"), the Fund's primary benchmark, rose by 15.49%, and the Standard & Poor's 500 Index ("S&P 500") increased by 8.24%. Since inception on January 28, 2003, the Fund has had an annualized return of 20.08% versus the Index return of 21.16% and the S&P 500's return of 17.13%.

Throughout the past year the equity markets have faced significant headwinds. Federal Reserve policy, currency valuations, the future of the Euro, the war in Iraq, volatile energy prices, a rapidly inflating housing market, and mixed domestic economic news were, and are, factors that have made discerning the likely path of the markets especially difficult. Despite such challenges, the broader equity indices managed to post moderately robust gains in the first half of the fiscal year as companies, many operating at near-peak margins, posted strong earnings buoyed by consumer spending and increasing corporate investment. In the second half, however, the major indices made little headway as fears of yet higher interest rates weighed on equity valuations and investors began to anticipate slowing earnings growth in coming quarters.

As we mentioned in our last letter to you, the Fund's performance during the first six months of this fiscal year materially lagged that of the Index. Several strategic decisions contributed to this underperformance. Specifically, we believed that the valuations of such cyclical industries as capital goods and energy had risen to levels that were too high, and that earnings expectations were too optimistic. As a result, we chose to reduce our exposure to these areas of the market. In contrast, we believed that the long-term appreciation potential in such industries as pharmaceuticals, insurance and software appeared much more rewarding. As the valuation levels of such cyclical industries expanded still further, the performance of your Fund relative to the Index suffered. In addition, the Fund's performance in absolute terms waned as several of our health care and financial services holdings weathered price declines in response to negative news.

We are pleased to note, however, that during the most recent six months of this fiscal year we have begun to see signs that our strategic investments in health care, financial services and information technology are beginning to bear fruit. For the six months ended May 31, 2005 the Fund increased by 6.56% compared to a 4.03% gain for the Russell 1000 Value Index and a 2.42% increase for the S&P 500 Index. After becoming daily fodder for virtually every newspaper in the country, such portfolio holdings as Merck & Co., Inc. ("Merck"), Pfizer, Inc. ("Pfizer"), and Marsh & McLennan Cos., Inc. ("Marsh & McLennan") have largely ceased making headlines. In fact, during the last six months all three of these troubled stocks have outperformed the indices. Fundamentally, we believe that all three are improving situations. After a favorable FDA Advisory Panel recommendation on Merck's Vioxx and Pfizer's Celebrex we believe the litigation risk has declined and future earnings should benefit from good cost control and an improving new product pipeline. New leadership at Marsh & McLennan has made the tough decisions that, although costly in the near term, we believe should stabilize the business and allow for a meaningful recovery over the next 12 to 24 months.

Over the past fiscal year, the top contributors to performance include information technology holdings such as Veritas Software Corp., Nokia Corp. ADR and Seagate Technology, as well as our holdings in May Department Stores Co. and ChevronTexaco Corp. Primary detractors from performance include, as mentioned above, our holdings in Merck, Pfizer and Marsh & McLennan. During the past six months, however, the top contributors to

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BROWN ADVISORY VALUE EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

your Fund's performance include two of our health care holdings, Merck and McKesson Corp., financial services companies Chubb Corp. and Citigroup, Inc., and information technology companies Veritas Software Corp. and Hewlett-Packard Co.

Over the course of the past six months we made a number of changes to the portfolio that reflect our fundamental strategic assumptions. For the consumer discretionary sector, we added Home Depot, Inc., Anheuser-Busch Cos., Inc. and Unilever NV. In financial services, we added American International Group, Inc., Morgan Stanley and North Fork Bancorporation. In health care we added Forest Laboratories Inc., while in the industrial sector we added Dover Corp. We also established positions in Veritas Software Corp. and the paper company Bowater, Inc. We eliminated our holdings in Constellation Brands, Inc., CVS Corp., National Oilwell Varco, Inc., Markel Corp., Laboratory Corporation of America, General Electric Co., and Seagate Technology as their reward/risk ratios became unattractive when our target prices were achieved. We also sold our positions in May Department Stores and Veritas Software Corp. after the companies announced their agreement to merge with industry competitors in the belief that their stock prices reflected our upside potential.

In closing, while the last twelve months have been a challenging time for us, the Fund's performance has improved since our mid-year letter. We remain very encouraged about the prospects of each company in the Fund as they offer superior long term prospects, strong finances, and better than average profitability, yet continue to be valued at a material discount to the overall market. In our view, the combination of these factors provides the necessary foundation for very attractive potential returns.

Brown Advisory, Inc.
May 2005

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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

Dear Shareholder:

For the fiscal year ended May 31, 2005, the Brown Advisory Small-Cap Growth Fund's Institutional Shares (the "Fund") was up 2.08%, compared with a 4.38% return for the Russell 2000(R) Growth Index (the "Index"), the Fund's primary benchmark. A very strong absolute and relative return in the health care sector was not enough to offset two principal areas of weakness, energy and technology.

As fiscal year 2005 came to a close we perceived a shift in the investment climate that makes us more optimistic about the near-term prospects for the Fund. Specifically, while estimated earnings growth has remained in excess of 30% annually for portfolio companies, we believe small cap growth stock prices have begun to respond favorably to good news for the first time in several years. This marks a significant change since last year. For example, the top 10 holdings of the Fund in the beginning of calendar year 2004 grew earnings at 68% while the average-weighted stock price return for the same companies was approximately 19% for the year. If this change in the investment climate continues, it may mark the beginning of a positive environment for growth stocks.

We have remained committed to our investment philosophy of investing at least 80% of the Fund's net assets in equity securities of small domestic growth companies. Although these kinds of companies have been out of favor, history indicates that owning them for the long-term can potentially create significant wealth.

SHIFT IN INVESTMENT CLIMATE SUPPORTED BY STOCKS' RESPONSE TO NEWS

The sense that the investment climate is changing for small cap growth stocks is very difficult to support definitively. However, we offer the following two observations that we believe support this contention and represent a change from what was experienced during much of the last five years.

   WEBEX COMMUNICATIONS, INC. reported first quarter earnings in April 2005 that modestly exceeded expectations. The stock rose 7% the following day after having been up more than 8% in the preceding three days. In contrast, in October 2004 the company reported third quarter earnings that also modestly exceeded expectations, but the stock dropped nearly 21% the following day. We recognize that there are many other factors that can cause short-term swings in share prices, but the contrast in this case is noteworthy because the news was remarkably similar.

   ARTHROCARE CORP. reported first quarter earnings that were strong, with excellent revenue growth, in early May. The company concurrently announced what could be perceived as a negative development on a patent infringement suit and failed to raise guidance. The following day, the stock rose over 14%. We believe investors' decision to focus on the strong revenue growth is a significant change from the relentless focus on the negative that has been prevalent during much of the prior five year period since the market peaked in 2000.

Obviously we have no way of knowing whether this more positive sentiment will last. If it does, however, we believe the favorable implications for the Fund are significant.

INDIVIDUAL COMPANY SUCCESS KEY TO LONG-TERM PERFORMANCE

Ultimately the performance of the Fund will be driven by the success of the companies held. Concerning the Fund's long term prospects, we remain very optimistic because portfolio fundamentals have been and continue to be strong.

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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

For example, our estimates call for the weighted average earnings of the portfolio companies to grow at a rate in the mid-30% range for both calendar years 2005 and 2006. (It is important to note that these estimates may change and that a company's earnings growth - i.e., its earnings per share - is not a reflection of the Fund's performance.) Equally important, the investment theses for the companies are tracking largely as we have anticipated. We highlight the following large holdings that had a significant positive impact on the Fund's performance.

   AFFYMETRIX, INC. (up 81% in the fiscal year ("FY") stock performance) applies principals of semiconductor technology to life sciences, enabling scientists in pharmaceuticals, diagnostics, agrichemicals and consumer products companies, as well as academic and government researchers, to collect and interpret genetic information. The Company's GeneChip platform has played leading roles in recent advances in understanding the relationship between genes and human health, providing increasing visibility for Affymetrix's leadership in several potentially large markets.

   WIND RIVER SYSTEMS, INC. (up 60% in the FY stock performance) is the leader in "device software optimization," which enables the ever more ubiquitous microprocessor to do its work. Strengthened management and a simplified business model have led to a reacceleration of the Company's growth. This was confirmed by the Company's most recent earnings report.

   BRIGHT HORIZON FAMILY SOLUTIONS, INC. (up 49% in the FY stock performance) is the nation's leading provider of employer-sponsored childcare. The company has been chosen to partner with more than 400 clients including 84 of the Fortune 500, plus leading hospital, universities, and government offices in the U.S. and Europe. The company primarily operates pre-school learning centers, which serve thousands of children and are designed to meet the standards set by the National Association for the Education of Young Children (NAEYC)

We would like to mention two general factors that contributed to underperformance during the year ended May 31, 2005. First, our over-weight in technology, the weakest sector of the Index (down 7.52%), hurt performance. Second, energy was among the strongest performing sectors during this period - up almost 43%. While energy only accounts for approximately 4.5% of the Index, it contributed 1.5% of positive performance. We have been unable to find long-term growth companies with a sustainable competitive advantage in the energy sector because of its commodity nature.

Among the individual holdings that had a negative impact on performance was EPIX Pharmaceuticals, Inc. (down 67% in the FY stock performance) whose revolutionary contrast agent for magnetic resonance imaging received an "Approvable" letter from the FDA, but will require further analysis, thereby delaying US marketing of the product. Others included Align Technology, Inc. (down 61% in the FY stock performance), Martek Biosciences Corp. (down 43% in the FY stock performance), and Tekelec, Inc. (down 17% in the FY stock performance). In all cases the fundamental investment thesis appears to remain intact despite near-term issues.

In conclusion, the year was challenging for the performance of our portfolio. The underlying fundamental performance of our portfolio companies, however, remains strong with earnings projected to grow at a rate in the mid-30% area in 2005 and 2006. While we cannot predict when conditions will change, we believe that they will. Economic and corporate earnings growth is slowing, and interest rates seem to be stabilizing - factors that lead us to believe that investors may once again gravitate towards rapidly growing companies.

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BROWN ADVISORY SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005


We appreciate your continued confidence and support.

Brown Advisory, Inc.
May 2005

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

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BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

Dear Shareholder:

During the twelve month period ended May 31, 2005, Brown Advisory Small-Cap Value Fund (the "Fund"), which was launched on October 31, 2003, increased 19.09% in value. During the same period, the Russell 2000(R) Value Index (the "Index"), the Fund's benchmark, rose 15.11%.

During the Fund's fiscal year ended May 31, 2005, stock prices rose as a result of several factors, including fund flows into equities due to the low level of interest rates, robust corporate profits, and the re-election of President Bush. There were forces, however, that moderated this rise in equity prices. Higher short-term interest rates, the mounting U.S. budget and trade deficits and the turmoil in Iraq all contributed to investor uncertainty. Rising commodity prices, notably sharply higher energy prices, also fueled inflation fears despite other powerful deflationary forces. Overall, the economy grew at a sustainable, non-inflationary pace during the last twelve months, although it did slow modestly toward the end of the period.

In light of the strength in the economy and related inflation concerns, a key issue for equity investors remains how long the Fed will continue to raise short-term interest rates. Higher interest rates not only dampen economic growth and cut into corporate profits, but also make fixed-income instruments more attractive relative to equities. Another concern for equity investors is whether current valuations have fully discounted the increases in profit expectations which have occurred over the last year and whether those higher expectations remain realistic today.

Stock selection was the primary reason that the Fund's return exceeded that of the Index for this period. In particular, the Fund's health care investments rose 51.1% in the period and accounted for over 15% of the Fund's total return. Health care has been an area of emphasis due to the demographic trends underpinning strong demand growth. However, as the market has recognized health care's attractive fundamentals, our weighting in the sector has decreased. Stocks within the technology sector contributed almost 15% of the Fund's total return in the period as investments in the sector increased 24.2%. This return resulted entirely from company-specific performance as the technology sector within our benchmark index declined 6.7% during the year. The Fund's technology investments have traditionally been made in companies with significant excess liquidity, largely recurring revenues, strong excess cash flow and low risk of obsolescence.

From an individual stock perspective, the Fund's largest contributors to performance included: Nelnet, Inc. Triarc Cos., Inc., EDO Corp., RH Donnelly Corp. and Accredo Health, Inc. The largest detractors from performance were:
Matrix Service Co., Cash America International, Inc., Technitrol, Inc., MDC Partners, Inc. and Collagenex Pharmaceuticals, Inc. Recent divestitures include: Coventry Health Care, Inc., Mantech International, Wellsford Real Properties, Inc. and Velcro Industries NV. These stocks were sold because we felt that they no longer offered an acceptable return at their sale prices and the sale proceeds were reinvested in stocks that we believed offered more attractive future returns. New purchases later in the period included such companies as: AFC Enterprises, Inc., Valuevision Media, Inc., West Pharmaceutical Services, Inc., Jackson Hewitt Tax Service, Inc. and Novelis, Inc.

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BROWN ADVISORY SMALL-CAP VALUE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005


The Fund seeks long-term capital appreciation through investments in companies which are attractively priced based on the companies' ability to generate cash flow beyond that required for normal operations and reinvestment in the business. In addition, investments are favored in companies with stable businesses run by highly motivated and competent management that are undervalued and have discrete catalysts to potentially unlock the stock's value. We believe this strategy is fundamentally sound and positions the Fund well in the current market environment.

Brown Advisory, Inc.
May 2005

INVESTMENTS IN SMALLER COMPANIES CARRY GREATER RISK THAN IS CUSTOMARILY ASSOCIATED WITH LARGER COMPANIES FOR VARIOUS REASONS SUCH AS VOLATILITY OF EARNINGS AND PROSPECTS, HIGHER FAILURE RATES, AND LIMITED MARKETS, PRODUCT LINES OR FINANCIAL RESOURCES.

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BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

Dear Shareholder:

For the fiscal year ended May 31, 2005, Brown Advisory International Fund (the "Fund") returned 11.44%, compared with 14.62% for the MSCI EAFE Index (the "Index"), the Fund's benchmark. The Fund was launched January 28, 2003.

While we are not pleased to have lagged the Fund's benchmark in terms of performance, we feel the Fund is well positioned for favorable results over the next couple of years. International equity investing, like other forms of investing, should be viewed as a long-term proposition, and we believe that performance should be evaluated in that context.

Shareholders will recall that, effective September 15, 2004, the structure of the Fund was changed to allow the inclusion of additional managers, and Walter Scott & Partners Limited ("WSPL") commenced management of approximately half of the Fund's assets. Brown Advisory has the ability to change the mix of the assets managed by each of the Fund's managers, but to date we have been comfortable with the approximately 50/50 split between WSPL and Philadelphia International Advisors ("PIA"), the Fund's sole manager prior to the changes made last September.

PIA's strategy is to seek maximum long-term total return consistent with reasonable risk to principal. The firm uses a proprietary ranking model within each country that utilizes traditional value metrics, profitability, and earnings catalysts to evaluate stocks. Further research is also performed on strict quality standards that focus on liquidity, balance sheet strength, industry fundamentals, and management quality. The country and sector exposures within the Fund, relative to the Index, are generally the result of the "bottom-up" stock selection process.

WSPL's growth philosophy complements the value strategy of PIA. Its core investment conviction is that the rate of return earned by an investor in equities will, over the long run, be no more than the rate of wealth generation by the stocks held in his or her portfolio. The firm focuses its research on finding companies worldwide that provide a high return on equity and that operate in industries with above average, sustainable growth. WSPL identifies these companies by conducting detailed proprietary analyses of company financial statements and by conducting extensive interviews of company management regarding issues pertinent to company operations, such as future business trends and competitive pressures.

In the latter part of 2004, international equity markets received a boost from the lull in oil price inflation and a narrowing of valuation discounts vs. the U.S. market. In addition, concerns over the current account and budget deficits in the U.S. resulted in a weakening of the U.S. dollar, further bolstering international returns for dollar-based investors over this timeframe. However, these factors reversed course in early 2005, as oil prices regained traction and the dollar began strengthening, particularly versus the Euro in anticipation of the EU referendum vote by France (which ultimately resulted in a rejection of the constitution).

The geographic trend of smaller markets (based on market capitalization) outperforming their larger counterparts continued the trend witnessed in the first half of the fiscal year. Examples include Austria, Belgium, Greece, and Norway. From a sector standpoint, energy, materials, and utility stocks were the strongest performers due in large part to the consistently high price of oil.

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BROWN ADVISORY INTERNATIONAL FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005


The continuing rise in U.S. interest rates and the uncertainty surrounding the European Union's immediate future, following the French and Dutch rejections of the new EU constitution, pose challenges to global equity and debt markets. It seems unlikely that markets can make significant advances in this context, but the opportunities for stock selection are still significant.

The portion of the Fund managed by PIA performed in line with the MSCI EAFE Index over the twelve-month period ended May 31. Solid security selection, within both countries and sectors, was offset by overweight positions in Information Technology and select emerging markets, which performed below the benchmark. The stocks that contributed the greatest amount to the Fund's performance during the twelve months ended May 31, 2005 include Allied Irish Banks plc (Ireland), Talisman Energy, Inc. (Canada), and WMC Resources, Ltd. (Australia), which received a takeover bid. On a country basis, selection was particularly strong within the United Kingdom and Australian holdings. The portfolio's underweight position in poorer-performing Japanese equities also added to performance on a relative basis. From a sector perspective, adept stock picking within the Financials, Consumer Staples, and Energy sectors was negated somewhat by stock selection in Consumer Discretionary.

From the inception of its management of a portion of the Fund on September 15, 2004 to May 31, 2005, WSPL's portfolio has returned 10.60% versus a rise of 13.75% for the Index. The principal contributor to underperformance was country allocation effects and the poor performance of a few specific stocks. The short-term negative effect from being overweight in Japanese stocks despite the strength of the Yen is not a cause for concern, as WSPL remains confident in the underlying companies in the portfolio. The market suffered following anti-Japanese disturbances in China, but the strength of the underlying economic ties suggests that reason will prevail. By contrast, European economies are weakening, and WSPL is concerned about the near-term outlook for the region. The firm's research process is leading it away from financial stocks and towards investment in energy, companies active in Asia, and companies with competitive advantages in consumer and industrial markets.

Among the strongest performers in the WSPL portfolio were Woodside Petroleum, Ltd. (an Australian natural gas and oil company), Hennes & Mauritz AB (a European low cost clothing retailer), Reckitt Benckiser plc (a European household cleaning goods business), Eisai Co., Ltd. (a Japanese pharmaceutical company), and Suncor Energy, Inc. (a Canadian tar sands oil company). The stocks that suffered the greatest underperformance were broadly spread. Notable among them were Kingfisher plc, which declined on news of poor same store sales growth in its core UK DIY stores business; NTT DoCoMo, Inc., Japan's leader in the mobile telephone market, despite improved cash flow; Rohm Co., Ltd., a Japanese specialist semi-conductor company; Centrica plc, a UK based utility company, which fell over concerns about its UK business; and Novo-Nordisk A/S, the Danish producer of insulin products.

We thank you for your investment in the Fund and look forward to continuing to work on your behalf.

Brown Advisory, Inc.
May 2005

INVESTING OVERSEAS INVOLVES SPECIAL RISKS, INCLUDING THE VOLATILITY OF CURRENCY EXCHANGE RATES AND, IN SOME CASES, LIMITED GEOGRAPHIC FOCUS, POLITICAL AND ECONOMIC INSTABILITY, AND RELATIVELY ILLIQUID MARKETS.

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BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

Dear Shareholder:

The Brown Advisory Real Estate Fund (the "Fund") seeks to produce a high level of current income as its primary objective and achieve capital appreciation as a secondary objective.

For the twelve months ended May 31, 2005, the Fund achieved a total return of 23.88%, compared with total returns of 30.02% for the National Association of Real Estate Investment Trusts' ("NAREIT") Equity Index and 27.96% for the NAREIT Composite Index (which includes Real Estate Investment Trusts ("REITs") that invest in mortgage debt). For additional reference, total returns over the same period were 8.24% for the Standard & Poor's 500 Index (large-cap stocks), 9.82% for the Russell 2000 Index (small-cap stocks), and 5.53% for the Lehman Brothers Intermediate Aggregate Bond Index. Over the past twelve months, the performance of REIT equities has been positively influenced by investor capital flows into the sector as well as improvement in the companies' underlying real estate operations.

Over the years, the REITs that have provided the highest dividend yields have tended to exhibit somewhat slower earnings growth than REITs in general. Since we have focused on higher-yielding REITs, the Fund's holdings have earned a higher-than-average dividend yield than the indices, but have generated less than average capital appreciation compared to REIT indices for the past twelve months.

For fiscal year 2005, our stock performance was helped by our underweight in apartment and industrial REITs and our overweight in retail REITs, but was hurt by our overweight in office REITs.

After several years of sub-par operating performance, office, industrial and apartment landlords have finally begun to experience rising occupancies and the return of some ability to increase rents. We expect these sectors to show continued improvement in fiscal years 2006 and 2007.

Retail REITs, on the other hand, have continued to show strong occupancy and solid rental, cash flow, and dividend growth in fiscal year 2005. We expect these trends to continue in 2006 and 2007, but we would not be surprised to see these growth rates begin to slow somewhat as interest rates rise.

Because of the health care sector's relatively high dividend yield, it is a sector that is important in an income-oriented fund. Health care REITs have underperformed the broader REIT market in fiscal year 2005 as investors have been expecting higher interest rates and lower government reimbursement to nursing homes.

Finally, it has been difficult to find hotel REITs that have maintained attractive dividends for a number of years, as many hotel companies were forced to cut their dividends following the recession of 2001 and the tragedy of 9/11. Because of this we were underweight the hotel sector, which hurt our performance in fiscal year 2005.

Some stocks that have helped our performance over the last twelve months include AvalonBay Communities, Inc. (AVB, +46.0% trailing year) in the residential sector, Regency Centers Corp. (REG, +46.5% trailing year) in the strip center sector, and Boston Properties, Inc. (BXP, +43.9% trailing year) in the office/industrial sector. A common theme among these names is that all three are led by exceptional management teams and operate in many of the nation's better markets, including New York, DC, and Los Angeles. For example, AVB draws just over 20% of revenues from the New York metropolitan area and, from a combination of occupancy and rental rate increases,

BROWN ADVISORY REAL ESTATE FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

has enjoyed an increase in rental revenues of roughly 5.2% in this market over the last year. REG, a grocery-anchored shopping center REIT that has expanded nationally over the last several years, has one of the highest quality portfolios as measured by household density and average income. The company was able to generate year-over-year rent growth of 9.8% in the first quarter, leading to net operating income (NOI) growth of 5.0%. BXP, which operates in only four major markets including New York and DC, has recently been praised for its ability to lease Times Square Tower, a 1.2 million square foot office tower development in Manhattan, ahead of expectations.

Conversely, some names that have hurt our performance over the last twelve months include Prentiss Properties Trust (PP, 11.5% trailing year) in the office/industrial sector, New Plan Excel Realty Trust (NXL, 22.3% trailing year) in the strip center sector, and Colonial Properties Trust (CLP, 15.0%) a diversified REIT. The recurring theme among these names is that all have substantial exposure to the Midwest and Southeast, regions that have been impacted by declines in manufacturing and industrial activity. We continue to own these names because it appears that the economy is slowly recovering and these are the types of markets where job growth, once it begins, can accelerate fairly rapidly. In the twelve months ended April 30/th/, three of the most important southern markets, Houston, Dallas and Atlanta, continued to see subdued job growth, with Houston adding 17,000 jobs, Dallas adding 10,000 and Atlanta adding 3,000. Once the economic recovery gains footing on truly solid ground, we expect these markets to show substantial job growth and a recovery in real estate fundamentals. Until then, these securities continue to offer attractive yields in the 6.0 to 6.5% range.

Over the long term, we continue to believe that REITs will be an attractive investment as part of a diversified portfolio. In an environment in which current yield will be an important objective to an aging, retiring population, REITs may offer high current yields with the potential for substantial dividend growth over time.

Brown Advisory, Inc.
May 2005

MANY REAL ESTATE COMPANIES ARE SMALL AND MEDIUM CAPITALIZATION COMPANIES. AS A RESULT, INVESTING IN SUCH COMPANIES MAY POSE A GREATER RISK THAN INVESTING IN LARGER, MORE ESTABLISHED COMPANIES. AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS.

THE LEHMAN BROTHERS INTERMEDIATE AGGREGATE BOND INDEX IS A MARKET INDEX OF HIGH QUALITY, DOMESTIC FIXED INCOME SECURITIES WITH MATURITIES OF LESS THAN 10
YEARS. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. THE RUSSELL 2000 INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX, WHICH MEASURES PERFORMANCE OF THE 2,000 COMPANIES THAT ARE BETWEEN THE 1,000TH AND 3,000TH LARGEST IN THE MARKET. ONE CANNOT INVEST DIRECTLY IN AN INDEX. EACH ASSET CLASS COMPRISING THE AFOREMENTIONED INDICES IS SUBJECT TO CERTAIN RISKS. IT IS IMPORTANT TO NOTE THAT STOCKS AND BONDS (INCLUDING US GOVERNMENT SECURITIES) ARE TWO DIFFERENT AND DISTINCT ASSET CLASSES. FOR EXAMPLE, STOCKS HAVE A GREATER DEGREE OF PRICE FLUCTUATION RISK THAN BONDS, AND SMALL CAP
STOCKS ARE SUBJECT TO ADDITIONAL RISKS THAN IS CUSTOMARILY ASSOCIATED WITH STOCKS OF LARGER U.S. CORPORATIONS. BONDS ARE SUBJECT TO INTEREST RATE RISK MEANING THEY ARE SUBJECT TO PRICE DEPRECIATION DURING A PERIOD OF INCREASING INTEREST RATES. PLEASE REFER TO PAGE 19 FOR A DESCRIPTION OF THE NAREIT INDICES.

BROWN ADVISORY GROWTH EQUITY FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2005

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Growth Equity Fund Institutional Shares (the "Fund") compared with broad-based securities market indices. The S&P 500 Index, the Fund's primary benchmark, is a broad-based, unmanaged measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The Russell 1000 Growth Index consists of stocks in the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN 14 DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                            Since Inception
Average Annual Total Return on 05/31/05: One Year Five Year   (06/28/99)
---------------------------------------- -------- --------- ---------------
          Institutional Shares            2.45%    (4.44)%      (2.41)%

                                    [CHART]

         INSTITUTIONAL SHARES    S&P 500 INDEX   RUSSELL 1000 GROWTH INDEX
         --------------------    -------------   -------------------------
 6/28/1999     $10,000             $10,000             $10,000
 6/30/1999      10,220              10,312              10,387
 7/31/1999       9,990               9,990              10,057
 8/31/1999       9,900               9,940              10,221
 9/30/1999       9,536               9,668              10,006
10/31/1999      10,096              10,279              10,762
11/30/1999      10,347              10,488              11,342
12/31/1999      10,878              11,106              12,522
 1/31/2000      10,558              10,548              11,935
 2/29/2000      10,418              10,348              12,519
 3/31/2000      11,329              11,361              13,414
 4/30/2000      10,959              11,019              12,776
 5/31/2000      10,859              10,793              12,133
 6/30/2000      10,879              11,059              13,052
 7/31/2000      10,499              10,886              12,508
 8/31/2000      11,060              11,562              13,641
 9/30/2000      10,349              10,952              12,350
10/31/2000      10,509              10,906              11,766
11/30/2000       9,528              10,046              10,032
12/31/2000       9,842              10,095               9,714
 1/31/2001      10,502              10,453              10,385
 2/28/2001       9,421               9,500               8,622
 3/31/2001       8,624               8,898               7,684
 4/30/2001       9,416               9,590               8,656
 5/31/2001       9,416               9,654               8,528
 6/30/2001       9,300               9,419               8,331
 7/31/2001       9,119               9,326               8,123
 8/31/2001       8,367               8,742               7,458
 9/30/2001       7,566               8,036               6,714
10/31/2001       8,049               8,190               7,066
11/30/2001       8,893               8,818               7,745
12/31/2001       8,922               8,895               7,730
 1/31/2002       8,681               8,765               7,594
 2/28/2002       8,228               8,596               7,279
 3/31/2002       8,486               8,920               7,530
 4/30/2002       7,681               8,379               6,916
 5/31/2002       7,631               8,317               6,748
 6/30/2002       6,967               7,725               6,124
 7/31/2002       6,473               7,122               5,788
 8/31/2002       6,533               7,169               5,805
 9/30/2002       5,798               6,390               5,203
10/31/2002       6,434               6,952               5,680
11/30/2002       7,000               7,362               5,988
12/31/2002       6,418               6,929               5,575
 1/31/2003       6,236               6,748               5,439
 2/28/2003       6,246               6,646               5,414
 3/31/2003       6,290               6,711               5,515
 4/30/2003       6,939               7,264               5,923
 5/31/2003       7,313               7,646               6,219
 6/30/2003       7,398               7,744               6,304
 7/31/2003       7,580               7,881               6,461
 8/31/2003       7,722               8,034               6,622
 9/30/2003       7,571               7,949               6,551
10/31/2003       7,905               8,399               6,919
11/30/2003       7,946               8,472               6,991
12/31/2003       8,337               8,917               7,233
 1/31/2004       8,530               9,080               7,381
 2/29/2004       8,641               9,207               7,428
 3/31/2004       8,479               9,068               7,290
 4/30/2004       8,367               8,925               7,205
 5/31/2004       8,449               9,048               7,339
 6/30/2004       8,499               9,186               7,431
 7/31/2004       8,073               8,919               7,011
 8/31/2004       8,033               8,955               6,977
 9/30/2004       8,033               9,052               7,043
10/31/2004       8,185               9,190               7,153
11/30/2004       8,337               9,562               7,399
12/31/2004       8,740               9,887               7,689
 1/31/2005       8,506               9,646               7,432
 2/28/2005       8,567               9,849               7,512
 3/31/2005       8,452               9,675               7,375
 4/30/2005       8,238               9,491               7,234
 5/31/2005       8,655               9,793               7,584

BROWN ADVISORY VALUE EQUITY FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2005

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Value Equity Fund Institutional Shares (the "Fund"), compared with broad-based securities market indices. The Russell 1000 Value Index, the Fund's primary benchmark, measures the performance of the 1,000 largest of the 3,000 largest U.S. domiciled companies with lower price-to-book ratios and lower forecasted growth values. The S&P 500 Index is a broad-based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN 14 DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPHS AND TABLES BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                  Since Inception
Average Annual Total Return on 05/31/05: One Year   (01/28/03)
---------------------------------------- -------- ---------------
Institutional Shares                      8.67%       20.08%

                                     [CHART]

               INSTITUTIONAL SHARES   RUSSELL 1000 VALUE INDEX   S&P 500 INDEX
               --------------------   ------------------------   -------------
  1/28/2003          $10,000                  $10,000               $10,000
  1/31/2003            9,990                   10,023                 9,971
  2/28/2003            9,680                    9,755                 9,821
  3/31/2003            9,520                    9,772                 9,917
  4/30/2003           10,390                   10,632                10,733
  5/31/2003           11,310                   11,318                11,299
  6/30/2003           11,636                   11,460                11,443
  7/31/2003           11,776                   11,630                11,645
  8/31/2003           12,107                   11,812                11,872
  9/30/2003           11,967                   11,696                11,746
 10/31/2003           12,499                   12,412                12,410
 11/30/2003           12,649                   12,580                12,519
 12/31/2003           13,479                   13,356                13,176
  1/31/2004           13,835                   13,591                13,418
  2/29/2004           14,191                   13,882                13,604
  3/31/2004           14,007                   13,760                13,399
  4/30/2004           13,828                   13,424                13,189
  5/31/2004           14,112                   13,561                13,370
  6/30/2004           14,408                   13,881                13,573
  7/31/2004           13,830                   13,686                13,179
  8/31/2004           13,861                   13,881                13,232
  9/30/2004           13,928                   14,096                13,375
 10/31/2004           13,938                   14,330                13,580
 11/30/2004           14,391                   15,055                14,129
 12/31/2004           15,174                   15,559                14,610
  1/31/2005           14,737                   15,283                14,254
  2/28/2005           15,207                   15,789                14,554
  3/31/2005           15,167                   15,572                14,296
  4/30/2005           14,831                   15,293                14,025
  5/31/2005           15,336                   15,662                14,471

BROWN ADVISORY SMALL-CAP GROWTH FUND
PERFORMANCE CHARTS AND ANALYSIS
MAY 31, 2005

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following charts reflect the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Small-Cap Growth Fund (the "Fund") compared with a broad-based securities market index. The Russell 2000(R) Growth Index (the "Index") measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth values. The total return of the Fund includes the maximum 5.50% sales charge (A Shares only) and operating expenses that reduce returns while the total return of the Index does not include sales charges and expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The performance of each share class will differ due to different sales charges and class expenses. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. INSTITUTIONAL SHARES REDEEMED OR EXCHANGED WITHIN 14 DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on 05/31/05: One Year Five Year Since Inception
---------------------------------------- -------- --------- ---------------
Institutional Shares/1/                   2.08%    (4.91)%       1.22%
A Shares (with sales charge)/2/          (4.07)%     N/A        20.11%

                                    [CHART]

                 INSTITUTIONAL SHARES       RUSSELL 2000 GROWTH INDEX
                ---------------------       -------------------------
 6/28/1999             10,000                        10,000
 6/30/1999             10,290                        10,301
 7/31/1999              9,820                         9,982
 8/31/1999              9,720                         9,609
 9/30/1999             10,320                         9,794
10/31/1999             11,040                        10,045
11/30/1999             12,300                        11,107
12/31/1999             15,320                        13,065
 1/31/2000             13,940                        12,943
 2/29/2000             19,850                        15,955
 3/31/2000             16,450                        14,278
 4/30/2000             14,800                        12,836
 5/31/2000             13,820                        11,712
 6/30/2000             15,140                        13,225
 7/31/2000             14,270                        12,092
 8/31/2000             15,680                        13,364
 9/30/2000             14,210                        12,700
10/31/2000             14,620                        11,669
11/30/2000             12,330                         9,550
12/31/2000             12,932                        10,135
 1/31/2001             13,515                        10,955
 2/28/2001             11,349                         9,453
 3/31/2001              9,923                         8,594
 4/30/2001             11,818                         9,646
 5/31/2001             12,151                         9,869
 6/30/2001             12,921                        10,138
 7/31/2001             11,766                         9,273
 8/31/2001             10,839                         8,694
 9/30/2001              8,340                         7,291
10/31/2001              9,360                         7,993
11/30/2001             10,318                         8,660
12/31/2001             11,255                         9,199
 1/31/2002             10,568                         8,872
 2/28/2002              9,298                         8,298
 3/31/2002             10,339                         9,019
 4/30/2002              9,589                         8,824
 5/31/2002              8,600                         8,308
 6/30/2002              7,809                         7,603
 7/31/2002              6,695                         6,435
 8/31/2002              6,768                         6,432
 9/30/2002              5,987                         5,967
10/31/2002              6,466                         6,269
11/30/2002              7,632                         6,891
12/31/2002              6,820                         6,415
 1/31/2003              6,393                         6,241
 2/28/2003              6,320                         6,075
 3/31/2003              6,507                         6,167
 4/30/2003              7,215                         6,750
 5/31/2003              8,319                         7,511
 6/30/2003              8,330                         7,656
 7/31/2003              8,871                         8,234
 8/31/2003              9,433                         8,677
 9/30/2003              8,892                         8,457
10/31/2003              9,860                         9,188
11/30/2003             10,152                         9,487
12/31/2003             10,391                         9,530
 1/31/2004             11,005                        10,030
 2/29/2004             10,943                        10,015
 3/31/2004             10,901                        10,062
 4/30/2004             10,225                         9,557
 5/31/2004             10,527                         9,747
 6/30/2004             11,026                        10,071
 7/31/2004              9,704                         9,167
 8/31/2004              9,287                         8,970
 9/30/2004              9,912                         9,466
10/31/2004             10,277                         9,696
11/30/2004             10,651                        10,515
12/31/2004             11,203                        10,893
 1/31/2005             10,464                        10,402
 2/28/2005             10,641                        10,545
 3/31/2005             10,318                        10,150
 4/30/2005              9,943                         9,504
 5/31/2005             10,745                        10,174


                                    [CHART]

               A SHARES        RUSSELL 2000 GROWTH INDEX
               --------        -------------------------
 9/20/2002     $ 9,450                 $10,000
 9/30/2002       9,188                   9,901
10/31/2002       9,906                  10,401
11/30/2002      11,698                  11,433
12/31/2002      10,447                  10,644
 1/31/2003       9,805                  10,355
 2/28/2003       9,687                  10,079
 3/31/2003       9,974                  10,231
 4/30/2003      11,056                  11,200
 5/31/2003      12,730                  12,462
 6/30/2003      12,747                  12,702
 7/31/2003      13,575                  13,662
 8/31/2003      14,496                  14,396
 9/30/2003      13,659                  14,032
10/31/2003      15,130                  15,244
11/30/2003      15,578                  15,741
12/31/2003      15,942                  15,811
 1/31/2004      16,888                  16,642
 2/29/2004      16,778                  16,616
 3/31/2004      16,711                  16,694
 4/30/2004      15,663                  15,856
 5/31/2004      16,136                  16,171
 6/30/2004      16,905                  16,709
 7/31/2004      14,860                  15,209
 8/31/2004      14,192                  14,882
 9/30/2004      15,139                  15,705
10/31/2004      15,696                  16,086
11/30/2004      16,271                  17,446
12/31/2004      17,108                  18,073
 1/31/2005      15,984                  17,259
 2/28/2005      16,246                  17,496
 3/31/2005      15,747                  16,840
 4/30/2005      15,172                  15,768
 5/31/2005      16,381                  16,880


/1/Commenced operation on June 28, 1999.
/2/Commenced operations on September 20, 2002.

BROWN ADVISORY SMALL-CAP VALUE FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2005


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Small-Cap Value Fund (the "Fund") compared with a broad-based securities market index. The Russell 2000 Value Index (the "Index") measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The total return of the Fund includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN 14 DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                  Since Inception
Average Annual Total Return on 05/31/05: One Year   (10/31/03)
---------------------------------------- -------- ---------------
  Brown Advisory Small-Cap Value Fund     19.09%      20.72%

                                    [CHART]

                     BROWN ADVISORY
                        SMALL-CAP           RUSSELL 2000
                       VALUE FUND           VALUE INDEX
                      -------------         ------------
      10/31/2003         $10,000               $10,000
      11/30/2003          10,330                10,384
      12/31/2003          10,663                10,759
       1/31/2004          11,153                11,131
       2/29/2004          11,323                11,347
       3/31/2004          11,754                11,504
       4/30/2004          11,323                10,909
       5/31/2004          11,313                11,041
       6/30/2004          11,584                11,601
       7/31/2004          11,243                11,068
       8/31/2004          11,103                11,177
       9/30/2004          11,594                11,619
      10/31/2004          11,724                11,799
      11/30/2004          12,584                12,846
      12/31/2004          13,090                13,153
       1/31/2005          13,152                12,644
       2/28/2005          13,613                12,895
       3/31/2005          13,268                12,630
       4/30/2005          12,804                11,978
       5/31/2005          13,474                12,709

BROWN ADVISORY INTERNATIONAL FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2005

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory International Fund (the "Fund"), compared with a broad-based securities market index, since inception. The Morgan Stanley Capital International Europe, Australasia and Far East Index ("MSCI EAFE") is an unmanaged market capitalization-weighted equity index comprising 21 of the 49 countries in the MSCI universe and representing the developed world outside of North America. Each MSCI country index is created separately, then aggregated without change, into regional MSCI indices. The total return of the Fund includes operating expenses that reduce returns while the total return of the index does not include expenses. The Fund is professionally managed while the index is unmanaged and is not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN 14 DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                         Since Inception
       Average Annual Total Return on 05/31/05: One Year  (01/28/03)
       ---------------------------------------- -------- ---------------
       Institutional Shares                      11.44%      22.46%

                                    [CHART]

                    INSTITUTIONAL        MSCI
                        SHARES        EAFE INDEX
                    -------------     ----------
      1/28/2003        $10,000         $10,000
      1/31/2003         10,080          10,000
      2/28/2003          9,620           9,771
      3/31/2003          9,403           9,579
      4/30/2003         10,476          10,517
      5/31/2003         11,178          11,155
      6/30/2003         11,402          11,424
      7/31/2003         11,665          11,701
      8/31/2003         11,827          11,983
      9/30/2003         11,957          12,353
     10/31/2003         12,606          13,123
     11/30/2003         13,124          13,414
     12/31/2003         14,177          14,462
      1/31/2004         14,261          14,667
      2/29/2004         14,556          15,005
      3/31/2004         14,293          15,090
      4/30/2004         14,177          14,749
      5/31/2004         14,409          14,798
      6/30/2004         14,555          15,122
      7/31/2004         14,163          14,632
      8/31/2004         14,153          14,696
      9/30/2004         14,559          15,080
     10/31/2004         15,027          15,595
     11/30/2004         15,911          16,660
     12/31/2004         16,481          17,391
      1/31/2005         16,146          17,071
      2/28/2005         16,766          17,809
      3/31/2005         16,454          17,362
      4/30/2005         15,982          16,954
      5/31/2005         16,057          16,962

BROWN ADVISORY REAL ESTATE FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2005

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Real Estate Fund Institutional Shares (the "Fund") compared with broad-based securities market indices. The NAREIT Equity Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts that are Equity REITs as determined and compiled by the National Association of Real Estate Investment Trusts. The NAREIT Composite Index is a commonly used index measuring the performance of all publicly-traded real estate investment trusts as determined and compiled by the National Association of Real Estate Investment Trusts. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. SHARES REDEEMED OR EXCHANGED WITHIN 14 DAYS OF PURCHASE WILL BE CHARGED A FEE OF 1.00% SUBJECT TO LIMITED EXCEPTIONS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                         Since Inception
       Average Annual Total Return on 05/31/05: One Year  (12/10/03)
       ---------------------------------------- -------- ---------------
       Institutional Shares                      23.88%      17.46%

                                    [CHART]

                      Institutional          NAREIT             NAREIT
                          Shares          EQUITY INDEX      COMPOSITE INDEX
                     ----------------     ------------      ---------------

 12/10/2003              $10,000            $10,000             $10,000
 12/31/2003               10,182             10,239              10,278
  1/31/2004               10,604             10,682              10,720
  2/29/2004               10,825             10,869              10,955
  3/31/2004               11,389             11,470              11,568
  4/30/2004                9,707              9,797               9,802
  5/31/2004               10,233             10,496              10,495
  6/30/2004               10,427             10,804              10,809
  7/31/2004               10,478             10,839              10,813
  8/31/2004               11,277             11,699              11,666
  9/30/2004               11,293             11,692              11,688
 10/31/2004               11,790             12,318              12,219
 11/30/2004               12,276             12,849              12,784
 12/31/2004               12,751             13,473              13,403
  1/31/2005               11,734             12,341              12,343
  2/28/2005               11,964             12,720              12,621
  3/31/2005               11,692             12,523              12,386
  4/30/2005               12,285             13,189              12,966
  5/31/2005               12,677             13,646              13,429

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005


         Shares   Security Description                         Value
         ------   --------------------                         -----
        COMMON STOCK - 98.7%
        CONSUMER DISCRETIONARY - 20.0%
           22,000 Best Buy Co., Inc.                        $  1,197,459
           37,000 Comcast Corp., Class A+                      1,170,680
            5,000 Costco Wholesale Corp.                         227,100
           33,000 InterActiveCorp.+                              808,500
           21,000 Kohl's Corp.+                                1,022,490
           21,000 Lowe's Cos., Inc.                            1,201,410
           17,000 Marriott International, Inc., Class A        1,148,180
           15,000 Target Corp.                                   805,500
           20,000 Time Warner, Inc.+                             348,000
           27,000 Viacom, Inc., Class B                          925,830
                                                            ------------
                                                               8,855,149
                                                            ------------
        CONSUMER STAPLES - 10.9%
           18,000 Anheuser-Busch Cos., Inc.                      843,300
           25,000 PepsiCo, Inc.                                1,407,500
           37,000 Sysco Corp.                                  1,374,920
           26,000 Walgreen Co.                                 1,178,840
                                                            ------------
                                                               4,804,560
                                                            ------------
        ENERGY - 3.3%
           21,000 Schlumberger, Ltd.                           1,435,770
                                                            ------------
        FINANCIALS - 10.8%
           20,500 American Express Co.                         1,103,925
           22,000 American International Group, Inc.           1,222,100
           17,000 Citigroup, Inc.                                800,870
           32,000 Mellon Financial Corp.                         888,320
           16,000 Morgan Stanley                                 783,360
                                                            ------------
                                                               4,798,575
                                                            ------------
        HEALTH CARE - 21.5%
            5,000 Abbott Laboratories                            241,200
           22,000 Amgen, Inc.+                                 1,376,760
           18,000 Cephalon, Inc.+                                763,560
           19,000 Eli Lily & Co.                               1,107,700
           11,000 Forest Laboratories, Inc.+                     424,380
           21,000 Laboratory Corp. of America Holdings+        1,017,450
           23,000 Medtronic, Inc.                              1,236,250
           59,000 Pfizer, Inc.                                 1,646,100
           11,000 Pharmaceutical Product Development, Inc.+      532,180
           24,000 Stryker Corp.                                1,167,600
                                                            ------------
                                                               9,513,180
                                                            ------------
        INDUSTRIALS - 6.7%
           16,000 Amphenol Corp., Class A                        678,240
           22,000 General Electric Co.                           802,560
           15,000 Jacobs Engineering Group, Inc.+                788,700
           10,000 L-3 Communications Holdings, Inc.              707,800
                                                            ------------
                                                               2,977,300
                                                            ------------

See Notes to Financial Statements.

BROWN ADVISORY GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

Shares  Security Description                                             Value
------  --------------------                                             -----
SOFTWARE & SERVICES - 15.9%
 64,000 Accenture, Ltd., Class A+                                     $ 1,489,920
 16,000 Affiliated Computer Services, Inc. Class A+                       827,680
 74,000 BEA Systems, Inc.+                                                623,820
 88,500 Cisco Systems, Inc.+                                            1,715,130
     69 Computer Associates International, Inc.                             1,882
 63,000 Microsoft Corp.                                                 1,625,400
 61,000 Parametric Technology Corp.+                                      367,220
 16,000 Veritas Software Corp.+                                           397,920
                                                                      -----------
                                                                        7,048,972
                                                                      -----------
TECHNOLOGY HARDWARE & EQUIPMENT - 9.6%
 30,000 Analog Devices, Inc.                                            1,112,400
 39,000 Dell, Inc.+                                                     1,555,710
 20,000 Intel Corp.                                                       538,600
 38,000 Texas Instruments, Inc.                                         1,050,320
                                                                      -----------
                                                                        4,257,030
                                                                      -----------
Total Common Stock (Cost $38,667,154)                                  43,690,536
                                                                      -----------
SHORT TERM INVESTMENT - 1.5%
MONEY MARKET FUND - 1.5%
672,190 Cash Reserve Fund, Inc., Institutional Series (Cost $672,190)     672,190
                                                                      -----------
Total Investments - 100.2% (Cost $39,339,344)*                        $44,362,726
Other Assets & Liabilities, Net - (0.2)%                                  (74,507)
                                                                      -----------
NET ASSETS - 100.0%                                                   $44,288,219
                                                                      ===========

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is $39,778,090 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 6,470,316
            Gross Unrealized Depreciation               (1,885,680)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 4,584,636
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                     Health Care                      21.5%
                     Consumer Discretionary           20.0%
                     Software & Services              15.9%
                     Consumer Staples                 10.8%
                     Financials                       10.8%
                     Technology Hardware & Equipment   9.6%
                     Industrials                       6.7%
                     Energy                            3.2%
                     Money Market Funds                1.5%
                                                     -----
                                                     100.0%
                                                     =====

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005


        Shares   Security Description                            Value
        ------   --------------------                            -----
      COMMON STOCK - 93.9%
      BANKS - 4.7%
          95,745 North Fork Bancorporation, Inc.             $   2,610,010
          35,395 Wachovia Corp.                                  1,796,296
          44,192 Washington Mutual, Inc.                         1,825,130
                                                             -------------
                                                                 6,231,436
                                                             -------------
      BASIC MATERIALS - 4.5%
          79,925 Bowater, Inc.                                   2,509,645
         198,050 RPM International, Inc.                         3,485,680
                                                             -------------
                                                                 5,995,325
                                                             -------------
      CONSUMER DISCRETIONARY - 15.5%
          49,225 Home Depot, Inc.                                1,937,004
         126,462 Jones Apparel Group, Inc.                       4,035,402
          46,350 Lowe's Cos., Inc.                               2,651,684
         131,225 Mattel, Inc.                                    2,385,671
         193,835 Nokia Corp. ADR                                 3,268,058
          46,350 Reebok International, Ltd.                      1,886,909
         256,200 Time Warner, Inc.+                              4,457,880
                                                             -------------
                                                                20,622,608
                                                             -------------
      CONSUMER STAPLES - 7.7%
          63,390 Anheuser-Busch Cos., Inc.                       2,969,821
         163,355 Safeway, Inc.                                   3,595,444
          56,520 Unilever NV                                     3,760,841
                                                             -------------
                                                                10,326,106
                                                             -------------
      DIVERSIFIED FINANCIALS - 9.8%
         137,850 Citigroup, Inc.                                 6,494,114
          59,480 Freddie Mac                                     3,868,579
          54,780 Morgan Stanley                                  2,682,029
                                                             -------------
                                                                13,044,722
                                                             -------------
      ENERGY - 2.5%
          62,520 ChevronTexaco Corp.                             3,362,326
                                                             -------------
      HEALTH CARE - 16.9%
          93,150 Forest Labratories, Inc.+                       3,593,727
         114,000 Health Management Associates, Inc., Class A     2,875,080
          41,220 McKesson Corp.                                  1,659,929
         209,113 Merck & Co., Inc.                               6,783,626
         274,855 Pfizer, Inc.                                    7,668,454
                                                             -------------
                                                                22,580,816
                                                             -------------
      INDUSTRIALS - 7.2%
         139,245 Dover Corp.                                     5,273,208
          53,100 Snap-On, Inc.                                   1,832,481
          37,925 Union Pacific Corp.                             2,539,458
                                                             -------------
                                                                 9,645,147
                                                             -------------

See Notes to Financial Statements.

BROWN ADVISORY VALUE EQUITY FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

       Shares   Security Description                             Value
       ------   --------------------                             -----
      INFORMATION TECHNOLOGY - 11.5%
         67,565 Affiliated Computer Services, Inc., Class A+  $  3,495,137
        334,231 BEA Systems, Inc.+                               2,817,567
        209,005 Hewlett-Packard Co.                              4,704,702
        383,815 Parametric Technology Corp.+                     2,310,566
         46,560 Pitney Bowes, Inc.                               2,077,042
                                                              ------------
                                                                15,405,014
                                                              ------------
      INSURANCE - 13.6%
         81,650 American International Group, Inc.               4,535,657
         44,850 Chubb Corp.                                      3,777,715
         52,250 Lincoln National Corp.                           2,378,943
        101,638 Marsh & McLennan Cos., Inc.                      2,951,567
         95,490 RenaissanceRe Holdings, Ltd.                     4,497,579
                                                              ------------
                                                                18,141,461
                                                              ------------
      Total Common Stock (Cost $117,484,493)                   125,354,961
                                                              ------------
      SHORT-TERM INVESTMENTS - 5.9%
      MONEY MARKET FUNDS - 5.9%
      3,692,639 Cash Reserve Fund, Inc., Institutional Series    3,692,639
      4,203,234 Cash Reserve Fund, Inc., Prime Series            4,203,234
                                                              ------------
      Total Money Market Funds (Cost $7,895,873)                 7,895,873
                                                              ------------
      Total Investments - 99.8% (Cost $125,380,366)*          $133,250,834
      Other Assets and Liabilities, Net - 0.2%                     203,570
                                                              ------------
      NET ASSETS - 100.0%                                     $133,454,404
                                                              ============

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is $125,716,651 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $11,805,769
            Gross Unrealized Depreciation               (4,271,586)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 7,534,183
                                                       ===========

PORTFOLIO HOLDINGS
% Total Investments

                         Health Care             16.9%
                         Consumer Discretionary  15.5%
                         Insurance               13.6%
                         Information Technology  11.6%
                         Diversified Financials   9.8%
                         Consumer Staples         7.8%
                         Industrials              7.2%
                         Money Market Funds       5.9%
                         Banks                    4.7%
                         Basic Materials          4.5%
                         Energy                   2.5%
                                                -----
                                                100.0%
                                                =====

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

          Shares  Security Description                       Value
          ------  --------------------                       -----
          COMMON STOCK - 96.9%
          AUTOS & TRANSPORTATION - 3.7%
          167,268 Forward Air Corp.                       $  4,491,146
                                                          ------------
          BIO-TECHNOLOGY - 7.7%
           94,995 Affymetrix, Inc.+                          5,081,282
           95,635 Martek Biosciences Corp.+                  3,575,793
           55,095 Senomyx, Inc.+                               761,964
                                                          ------------
                                                             9,419,039
                                                          ------------
          CONSUMER DISCRETIONARY - 19.7%
           13,356 Apollo Group, Inc., Class A+               1,048,446
          124,522 Bright Horizons Family Solutions, Inc.+    4,608,559
           11,189 Corporate Executive Board Co.                780,768
          113,919 CoStar Group, Inc.+                        4,577,265
           58,697 Getty Images, Inc.+                        4,392,883
          134,016 Hot Topic, Inc.+                           2,877,324
          392,563 iPass, Inc.+                               2,422,114
          378,401 Tivo, Inc.+                                2,550,423
           26,683 Universal Technical Institute, Inc.+         815,166
                                                          ------------
                                                            24,072,948
                                                          ------------
          DIAGNOSTICS - 1.8%
           55,724 Gen-Probe, Inc.+                           2,165,434
                                                          ------------
          FINANCIALS - 7.1%
          307,081 Digital Insight Corp.+                     6,675,941
           50,138 iPayment, Inc.+                            1,912,263
                                                          ------------
                                                             8,588,204
                                                          ------------
          HEALTH CARE SERVICES - 9.0%
           49,578 Accredo Health, Inc.+                      2,222,086
          298,097 Eclipsys Corp.+                            4,000,462
           90,971 Sunrise Senior Living, Inc.+               4,744,138
                                                          ------------
                                                            10,966,686
                                                          ------------
          MATERIALS & PROCESSING - 5.0%
          152,588 Symyx Technologies, Inc.+                  3,887,942
           56,376 Trex Co., Inc.+                            2,173,295
                                                          ------------
                                                             6,061,237
                                                          ------------
          MEDICAL DEVICES - 13.4%
          202,092 Align Technology, Inc.+                    1,469,209
          224,431 ArthroCare Corp.+                          7,235,655
          168,343 EPIX Pharmaceuticals, Inc.+                1,334,960
           29,006 Intuitive Surgical, Inc.+                  1,435,797
          159,650 SonoSite, Inc.+                            4,901,255
                                                          ------------
                                                            16,376,876
                                                          ------------
          PRODUCER DURABLES - 4.4%
          191,032 ATMI, Inc.+                                5,367,999
                                                          ------------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

 Shares   Security Description                                               Value
 ------   --------------------                                               -----
TECHNOLOGY: COMMUNICATION SERVICES & EQUIPMENT - 13.4%
  341,346 Akamai Technologies, Inc.+                                      $  4,792,498
  373,128 Tekelec, Inc.+                                                     5,078,272
  238,221 WebEx Communications, Inc.+                                        6,398,616
                                                                          ------------
                                                                            16,269,386
                                                                          ------------
TECHNOLOGY: SEMI-ELECTRONICS - 3.4%
  121,423 Power Integrations, Inc.+                                          2,892,296
  202,481 Skyworks Solutions, Inc.+                                          1,281,705
                                                                          ------------
                                                                             4,174,001
                                                                          ------------
TECHNOLOGY: SOFTWARE - 8.3%
  110,962 Concur Technologies, Inc.+                                         1,064,126
   42,439 Open Solutions, Inc.+                                                753,292
  128,130 Opsware, Inc.+                                                       636,806
  219,043 Synplicity, Inc.+                                                  1,336,162
  384,884 Wind River Systems, Inc.+                                          6,308,249
                                                                          ------------
                                                                            10,098,635
                                                                          ------------
Total Common Stock (Cost $76,625,537)                                      118,051,591
                                                                          ------------
SHORT-TERM INVESTMENT - 2.4%
MONEY MARKET FUND - 2.4%
2,960,041 Cash Reserve Fund, Inc., Institutional Series (Cost $2,960,041)    2,960,041
                                                                          ------------
Total Investments - 99.3% (Cost $79,585,578)*                             $121,011,632
Other Assets and Liabilities, Net - 0.7%                                       911,980
                                                                          ------------
NET ASSETS - 100.0%                                                       $121,923,612
                                                                          ============

---------------------
+Non-income producing security.
*Cost for Federal income tax purposes is $81,518,311 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $46,061,124
            Gross Unrealized Depreciation               (6,567,803)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $39,493,321
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

             Consumer Discretionary                          19.9%
             Medical Devices                                 13.5%
             Technology: Communication Services & Equipment  13.4%
             Health Care Services                             9.1%
             Technology: Software                             8.4%
             Bio-Technology                                   7.8%
             Financials                                       7.1%
             Materials & Processing                           5.0%
             Producer Durables                                4.4%
             Autos & Transportation                           3.7%
             Technology: Semi-Electronics                     3.5%
             Money Market Fund                                2.4%
             Diagnostics                                      1.8%
                                                            -----
                                                            100.0%
                                                            =====

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

   Shares  Security Description                                     Value
   ------  --------------------                                     -----
   COMMON STOCK - 97.4%
   BASIC MATERIALS - 4.9%
    60,200 Compass Minerals International, Inc.                  $ 1,356,306
    83,600 HB Fuller Co.                                           2,708,640
     5,000 Novelis, Inc.                                             119,500
                                                                 -----------
                                                                   4,184,446
                                                                 -----------
   CAPITAL GOODS - 5.6%
   105,900 EDO Corp.                                               3,014,973
    54,000 Lincoln Electric Holdings, Inc.                         1,769,040
                                                                 -----------
                                                                   4,784,013
                                                                 -----------
   COMMERCIAL SERVICES & SUPPLIES - 13.0%
    58,500 Adesa, Inc.                                             1,332,630
    32,300 Banta Corp.                                             1,418,616
   400,214 Century Business Services, Inc.+                        1,604,858
    62,200 Cenveco, Inc.+                                            521,236
    13,200 Chemed Corp.                                              558,096
    29,500 Convergys Corp.+                                          402,085
    63,800 Electro Rent Corp.+                                       749,650
    56,800 Fuel-Tech NV+                                             344,776
    46,500 Gartner, Inc., Class A+                                   461,280
    49,600 Providence Service Corp.+                               1,252,896
    17,800 Rent-A-Center, Inc.+                                      421,148
    27,600 Silgan Holdings, Inc.                                   1,573,200
    28,700 Standard Parking Corp.+                                   430,787
                                                                 -----------
                                                                  11,071,258
                                                                 -----------
   CONSUMER DISCRETIONARY - 2.1%
   118,000 Corinthian Colleges, Inc.+                              1,824,280
                                                                 -----------
   CONSUMER STAPLES - 2.4%
   192,600 Del Monte Foods Co.+                                    2,010,744
                                                                 -----------
   ENERGY - 5.7%
    47,800 Arch Coal, Inc.                                         2,315,910
    79,400 Comstock Resources, Inc.+                               1,811,908
    17,800 Penn Virginia Corp.                                       734,606
                                                                 -----------
                                                                   4,862,424
                                                                 -----------
   FINANCIALS - 20.4%
    25,400 Affiliated Managers Group+                              1,694,180
   184,000 Crescent Real Estate Equities Co.                       3,383,760
     4,000 First City Liquidating Trust Loans Assets Corp.+(+/-)       2,800
    81,100 Hilb Rogal & Hobbs Co.                                  2,764,699
    98,400 Interactive Data Corp.+                                 2,118,552
    20,800 Jackson Hewitt Tax Service, Inc.                          430,560
    65,300 Nelnet, Inc., Class A+                                  2,409,570
   116,200 Providian Financial Corp.+                              2,070,684
   125,000 Trizec Properties, Inc.                                 2,438,750
                                                                 -----------
                                                                  17,313,555
                                                                 -----------
   HEALTH CARE - 1.8%
    25,100 PolyMedica Corp.                                          881,010
    22,500 West Pharmaceutical Services, Inc.                        626,400
                                                                 -----------
                                                                   1,507,410
                                                                 -----------

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

Shares  Security Description                                             Value
------  --------------------                                             -----
HOTEL, RESTAURANTS & LEISURE - 6.5%
102,400 AFC Enterprises, Inc.                                         $ 2,611,200
 85,200 Speedway Motorsports, Inc.                                      2,922,360
                                                                      -----------
                                                                        5,533,560
                                                                      -----------
INFORMATION TECHNOLOGY - 15.9%
148,800 infoUSA, Inc.                                                   1,797,504
 75,700 Intergraph Corp.+                                               2,376,223
 72,800 Lipman Electronic Engineering, Ltd.                             2,360,904
 56,800 Progress Software Corp.+                                        1,656,856
 59,200 Storage Technology Corp.+                                       1,910,976
104,300 Technitrol, Inc.                                                1,369,459
 90,500 Transaction Systems Architects, Inc.+                           2,061,590
                                                                      -----------
                                                                       13,533,512
                                                                      -----------
MEDIA - 6.7%
 82,800 Hollinger International, Inc., Class A                            765,900
183,700 MDC Partners, Inc., Class A+                                    1,625,745
 39,100 RH Donnelley Corp.+                                             2,403,868
 91,400 Valuevision Media, Inc.+                                          879,268
                                                                      -----------
                                                                        5,674,781
                                                                      -----------
RETAILING - 9.5%
114,200 Cash America International, Inc.                                1,964,240
 62,300 Handleman Co.                                                   1,130,745
 59,300 Stage Stores, Inc.+                                             2,315,665
171,200 Triarc Cos., Inc., Class A                                      2,679,280
                                                                      -----------
                                                                        8,089,930
                                                                      -----------
TRANSPORTATION - 2.9%
108,100 Pacer International, Inc.+                                      2,465,761
                                                                      -----------
Total Common Stock (Cost $75,217,696)                                  82,855,674
                                                                      -----------
SHORT-TERM INVESTMENT - 0.7%
MONEY MARKET FUND - 0.7%
554,863 Cash Reserve Fund, Inc., Institutional Series (Cost $554,863)     554,863
                                                                      -----------
Total Investments - 98.1% (Cost $75,772,559)*                         $83,410,537
Other Assets and Liabilities, Net - 1.9%                                1,593,707
                                                                      -----------
NET ASSETS - 100.0%                                                   $85,004,244
                                                                      ===========

---------------------
+Non-income producing security.
(+/-)Restricted security not registered under the Securities Act of 1933 other than Rule 144A securities. At the end of the period, the value of these securities amounted to $2,800 or less than 1% of Net Assets.

                                                                                  Acquisition Value
                   Security                     Acquisition Date Acquisition Cost     Per Unit
                   --------                     ---------------- ---------------- -----------------
First City Liquidating Trust Loans Assets Corp.  March 4, 2003        $8,050           $2.0125

*Cost for Federal income tax purposes is $75,776,114 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $10,740,221
            Gross Unrealized Depreciation               (3,105,798)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $ 7,634,423
                                                       ===========

See Notes to Financial Statements.

BROWN ADVISORY SMALL-CAP VALUE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005


PORTFOLIO HOLDINGS
% of Total Investments

                     Financials                      20.8%
                     Information Technology          16.2%
                     Commercial Services & Supplies  13.3%
                     Retailing                        9.7%
                     Media                            6.8%
                     Hotel, Restaurant & Leisure      6.6%
                     Energy                           5.8%
                     Capital Goods                    5.7%
                     Basic Materials                  5.0%
                     Transportation                   3.0%
                     Consumer Staples                 2.4%
                     Consumer Discretionary           2.2%
                     Health Care                      1.8%
                     Money Market Fund                0.7%
                                                    -----
                                                    100.0%
                                                    =====

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

              Shares   Security Description               Value
              ------   --------------------               -----
            COMMON STOCK - 93.3%
            AUSTRALIA - 2.3%
               157,000 Lend Lease Corp., Ltd.         $   1,451,588
               160,000 Woodside Petroleum, Ltd.           3,001,091
                                                      -------------
                                                          4,452,679
                                                      -------------
            CANADA - 2.4%
                52,000 Suncor Energy, Inc.                2,034,143
                82,500 Talisman Energy, Inc.              2,729,937
                                                      -------------
                                                          4,764,080
                                                      -------------
            DENMARK - 1.1%
                41,000 Novo-Nordisk A/S, Series B         2,115,453
                                                      -------------
            FINLAND - 0.5%
                56,000 Nokia OYJ                            943,152
                                                      -------------
            FRANCE - 7.4%
                96,844 France Telcom SA                   2,782,585
                24,000 L'Oreal SA                         1,746,925
                25,500 LVMH Moet Hennessy                 1,826,197
                 9,815 SEB SA                             1,011,943
                63,000 Societe Television Francaise 1     1,712,143
                23,950 Total SA                           5,308,225
                                                      -------------
                                                         14,388,018
                                                      -------------
            GERMANY - 4.7%
                22,000 Allianz AG                         2,602,361
                29,000 Altana AG                          1,730,948
                37,000 BASF AG                            2,467,032
                56,624 Bayerische Motoren Werke AG        2,461,062
                                                      -------------
                                                          9,261,403
                                                      -------------
            GREECE - 0.5%
               169,200 Hellenic Technodomiki Tev SA         885,820
                                                      -------------
            HONG KONG - 5.9%
               639,400 Byd Co., Ltd.                      1,475,355
               565,000 China Mobile Hong Kong, Ltd.       2,066,285
               370,000 CLP Holdings, Ltd.                 2,116,514
             3,700,000 CNOOC, Ltd.                        2,045,171
             1,030,000 Hong Kong & China Gas              2,072,102
               210,000 Hutchinson Whampoa, Ltd.           1,828,892
                                                      -------------
                                                         11,604,319
                                                      -------------
            IRELAND - 3.6%
               178,000 Allied Irish Banks plc             3,720,971
               127,000 CRH plc                            3,238,196
                                                      -------------
                                                          6,959,167
                                                      -------------
            JAPAN - 27.9%
                51,120 Astellas Pharmaceutical, Inc.      1,840,367
               323,000 Bank of Fukuoka, Ltd.              1,992,995
               103,500 Canon, Inc.                        5,665,971
                72,700 Daikin Industries, Ltd.            1,790,939
                78,000 Denso Corp.                        1,787,613
                58,000 Eisai Co., Ltd.                    1,980,422
                72,000 FamilyMart Co., Ltd.               2,104,384
                29,000 Fanuc, Ltd.                        1,813,593

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

      Shares   Security Description                                Value
      ------   --------------------                                -----
    JAPAN
        14,500 Hirose Electric Co., Ltd.                        $  1,552,586
        38,000 Honda Motor Co., Ltd.                               1,882,811
        13,000 Hoya Corp.                                          1,463,141
        84,000 Kao Corp.                                           1,960,195
           450 KDDI Corp.                                          2,079,332
         8,400 Keyence Corp.                                       1,856,534
           125 Millea Holdings, Inc.                               1,670,146
       165,000 Mitsubishi Estate Co., Ltd.                         1,794,294
           210 Mitsubishi Tokyo Financial Group                    1,763,396
        24,500 Murata Manufacturing Co., Ltd.                      1,259,383
       221,000 Nikko Cordial Corp.                                   980,172
           240 Nippon Telegraph & Telephone Corp.+                   988,727
           870 NTT DoCoMo, Inc.                                    1,315,797
        18,700 Rohm Co., Ltd.                                      1,766,328
       117,000 Secom Co., Ltd.                                     4,982,881
        51,000 Sega Sammy Holdings, Inc.                           2,967,015
        51,000 Shin-Etsu Chemical Co., Ltd.                        1,902,296
        43,000 Sony Corp.                                          1,619,856
        39,000 Takeda Pharmaceutical Co., Ltd.                     1,892,554
                                                                ------------
                                                                  54,673,728
                                                                ------------
    NETHERLANDS - 4.8%
        61,000 Heineken Holding NV, Class A                        1,737,628
        97,000 ING Groep NV                                        2,692,448
       195,500 Reed Elsevier NV                                    2,710,852
        87,679 TNT NV                                              2,246,431
                                                                ------------
                                                                   9,387,359
                                                                ------------
    SOUTH KOREA - 1.5%
        12,000 Samsung Electronics Co., Ltd. GDR~                  2,909,272
                                                                ------------
    SPAIN - 2.1%
       101,661 Endesa SA                                           2,218,044
        67,000 Inditex SA                                          1,906,060
                                                                ------------
                                                                   4,124,104
                                                                ------------
    SWEDEN - 1.6%
       335,000 Ericsson LM, Class B                                1,058,673
        57,000 Hennes & Mauritz AB, Class B                        2,024,566
                                                                ------------
                                                                   3,083,239
                                                                ------------
    SWITZERLAND - 4.6%
        33,524 CIBA Specialty Chemicals AG                         1,999,323
         7,000 Nestle SA                                           1,846,988
        40,000 Novartis AG                                         1,958,233
        19,500 Zurich Financial Services AG                        3,250,000
                                                                ------------
                                                                   9,054,544
                                                                ------------
    TAIWAN - 2.1%
     1,100,000 Compal Electronics, Inc.                            1,055,854
       334,200 Taiwan Semiconductor Manufacturing Co., Ltd. ADR    3,077,982
                                                                ------------
                                                                   4,133,836
                                                                ------------
    THAILAND - 0.5%
    10,154,000 Charoen Pokphand Foods plc                          1,069,895
                                                                ------------

See Notes to Financial Statements.

BROWN ADVISORY INTERNATIONAL FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

   Shares   Security Description                                     Value
   ------   --------------------                                     -----
  UNITED KINGDOM - 19.8%
    380,000 BG Group plc                                          $  2,886,291
    394,400 BP plc                                                   3,960,676
  1,081,100 Centrica plc                                             4,571,247
    329,200 Davis Service Group plc                                  2,654,935
     96,000 GlaxoSmithKline plc                                      2,379,529
    300,000 Kingfisher plc                                           1,405,191
    780,000 Misys plc                                                3,074,196
     58,000 Reckitt Benckiser plc                                    1,775,900
     87,000 Rio Tinto plc                                            2,587,738
     94,500 Royal Bank of Scotland Group plc                         2,783,262
    509,279 Tesco plc                                                2,905,233
    325,000 Unilever plc                                             3,177,854
  1,132,500 Vodafone Group plc                                       2,863,862
    500,000 William Morrison Supermarkets plc                        1,722,315
                                                                  ------------
                                                                    38,748,229
                                                                  ------------
  Total Common Stock (Cost $165,514,318)                           182,558,297
                                                                  ------------
  SHORT-TERM INVESTMENTS - 6.1%
  MONEY MARKET FUND - 6.1%
  9,734,136 Citi/SM/ Institutional Trust Liquid Reserves, Class A    9,734,136
  2,307,731 Citi/SM/ Institutional Trust Liquid Reserves, Class O    2,307,731
                                                                  ------------
  Total Short-Term Investments (Cost 12,041,867)                    12,041,867
                                                                  ------------
  Total Investments - 99.4% (Cost $177,556,185)*                  $194,600,164
  Other Assets and Liabilities, Net - 0.6%                           1,090,276
                                                                  ------------
  NET ASSETS - 100.0%                                             $195,690,440
                                                                  ============

---------------------
ADR- American Depositary Receipt.
GDR- Global Depositary Receipt.
+Non-income producing security.
~Security exempt from registration under Rule 144A under the Securities Act of 1933. At the period end, the value of these securities amounted to $2,909,272 or 1.5% of Net Assets.
*Cost for Federal income tax purposes is $177,787,339 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $20,695,595
            Gross Unrealized Depreciation               (3,882,770)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $16,812,825
                                                       ===========

PORTFOLIO HOLDINGS
% of Total Investments

                       Financials                  14.6%
                       Consumer Discretionary      13.5%
                       Industrials                 12.3%
                       Energy                      11.3%
                       Consumer Staples             9.2%
                       Health Care                  7.9%
                       Information Technology       7.5%
                       Telecommunication Services   7.2%
                       Cash & Cash Equivalents      6.2%
                       Utilities                    5.7%
                       Materials                    4.6%
                                                  -----
                                                  100.0%
                                                  =====

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

         Shares    Security Description                        Value
         ------    --------------------                        -----
       REAL ESTATE INVESTMENT TRUSTS (REITS) - 89.7%
       DIVERSIFIED - 6.5%
             7,955 Colonial Properties Trust                $    324,564
            12,185 iStar Financial, Inc.                         510,552
             6,065 Vornado Realty Trust                          477,316
                                                            ------------
                                                               1,312,432
                                                            ------------
       OFFICE/INDUSTRIAL - 22.4%
            22,750 American Financial Realty Trust               349,212
             8,400 BioMed Realty Trust, Inc.                     187,740
            11,780 Boston Properties, Inc.                       786,786
            14,690 CarrAmerica Realty Corp.                      507,833
             9,480 Duke Realty Corp.                             292,648
            13,565 Equity Office Properties Trust                440,727
            15,945 Glenborough Realty Trust, Inc.                322,248
             8,570 Kilroy Realty Corp.                           387,193
             8,945 Mack-Cali Realty Corp.                        394,385
             3,750 Parkway Properties, Inc.                      180,938
            12,350 Prentiss Properties Trust                     426,075
             8,475 Reckson Associates Realty Corp.               267,725
                                                            ------------
                                                               4,543,510
                                                            ------------
       REGIONAL MALLS - 12.9%
            18,545 Glimcher Realty Trust                         477,534
             9,465 Macerich Co.                                  596,579
             8,665 Mills Corp.                                   498,064
            15,010 Simon Property Group, Inc.                  1,031,487
                                                            ------------
                                                               2,603,664
                                                            ------------
       RESIDENTIAL - 11.9%
            15,605 Archstone-Smith Trust                         574,576
             5,970 AvalonBay Communities, Inc.                   446,974
             4,810 BRE Properties, Inc., Class A                 185,377
             8,640 Camden Property Trust                         445,910
             6,700 Home Properties, Inc.                         276,040
            21,210 United Dominion Realty Trust, Inc.            488,891
                                                            ------------
                                                               2,417,768
                                                            ------------
       SPECIALTY - 15.1%
            16,945 Ashford Hospitality Trust, Inc.               168,772
            29,915 Eagle Hospitality Properties Trust, Inc.      271,927
            10,435 Health Care Property Investors, Inc.          283,728
             5,015 Health Care REIT, Inc.                        179,738
             5,810 Healthcare Realty Trust, Inc.                 227,113
            11,795 Hospitality Properties Trust                  518,036
            13,185 Nationwide Health Properties, Inc.            296,267
            10,160 Senior Housing Properties Trust               182,778
            14,955 Sovran Self Storage, Inc.                     666,843
            11,850 Sunstone Hotel Investor's, Inc.               272,669
                                                            ------------
                                                               3,067,871
                                                            ------------

See Notes to Financial Statements.

BROWN ADVISORY REAL ESTATE FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

       Shares   Security Description                             Value
       ------   --------------------                             -----
      STRIP CENTER - 20.9%
         46,405 Cedar Shopping Centers, Inc.                  $   627,860
         25,340 Commercial Net Lease Realty                       491,596
         24,405 Equity One, Inc.                                  522,023
         22,125 Heritage Property Investment Trust                718,841
         20,630 New Plan Excel Realty Trust                       555,772
         14,025 Regency Centers Corp.                             783,296
         21,850 Tanger Factory Outlet Centers, Inc.               528,989
                                                              -----------
                                                                4,228,377
                                                              -----------
      Total Real Estate Investment Trusts (Cost $15,353,971)   18,173,622
                                                              -----------
      PREFERRED STOCK - 1.3%
         10,050 SL Green Realty Corp. (Cost $259,796)             257,531
                                                              -----------
      SHORT-TERM INVESTMENTS - 8.9%
      MONEY MARKET FUNDS - 8.9%
        692,977 Cash Reserve Fund, Inc., Institutional Series     692,977
      1,120,490 Cash Reserve Fund, Inc., Prime Series           1,120,490
                                                              -----------
      Total Money Market Funds (Cost $1,813,467)                1,813,467
                                                              -----------
      Total Investments - 99.9% (Cost $17,427,234)*           $20,244,620
      Other Assets and Liabilities, Net - 0.1%                      8,096
                                                              -----------
      NET ASSETS - 100.0%                                     $20,252,716
                                                              ===========

---------------------
*Cost for Federal income tax purposes is $17,446,608 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $2,831,893
             Gross Unrealized Depreciation                 (33,881)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $2,798,012
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                           Office/Industrial   22.4%
                           Strip Centers       20.9%
                           Specialty           15.1%
                           Regional Malls      12.9%
                           Residential         11.9%
                           Money Market Funds   9.0%
                           Diversified          6.5%
                           Preferred Stock      1.3%
                                              -----
                                              100.0%
                                              =====

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2005

                                                          BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                          GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                               FUND           FUND       GROWTH FUND
                                                          -------------- -------------- --------------
ASSETS
  Total investments, at value
   (Cost $39,339,344, $125,380,366, $79,585,578,
   $75,772,559, $177,556,185 and $17,427,234,
   respectively)                                           $44,362,726    $133,250,834   $121,011,632
  Cash                                                              --              --             --
  Foreign currency (Cost $66,825)                                   --              --             --
  Receivables:
    Fund shares sold                                           240,000         414,500        859,300
    Investment securities sold                                 489,607              --        261,257
    Interest and dividends                                      36,678         250,267         13,185
    Prepaid expenses and other assets                            3,083          11,487          7,350
                                                           -----------    ------------   ------------
Total Assets                                                45,132,094     133,927,088    122,152,724
                                                           -----------    ------------   ------------
LIABILITIES
  Payables:
    Investment securities purchased                            785,776              --             --
    Fund shares redeemed                                            --         340,401         75,713
  Accrued Liabilities:
    Investment advisor fees                                     27,749          83,178         98,615
    Trustees' and officers' fees and expenses                      455           1,423          1,255
    Other expenses                                              29,895          47,682         53,529
                                                           -----------    ------------   ------------
Total Liabilities                                              843,875         472,684        229,112
                                                           -----------    ------------   ------------
NET ASSETS                                                 $44,288,219    $133,454,404   $121,923,612
                                                           ===========    ============   ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                          $47,716,830    $118,458,784   $130,762,259
  Accumulated undistributed (distributions in excess of)
   net investment income                                            --         302,793             --
  Accumulated net realized gain (loss) on investments
   and foreign currency transactions                        (8,451,993)      6,822,359    (50,264,701)
  Unrealized appreciation (depreciation) on investments
   and foreign currency translations                         5,023,382       7,870,468     41,426,054
                                                           -----------    ------------   ------------
NET ASSETS                                                 $44,288,219    $133,454,404   $121,923,612
                                                           ===========    ============   ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED
 SHARES AUTHORIZED)
  Institutional Shares                                       5,212,232       9,771,953     10,334,682
  A Shares                                                          --              --        788,453
NET ASSET VALUE AND OFFERING PRICE
 PER SHARE
  Institutional Shares (based on net assets of
   $44,288,219, $133,454,404, $106,642,557,
   $85,004,244, $195,690,440 and $20,252,716,
   respectively)                                           $      8.50    $      13.66   $      10.32
                                                           -----------    ------------   ------------
  A Shares (based on net assets of $15,281,055)            $        --    $         --   $      19.38
                                                           -----------    ------------   ------------
  A Shares Maximum Public Offering Price Per Share
   (net asset value per share/94.50%)                      $        --    $         --   $      20.51
                                                           -----------    ------------   ------------

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2005

                  BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                    SMALL-CAP    INTERNATIONAL   REAL ESTATE
                    VALUE FUND        FUND           FUND
                  -------------- -------------- --------------



                   $83,410,537    $194,600,164   $20,244,620
                            --              --        29,009
                            --          66,103            --

                       929,300         398,500            --
                       939,012          60,442            --
                        31,971       1,066,004        25,609
                         6,073          13,672         4,463
                   -----------    ------------   -----------
                    85,316,893     196,204,885    20,303,701
                   -----------    ------------   -----------

                       110,299              --            --
                        94,182         262,691        11,000
                        68,323         170,882        12,799
                         1,018           2,364           365
                        38,827          78,508        26,821
                   -----------    ------------   -----------
                       312,649         514,445        50,985
                   -----------    ------------   -----------
                   $85,004,244    $195,690,440   $20,252,716
                   ===========    ============   ===========

                   $73,917,494    $173,967,008   $17,454,704

                            --         995,009            --

                     3,448,772       3,700,557       (19,374)

                     7,637,978      17,027,866     2,817,386
                   -----------    ------------   -----------
                   $85,004,244    $195,690,440   $20,252,716
                   ===========    ============   ===========


                     6,496,782      15,151,544     1,691,916
                            --              --            --





                   $     13.08    $      12.92   $     11.97
                   -----------    ------------   -----------
                   $        --    $         --   $        --
                   -----------    ------------   -----------

                   $        --    $         --   $        --
                   -----------    ------------   -----------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2005

                                                           BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                                                           GROWTH EQUITY   VALUE EQUITY    SMALL-CAP
                                                                FUND           FUND       GROWTH FUND
                                                           -------------- -------------- --------------
INVESTMENT INCOME
  Dividend income (Net of foreign taxes withheld of $0,
   $34,275, $0, $1,799, $405,078 and $0, respectively)       $  614,087    $ 2,366,881    $    49,428
                                                             ----------    -----------    -----------
EXPENSES
  Investment advisor fees                                       329,863        870,413      1,220,940
  Administrator fees                                             43,596        105,975        110,075
  Transfer agent fees:
    Institutional Shares                                         13,153         14,053         16,683
    A Shares                                                         --             --         49,807
  Distribution fees:
    A Shares                                                         --             --         41,942
  Custodian fees                                                  9,915         30,836         19,987
  Accountant fees                                                27,082         35,717         47,093
  Registration fees                                               5,667         21,370         10,032
  Professional fees                                              28,421         69,740         50,976
  Trustees' and officers' fees and expenses                       6,723         17,268         18,662
  Amortization of offering costs                                     --             --             --
  Miscellaneous expenses                                         16,435         34,520         31,765
                                                             ----------    -----------    -----------
Total Expenses                                                  480,855      1,199,892      1,617,962
  Fees waived and expenses reimbursed                           (48,513)       (45,181)       (63,167)
                                                             ----------    -----------    -----------
Net Expenses                                                    432,342      1,154,711      1,554,795
                                                             ----------    -----------    -----------
NET INVESTMENT INCOME (LOSS)                                    181,745      1,212,170     (1,505,367)
                                                             ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS
  Net realized gain (loss) on investments                     1,105,813      9,273,100      4,849,035
  Net realized gain (loss) on foreign currency
   transactions                                                      --             --             --
                                                             ----------    -----------    -----------
Net Realized Gain (Loss) on Investments and Foreign
 Currency Transactions                                        1,105,813      9,273,100      4,849,035
  Net change in unrealized appreciation (depreciation) on
   investments                                                 (233,468)      (109,047)    (1,611,125)
  Net change in unrealized appreciation (depreciation) on
   foreign currency translations                                     --             --             --
                                                             ----------    -----------    -----------
Net Change in Unrealized Appreciation (Depreciation) on
 Investments and Foreign Currency Translations                 (233,468)      (109,047)    (1,611,125)
                                                             ----------    -----------    -----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS AND FOREIGN CURRENCY
 TRANSACTIONS                                                   872,345      9,164,053      3,237,910
                                                             ----------    -----------    -----------
INCREASE (DECREASE) IN NET ASSETS FROM
 OPERATIONS                                                  $1,054,090    $10,376,223    $ 1,732,543
                                                             ==========    ===========    ===========

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2005

                  BROWN ADVISORY BROWN ADVISORY BROWN ADVISORY
                    SMALL-CAP    INTERNATIONAL   REAL ESTATE
                    VALUE FUND        FUND           FUND
                  -------------- -------------- --------------

                   $ 1,101,671    $ 4,497,531     $  710,658
                   -----------    -----------     ----------
                       606,490      1,578,661        131,866
                        57,091        142,993         31,561
                        12,277         16,420         11,570
                            --             --             --
                            --             --             --
                        23,055        112,219          4,193
                        28,410         64,897         24,467
                        16,886         26,544         10,373
                        38,288        105,975         24,881
                        10,329         25,192          3,791
                         3,100             --          4,690
                        22,527         50,379         10,821
                   -----------    -----------     ----------
                       818,453      2,123,280        258,213
                       (69,238)       (54,378)       (85,057)
                   -----------    -----------     ----------
                       749,215      2,068,902        173,156
                   -----------    -----------     ----------
                       352,456      2,428,629        537,502
                   -----------    -----------     ----------




                     3,876,999     11,515,343        116,416

                          (713)       (23,072)            --
                   -----------    -----------     ----------

                     3,876,286     11,492,271        116,416

                     6,334,341        559,409      3,015,360

                            --        (30,726)            --
                   -----------    -----------     ----------

                     6,334,341        528,683      3,015,360
                   -----------    -----------     ----------


                    10,210,627     12,020,954      3,131,776
                   -----------    -----------     ----------
                   $10,563,083    $14,449,583     $3,669,278
                   ===========    ===========     ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                BROWN ADVISORY
                                              GROWTH EQUITY FUND
                                           ------------------------
                                            YEAR ENDED   YEAR ENDED
                                           MAY 31, 2005 MAY 31, 2004
                                           ------------ ------------
                                              AMOUNT       AMOUNT
                                           ------------ ------------
           OPERATIONS
            Net investment income (loss)   $   181,745  $    11,334
            Net realized gain (loss) on
              investments                    1,105,813     (980,834)
            Net realized gain (loss) on
              investments and foreign
              currency transactions                 --           --
            Net increase from payments
              by affiliates (Note 7)                --           --
            Net change in unrealized
              appreciation
              (depreciation) on
              investments                     (233,468)   6,550,550
            Net change in unrealized
              appreciation
              (depreciation) on
              investments and foreign
              currency translations                 --           --
                                           -----------  -----------
            Increase (Decrease) in Net
              Assets from Operations         1,054,090    5,581,050
                                           -----------  -----------
           DISTRIBUTIONS TO SHAREHOLDERS
            FROM
            Net investment income:
              Net investment income                 --           --
              Institutional Shares            (182,306)     (50,334)
              A Shares                              --           --
            Net realized gain:
              Net realized gain                     --           --
              Institutional Shares                  --           --
              A Shares                              --           --
            Return of Capital                       --           --
                                           -----------  -----------
           Total Distributions to
            Shareholders                      (182,306)     (50,334)
                                           -----------  -----------
           CAPITAL SHARE TRANSACTIONS
            Sale of shares:
              Institutional Shares           8,644,270   11,635,184
              A Shares                              --      440,651
            Contributions from share
              reclassification:
              Institutional Shares (Note
               1)                                   --      492,157
              A Shares (Note 1)                     --           --
            Contributions from
              reorganization (Note 1):
            Reinvestment of
              distributions:
              Institutional Shares              15,694        2,462
              A Shares                              --           --
            Redemption of shares:
              Institutional Shares          (9,952,902)  (6,976,914)
              A Shares                              --           --
              B Shares                              --           --
            Redemptions from share
              reclassification:
              A Shares (Note 1)                     --     (492,157)
              B Shares (Note 1)                     --           --
            Redemption fees                         --           37
                                           -----------  -----------
           Increase (Decrease) from
            Capital Share Transactions      (1,292,938)   5,101,420
                                           -----------  -----------
           Increase (Decrease) in Net
            Assets                            (421,154)  10,632,136

           NET ASSETS
            Beginning of period             44,709,373   34,077,237
                                           -----------  -----------
            End of period*                 $44,288,219  $44,709,373
                                           ===========  ===========
           * Accumulated undistributed
            (distributions in excess of)
            net investment income          $        --  $        --
                                           -----------  -----------


See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                   BROWN ADVISORY                          BROWN ADVISORY
                 VALUE EQUITY FUND                      SMALL-CAP GROWTH FUND
---------------------------------------------------  --------------------------
 YEAR ENDED     PERIOD ENDED       PERIOD ENDED       YEAR ENDED    YEAR ENDED
MAY 31, 2005  MAY 31, 2004 (A) DECEMBER 31, 2003 (B) MAY 31, 2005  MAY 31, 2004
------------  ---------------- --------------------- ------------  ------------
   AMOUNT          AMOUNT             AMOUNT            AMOUNT        AMOUNT
------------  ---------------- --------------------- ------------  ------------

$  1,212,170    $   273,169         $   326,308      $ (1,505,367) $ (1,683,249)

   9,273,100      3,354,008           3,469,798         4,849,035     2,133,937


          --             --                  --                --            --

          --             --                  --                --         8,476



    (109,047)      (180,078)          8,159,593        (1,611,125)   30,494,131




          --             --                  --                --            --
------------    -----------         -----------      ------------  ------------

  10,376,223      3,447,099          11,955,699         1,732,543    30,953,295
------------    -----------         -----------      ------------  ------------



          --             --                  --                --            --
  (1,048,121)      (144,548)           (314,249)               --            --
          --             --              (1,936)               --            --
          --             --                  --                --            --

  (6,851,884)            --          (2,399,726)               --            --
          --             --             (22,937)               --            --
          --             --                  --                --            --
------------    -----------         -----------      ------------  ------------

  (7,900,005)      (144,548)         (2,738,848)               --            --
------------    -----------         -----------      ------------  ------------


  48,665,817     27,891,875          56,496,095        24,112,791    22,925,417
          --             --             505,992           282,588     1,479,275



          --             --             584,705                --            --
          --             --                  --                --     1,598,889




   6,872,144          3,465           2,402,074                --            --
          --             --              17,981                --            --

 (19,676,627)    (2,636,308)         (2,083,268)      (31,636,915)  (40,148,506)
          --             --                (500)       (4,015,699)   (5,032,240)
          --             --                  --                --      (135,539)


          --             --            (584,705)               --            --
          --             --                  --                --    (1,598,889)
          --             44                  --             8,528         6,852
------------    -----------         -----------      ------------  ------------

  35,861,334     25,259,076          57,338,374       (11,248,707)  (20,904,741)
------------    -----------         -----------      ------------  ------------

  38,337,552     28,561,627          66,555,225        (9,516,164)   10,048,554


  95,116,852     66,555,225                  --       131,439,776   121,391,222
------------    -----------         -----------      ------------  ------------
$133,454,404    $95,116,852         $66,555,225      $121,923,612  $131,439,776
============    ===========         ===========      ============  ============


$    302,793    $   138,744         $    10,123      $         --  $         --
------------    -----------         -----------      ------------  ------------

---------------------
(a)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(b)Commenced operations on January 28, 2003.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                     BROWN ADVISORY
                                                  SMALL-CAP VALUE FUND
                                              ----------------------------
                                               YEAR ENDED    PERIOD ENDED
                                              MAY 31, 2005 MAY 31, 2004 (A)
                                              ------------ ----------------
                                                 AMOUNT         AMOUNT
                                              ------------ ----------------
    OPERATIONS
     Net investment income (loss)             $   352,456    $   (46,318)
     Net realized gain (loss) on investments           --             --
     Net realized gain (loss) on
       investments and foreign currency
       transactions                             3,876,286      1,167,261
     Net increase from payments by
       affiliates (Note 7)                             --             --
     Net change in unrealized appreciation
       (depreciation) on investments            6,334,341        646,763
     Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency translations                   --             --
                                              -----------    -----------
     Increase (Decrease) in Net Assets from
       Operations                              10,563,083      1,767,706
                                              -----------    -----------
    DISTRIBUTIONS TO SHAREHOLDERS FROM
     Net investment income:
       Net investment income                     (375,455)            --
       Institutional Shares                            --             --
       A Shares                                        --             --
     Net realized gain:
       Net realized gain                       (1,469,226)        (5,470)
       Institutional Shares                            --             --
       A Shares                                        --             --
     Return of Capital                                 --             --
                                              -----------    -----------
    Total Distributions to Shareholders        (1,844,681)        (5,470)
                                              -----------    -----------
    CAPITAL SHARE TRANSACTIONS
     Sale of shares:                           41,567,426     34,145,889
       Institutional Shares                            --             --
       A Shares                                        --             --
     Contributions from share
       reclassification:
       Institutional Shares (Note 1)                   --             --
       A Shares (Note 1)                               --             --
     Contributions from reorganization
       (Note 1):                                       --      4,791,260
     Reinvestment of distributions:             1,492,163             82
       Institutional Shares                            --             --
       A Shares                                        --             --
     Redemption of shares:                     (6,552,504)      (924,156)
       Institutional Shares                            --             --
       A Shares                                        --             --
       B Shares                                        --             --
     Redemptions from share
       reclassification:
       A Shares (Note 1)                               --             --
       B Shares (Note 1)                               --             --
     Redemption fees                                   --          3,446
                                              -----------    -----------
    Increase (Decrease) from Capital Share
     Transactions                              36,507,085     38,016,521
                                              -----------    -----------
    Increase (Decrease) in Net Assets          45,225,487     39,778,757

    NET ASSETS
     Beginning of period                       39,778,757             --
                                              -----------    -----------
     End of period*                           $85,004,244    $39,778,757
                                              ===========    ===========
    * Accumulated undistributed
     (distributions in excess of) net
     investment income                        $        --    $     3,359
                                              -----------    -----------

---------------------
(a)Commenced operations on October 31, 2003.

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                  BROWN ADVISORY                           BROWN ADVISORY
                INTERNATIONAL FUND                        REAL ESTATE FUND
--------------------------------------------------  ----------------------------
 YEAR ENDED    PERIOD ENDED       PERIOD ENDED       YEAR ENDED    PERIOD ENDED
MAY 31, 2005 MAY 31, 2004 (B) DECEMBER 31, 2003 (C) MAY 31, 2005 MAY 31, 2004 (D)
------------ ---------------- --------------------- ------------ ----------------
   AMOUNT         AMOUNT             AMOUNT            AMOUNT         AMOUNT
------------ ---------------- --------------------- ------------ ----------------

  $2,428,629   $    778,205       $  1,145,561      $   537,502    $   195,970
          --             --                 --          116,416       (103,810)


  11,492,271      9,405,089          8,154,116               --             --

          --             --                 --               --             --

          --             --                 --        3,015,360       (197,974)


     528,683     (8,223,435)        24,722,618               --             --
------------   ------------       ------------      -----------    -----------

  14,449,583      1,959,859         34,022,295        3,669,278       (105,814)
------------   ------------       ------------      -----------    -----------


          --             --                 --         (664,740)      (105,661)
 (1,952,958)        (91,127)        (1,332,783)              --             --
          --             --               (812)              --             --

          --             --                 --               --             --
(19,389,489)             --         (3,931,769)              --             --
          --             --             (9,367)              --             --
          --             --                 --         (114,432)            --
------------   ------------       ------------      -----------    -----------
(21,342,447)        (91,127)        (5,274,731)        (779,172)      (105,661)
------------   ------------       ------------      -----------    -----------


 101,494,113     12,445,596        102,857,788        6,360,003     14,276,059
          --             --            201,466               --             --

          --             --            283,702               --             --
          --             --                 --               --             --


  19,364,802          2,481          3,948,825           25,186          4,065
          --             --             10,179               --             --

(44,071,149)     (8,176,614)       (16,111,788)      (2,883,087)      (208,177)
          --             --                 --               --             --
          --             --                 --               --             --

          --             --           (283,702)              --             --
          --             --                 --               --             --
          --              6              1,303               --             36
------------   ------------       ------------      -----------    -----------
  76,787,766      4,271,469         90,907,773        3,502,102     14,071,983
------------   ------------       ------------      -----------    -----------
  69,894,902      6,140,201        119,655,337        6,392,208     13,860,508


 125,795,538    119,655,337                 --       13,860,508             --
------------   ------------       ------------      -----------    -----------
$195,690,440   $125,795,538       $119,655,337      $20,252,716    $13,860,508
============   ============       ============      ===========    ===========
    $995,009   $    542,410       $     (3,630)     $        --    $    90,309
------------   ------------       ------------      -----------    -----------

---------------------
(b)Effective May 31,2004, the Fund changed its fiscal year end from December 31 to May 31.
(c)Commenced operations on January 28, 2003.
(d)Commenced operations on December 10, 2003.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                       Selected Data For A Single Share
                                -----------------------------------------------------------------------------------------
                                                                                             Distributions
                                                                              ------------------------------------------
                                Net Asset    Net          Net                                                   Total
                                  Value   Investment  Realized and Total from  from Net  from Net   from    Distributions
                                Beginning   Income     Unrealized  Investment Investment Realized Return of      to
                                of Period   (Loss)    Gain (Loss)  Operations   Income    Gains    Capital  Shareholders
------------------------------  --------- ----------  ------------ ---------- ---------- -------- --------- -------------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
May 31, 2005
  Institutional Shares           $ 8.33      0.03(b)      0.17        0.20      (0.03)       --      --         (0.03)
May 31, 2004
  Institutional Shares (f)         7.22        --(g)      1.12        1.12      (0.01)       --      --         (0.01)
May 31, 2003
  Institutional Shares (h)         7.58      0.03        (0.35)      (0.32)     (0.04)       --      --         (0.04)
  A Shares (i)                     6.96        --         0.25        0.25         --        --      --            --
May 31, 2002
  Institutional Shares (h)         9.40      0.04        (1.82)      (1.78)     (0.04)       --      --         (0.04)
May 31, 2001
  Institutional Shares (h)        10.85      0.02        (1.46)      (1.44)     (0.01)       --      --         (0.01)

--------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2005
  Institutional Shares           $13.44      0.14(b)      1.00        1.14      (0.12)    (0.80)     --         (0.92)
May 31, 2004
  Institutional Shares (j)        12.86      0.04         0.56        0.60      (0.02)       --      --         (0.02)
December 31, 2003
  Institutional Shares (i) (k)    10.00      0.07         3.38        3.45      (0.07)    (0.52)     --         (0.59)

--------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
May 31, 2005
  Institutional Shares           $10.11     (0.12)(b)     0.33        0.21         --        --      --            --
  A Shares                        19.09     (0.28)(b)     0.57        0.29         --        --      --            --
May 31, 2004
  Institutional Shares             7.99     (0.14)        2.26        2.12         --        --      --            --
  A Shares (l)                    15.06     (0.30)        4.33        4.03         --        --      --            --
May 31, 2003
  Institutional Shares (m)         8.26     (0.09)       (0.18)      (0.27)        --        --      --            --
  A Shares (i)                    11.18     (0.18)        4.06        3.88         --        --      --            --
  B Shares (i)                    10.56     (0.17)        3.79        3.62         --        --      --            --
May 31, 2002
  Institutional Shares (m)        11.67     (0.10)       (3.31)      (3.41)        --        --      --            --
May 31, 2001
  Institutional Shares (m)        13.82     (0.10)       (1.56)      (1.66)        --     (0.49)     --         (0.49)

--------------------------------------------------------------------------------------------------------------------------

                                ---------------------


                                           Net Asset
                                             Value
                                Redemption  End of
                                 Fees (b)   Period
------------------------------  ---------- ---------
BROWN ADVISORY GROWTH EQUITY FUND
Year/Period Ended
May 31, 2005
  Institutional Shares              --      $ 8.50
May 31, 2004
  Institutional Shares (f)          --(g)     8.33
May 31, 2003
  Institutional Shares (h)          --        7.22
  A Shares (i)                      --        7.21
May 31, 2002
  Institutional Shares (h)          --        7.58
May 31, 2001
  Institutional Shares (h)          --        9.40

----------------------------------------------------
BROWN ADVISORY VALUE EQUITY FUND
Year/Period Ended
May 31, 2005
  Institutional Shares              --      $13.66
May 31, 2004
  Institutional Shares (j)          --(g)    13.44
December 31, 2003
  Institutional Shares (i) (k)      --       12.86

----------------------------------------------------
BROWN ADVISORY SMALL-CAP GROWTH FUND
Year/Period Ended
May 31, 2005
  Institutional Shares              --(g)   $10.32
  A Shares                          --(g)    19.38
May 31, 2004
  Institutional Shares              --(g)    10.11
  A Shares (l)                      --       19.09
May 31, 2003
  Institutional Shares (m)          --(g)     7.99
  A Shares (i)                      --       15.06
  B Shares (i)                      --       14.18
May 31, 2002
  Institutional Shares (m)          --        8.26
May 31, 2001
  Institutional Shares (m)          --       11.67

----------------------------------------------------

(a)All ratios for periods less than a year are annualized.
(b)Calculated based on average shares outstanding during the period.
(c)Total return for periods less than one year are not annualized and does not include the effects of sales charges for A Shares.
(d)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(e)Portfolio turnover rate for periods less than one year are not annualized.
(f)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 13.73%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.13% and 1.24%, respectively.
(g)Less than $0.01 per share.
(h)Shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(i)See Note 1 for dates of commencement of operations.
(j)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                    Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets (a)
                                 ---------------------------------------------
                  Net Assets at
                       End
                    of Period    Net Investment                                     Portfolio
Total Return (c) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (d) Turnover Rate (e)
---------------- --------------- -------------- ------------ ------------------ -----------------



       2.45%        $ 44,288          0.41%         0.98%            1.09%             40%

      15.52%          44,709          0.03%         1.00%            1.21%             32%

      (4.16)%         34,067          0.50%         0.73%            1.29%             42%
       3.59%              10          0.14%         1.25%         1477.65%             42%

     (18.96)%         36,273          0.45%         0.47%            1.22%             50%

     (13.29)%         38,022          0.22%         0.77%            1.22%             82%

-------------------------------------------------------------------------------------------------



       8.67%        $133,454          1.04%         0.99%            1.03%             78%

       4.69%          95,117          0.82%         1.00%            1.09%             33%

      34.79%          66,555          1.04%         1.00%            1.49%             71%

-------------------------------------------------------------------------------------------------



       2.08%        $106,643         (1.19)%        1.23%            1.25%             22%
       1.52%          15,281         (1.49)%        1.53%            1.80%             22%

      26.53%         112,594         (1.21)%        1.23%            1.24%             25%
      26.76%          18,846         (1.49)%        1.50%            1.81%             25%

      (3.27)%        103,357         (1.20)%        1.25%            1.28%             33%
      34.70%          16,625         (1.46)%        1.50%            1.95%             33%
      34.28%           1,409         (1.96)%        2.00%            4.95%             33%

     (29.22)%        126,199         (1.17)%        1.24%            1.24%             21%

     (12.08)%        107,656         (0.95)%        1.25%            1.25%             25%

-------------------------------------------------------------------------------------------------

(k)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period February 17, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return was 40.69%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 10.83% and 1.25%, respectively.
(l)Effective December 31, 2003, B Shares were reclassified as A Shares. For the period June 1, 2003 through December 31, 2003, total return for B Shares was 24.33%. For the aforementioned period, the annualized gross expenses and net expenses ratios were 3.91% and 1.99%, respectively.
(m)Shares issued and outstanding as of July 17, 2002 were reclassified as Institutional Shares.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                                Selected Data For A Single Share
                                         ---------------------------------------------------------------------------
                                                                                                     Distributions
                                                                                      ------------------------------
                                         Net Asset    Net         Net
                                           Value   Investment Realized and Total from  from Net  from Net    from
                                         Beginning   Income    Unrealized  Investment Investment Realized  Return of
                                         of Period   (Loss)   Gain (Loss)  Operations   Income    Gains     Capital
---------------------------------------  --------- ---------- ------------ ---------- ---------- --------  ---------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
May 31, 2005                              $11.31      0.07(b)     2.07        2.14      (0.06)    (0.31)        --
May 31, 2004 (f)                           10.00     (0.01)       1.32        1.31         --        --(g)      --

---------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2005 Institutional Shares         $13.69      0.21(b)     1.34        1.55      (0.19)    (2.13)        --
May 31, 2004 Institutional Shares (h)      13.48      0.09        0.13        0.22      (0.01)       --         --
December 31, 2003
 Institutional Shares (f) (i)              10.00      0.15        3.96        4.11      (0.17)    (0.46)        --

---------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
May 31, 2005 Institutional Shares         $10.10      0.34(b)     2.03        2.37      (0.43)       --      (0.07)
May 31, 2004 Institutional Shares (f)      10.00      0.21        0.03        0.24      (0.14)       --         --

---------------------------------------------------------------------------------------------------------------------

                                         -----------------------------------

                                         -------------
                                             Total                Net Asset
                                         Distributions              Value
                                              to       Redemption  End of
                                         Shareholders   Fees (b)   Period
---------------------------------------  ------------- ---------- ---------
BROWN ADVISORY SMALL-CAP VALUE FUND
Year/Period Ended
May 31, 2005                                 (0.37)        --      $13.08
May 31, 2004 (f)                                --         --(g)    11.31

---------------------------------------------------------------------------
BROWN ADVISORY INTERNATIONAL FUND
Year/Period Ended
May 31, 2005 Institutional Shares            (2.32)        --      $12.92
May 31, 2004 Institutional Shares (h)        (0.01)        --(g)    13.69
December 31, 2003
 Institutional Shares (f) (i)                (0.63)        --(g)    13.48

---------------------------------------------------------------------------
BROWN ADVISORY REAL ESTATE FUND
Year/Period Ended
May 31, 2005 Institutional Shares            (0.50)        --      $11.97
May 31, 2004 Institutional Shares (f)        (0.14)        --(g)    10.10

---------------------------------------------------------------------------

(a)All ratios for periods less than a year are annualized.
(b)Calculated based on average shares outstanding during the period.
(c)Total return for periods less than one year are not annualized.
(d)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(e)Portfolio turnover rate for periods less than one year are not annualized.
(f)See Note 1 for dates of commencement of operations.
(g)Less than $0.01 per share.
(h)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(i)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period January 28, 2003 (commencement of operations for A Shares) through December 31, 2003, the cumulative inception-to-date return for A Shares was 41.38%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 14.26% and 1.50%, respectively.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS


These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                    Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets (a)
                                 ---------------------------------------------
                   Net Assets
                    at End of
                     Period      Net Investment                                     Portfolio
Total Return (c) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (d) Turnover Rate (e)
---------------- --------------- -------------- ------------ ------------------ -----------------


     19.09%         $ 85,004          0.58%         1.23%           1.35%              57%
     13.13%           39,779         (0.33)%        1.25%           2.04%              33%

-------------------------------------------------------------------------------------------------


     11.44%         $195,690          1.56%         1.33%           1.36%              78%
      1.63%          125,796          1.51%         1.25%           1.30%              39%

     41.77%          119,655          1.35%         1.25%           1.37%              66%

-------------------------------------------------------------------------------------------------


     23.88%         $ 20,253          3.05%         0.98%           1.47%              10%
      2.34%           13,861          5.23%         1.00%           4.52%              15%

-------------------------------------------------------------------------------------------------


See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory International Fund and Brown Advisory Real Estate Fund (individually a "Fund," and collectively the "Funds"). Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund and Brown Advisory International Fund are each diversified series of Forum Funds (the "Trust"). Brown Advisory Real Estate Fund is a non-diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-five series.

The Funds commenced operations as follows:

                                     COMMENCEMENT OF OPERATIONS
                             --------------------------------------
                             INSTITUTIONAL        A             B
                                SHARES          SHARES        SHARES
                             -------------   --------      --------
       Growth Equity Fund      06/28/99/(1)/ 05/03/03/(2)/       --
       Value Equity Fund       01/28/03      02/17/03/(2)/       --
       Small-Cap Growth Fund   06/28/99/(1)/ 09/20/02      09/20/02/(3)/
       Small-Cap Value Fund    10/31/03/(4)/       --            --
       International Fund      01/28/03      01/28/03/(2)/       --
       Real Estate Fund        12/10/03            --            --

---------------------
/(1)/Shares of Growth Equity Fund and Small-Cap Growth Fund were reclassified as Institutional Shares on February 11, 2003 and July 17, 2002, respectively.
/(2)/On December 31, 2003, A Shares were reclassified as Institutional Shares. /(3)/On December 31, 2003, B Shares were reclassified as A Shares. /(4)/Small-Cap Value Fund does not offer shares pursuant to a class structure.

A Shares generally provide for a front-end sales charge.

Growth Equity Fund and Small-Cap Growth Fund's investment objective is to achieve capital appreciation by primarily investing in equity securities. Value Equity Fund's investment objective is to achieve capital appreciation. Small-Cap Value Fund's investment objective is to achieve long-term capital appreciation. International Fund's investment objective is to seek maximum long-term total return consistent with reasonable risk to principal. Real Estate Fund seeks to produce a high level of current income as its primary investment objective and achieve capital appreciation as its secondary investment objective.

On October 31, 2003, Small-Cap Value Fund acquired all the net assets of Brown Advisory Small-Cap Value Fund, LP. The acquisition of net assets and unrealized gain from this tax-free transaction was as follows:

         DATE OF CONTRIBUTION NET ASSETS SHARES ISSUED UNREALIZED GAIN
         -------------------- ---------- ------------- ---------------
           October 31, 2003   $4,791,260    479,126       $656,874

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. Brown Advisory International Fund can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment. Brown Advisory Real Estate Fund is non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of Real Estate Fund in securities of a limited amount of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issues. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked price. Money market instruments that mature in sixty days or less may be valued at amortized cost.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board of Trustees (the "Board") if (1) market quotations are insufficient or not readily available; or (2) the Advisor believes that the values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recorded as earned. All premium and discount is amortized and accreted in accordance with Generally Accepted Accounting Principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

FOREIGN CURRENCIES - Foreign currency amounts are translated into U.S. dollars as follows: (1) assets and liabilities at the rate of exchange at the end of the reporting period; and (2) purchases and sales of securities and income and expenses at the rate of exchange prevailing on the dates of such transactions. The portion of the results of operations arising from changes in the exchange rates and the portion due to fluctuations arising from changes in the market prices of securities are not isolated. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

International Fund may enter into transactions to purchase or sell foreign currencies to protect the U.S. dollar value of its underlying portfolio securities against the effect of possible adverse movements in foreign exchange rates. Principal risks associated with such transactions include the movement in value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. Fluctuations in the value of such forward currency transactions are recorded daily as unrealized currency gain or loss; realized currency gain or loss includes net gain or loss on transactions that have terminated by settlement or by the Fund entering into offsetting commitments.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders from net investment income, if any, are declared and paid quarterly by each Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series and classes. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in proportion to each series' or class' average daily net assets.

Each share of each class of each Fund represents an undivided, proportionate interest in the Fund. Each Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

Offering costs for Small-Cap Value Fund and Real Estate Fund of $3,100 and $4,690, respectively, consist of certain legal fees, registration fees and fees related to the mailing and printing of the initial registration statements. Such costs are amortized over a twelve-month period beginning with the commencement of operations of each Fund.

RESTRICTED SECURITIES - A Fund may invest in securities that are subject to legal or contractual restrictions on resale ("restricted securities"). Restricted securities may be resold in transactions that are exempt from registration under the Federal securities laws or if the securities are registered to the public. The sale or other disposition of these securities may involve additional expenses and the prompt sale of these securities at an acceptable price may be difficult. Information regarding restricted securities held by the Funds is included in the Schedule of Investments.

REDEMPTION FEES - A shareholder of a Fund's Institutional Shares (shares in the case of Small-Cap Value Fund) who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of the remaining shareholders and will be paid to the applicable Fund to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

..   redemptions in a deceased shareholder account if such an account is registered in the deceased's name

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

..   redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

..   redemptions of shares purchased through a dividend reinvestment program

..   redemptions pursuant to a systematic withdrawal plan

..   redemptions in a qualified retirement plan under section 401(a) of the
    Internal Revenue Code ("IRC") or a plan operating consistent with Section 403(b) of the IRC.

Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time.

The following chart summarizes the redemption fees collected by each Fund during the period ended May 31, 2005:

                  FUND                  REDEMPTION FEE AMOUNT
                  ----                  ---------------------
                  Small-Cap Growth Fund        $8,528

NOTE 3. SHARES OF BENEFICIAL INTEREST

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

Transactions in shares were as follows:

                                         GROWTH                         VALUE
                                      EQUITY FUND                    EQUITY FUND
                                 ---------------------  ------------------------------------
                                 YEAR ENDED  YEAR ENDED YEAR ENDED  PERIOD ENDED PERIOD ENDED
                                  MAY 31,     MAY 31,    MAY 31,      MAY 31,    DECEMBER 31,
                                    2005        2004       2005      2004/(A)/    2003/(B)/
                                 ----------  ---------- ----------  ------------ ------------
Sale of shares:
 Institutional Shares             1,049,211  1,461,850   3,638,410   2,100,935    5,111,138
 A Shares                                --     58,548          --          --       44,009
Contributions from share
  reclassification:
 Institutional Shares (Note 1)           --     59,873          --          --       45,467
Reinvestment of distributions:
 Institutional Shares                 1,839        313     514,740         260      192,784
 A Shares                                --         --          --          --        1,442
Redemption of shares:
 Institutional Shares            (1,204,649)  (876,144) (1,457,975)   (198,708)    (175,098)
 A Shares                                --         --          --          --          (42)
Redemptions from share
  reclassification:
 A Shares (Note 1)                       --    (59,985)         --          --      (45,409)
                                 ----------  ---------  ----------   ---------    ---------
Increase (Decrease) from Capital
  Share Transactions               (153,599)   644,455   2,695,175   1,902,487    5,174,291
                                 ==========  =========  ==========   =========    =========

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

                                                           SMALL-CAP               SMALL-CAP
                                                          GROWTH FUND             VALUE FUND
                                                    ----------------------  ----------------------
                                                    YEAR ENDED  YEAR ENDED  YEAR ENDED PERIOD ENDED
                                                     MAY 31,     MAY 31,     MAY 31,     MAY 31,
                                                       2005        2004        2005     2004/(C)/
                                                    ----------  ----------  ---------- ------------
Sale of shares:                                             --          --  3,380,129   3,122,355
 Institutional Shares                                2,417,425   2,393,487         --          --
 A Shares                                               15,209      79,561         --          --
Contributions from reorganization (Note 1):                 --          --         --     479,126
Contributions from share reclassification:                  --          --         --          --
 A Shares (Note 1)                                          --      84,777         --          --
Reinvestment of distributions:                              --          --    119,405           8
 Institutional Shares                                       --          --         --          --
 A Shares                                                   --          --         --          --
Redemption of shares:                                       --          --   (519,264)    (84,977)
 Institutional Shares                               (3,218,460) (4,197,994)        --          --
 A Shares                                             (213,969)   (280,734)        --          --
 B Shares                                                   --      (8,730)        --          --
Redemptions from share reclassification:                    --          --         --          --
 B Shares (Note 1)                                          --     (90,690)        --          --
                                                    ----------  ----------  ---------   ---------
Increase (Decrease) from Capital Share Transactions   (999,795) (2,020,323) 2,980,270   3,516,512
                                                    ==========  ==========  =========   =========

                                          INTERNATIONAL FUND              REAL ESTATE FUND
                                 ------------------------------------  ----------------------
                                 YEAR ENDED  PERIOD ENDED PERIOD ENDED YEAR ENDED PERIOD ENDED
                                  MAY 31,      MAY 31,    DECEMBER 31,  MAY 31,     MAY 31,
                                    2005      2004/(A)/    2003/(B)/      2005     2004/(D)/
                                 ----------  ------------ ------------ ---------- ------------
Sale of shares:
 Institutional Shares             7,638,085     911,068    10,045,120    575,500   1,392,690
 A Shares                                --          --        20,062         --          --
Contributions from share
  reclassification:
 Institutional Shares (Note 1)           --          --        21,046         --          --
Reinvestment of distributions:
 Institutional Shares             1,496,313         183       307,381      2,262         361
 A Shares                                --          --           794         --          --
Redemption of shares:
 Institutional Shares            (3,169,540)   (602,575)   (1,495,537)  (257,681)    (21,216)
 A Shares                                --          --            --         --          --
Redemptions from share
  reclassification:
 A Shares (Note 1)                       --          --       (20,856)        --          --
                                 ----------    --------    ----------   --------   ---------
Increase (Decrease) from Capital
  Share Transactions              5,964,858     308,676     8,878,010    320,081   1,371,835
                                 ==========    ========    ==========   ========   =========

---------------------
/(a)/Effective May 31, 2004, the Fund changed its fiscal year end from December
    31 to May 31.
/(b)/Commenced operations on January 28, 2003.
/(c)/Commenced operations on October 31, 2003.
/(d)/Commenced operations on December 10, 2003.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


NOTE 4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor does business as Brown Advisory, Inc. The Advisor receives an annual advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                                           ANNUAL ADVISORY
                     FUND                        FEE
                     ----                  ---------------
                     Growth Equity Fund         0.75%
                     Value Equity Fund          0.75%
                     Small-Cap Growth Fund      1.00%
                     Small-Cap Value Fund       1.00%
                     International Fund         1.00%
                     Real Estate Fund           0.75%

The Advisor is also entitled to receive a maximum annual fee of 0.05% of the average daily net assets of Brown Advisory International Fund as reimbursement for consulting service costs incurred with respect to the Fund. The Advisor has retained an independent consultant to help monitor the performance of the Fund's sub-advisors and to make asset allocation recommendations amongst the sub-advisors.

Subject to the general control of the Board and the Advisor, the following sub-advisors make the investment decisions for the following Funds:

          FUND                               SUB-ADVISOR
          ----                 ---------------------------------------
          Small-Cap Value Fund Cardinal Capital Management, L.L.C.
          International Fund   Philadelphia International Advisors, LP
                               Walter Scott & Partners Limited

The Advisor pays the sub-advisory fee for advisory services rendered to each of the above referenced Funds.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, custody, portfolio accounting and transfer agency services to each Fund. Custody services are limited to the International Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the distributor ("Distributor") for each Fund. The Distributor receives and may reallow to certain institutions the sales charge paid on purchases of A Shares of Small-Cap Growth Fund. The Distributor is not affiliated with the Advisor or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

For the year ended May 31, 2005, the Distributor retained $1,920 of the front-end sales charges assessed on the sale of A Shares of Small-Cap Growth Fund and did not retain any commissions from the contingent deferred sales charge assessed on purchases of $1 million or more that were liquidated in whole or in part within two years of purchase.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Financial Officer and President to the Trust as well as certain additional compliance support functions.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


TRUSTEES AND OFFICERS - Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies.

CUSTODY - BIAT, the parent company of the Advisor, is the Custodian for each Fund except Brown Advisory International Fund and safeguards and controls each Fund's cash and securities, determines income and collects interest on Fund investments. The Custodian may employ subcustodians to provide custody of each Fund's domestic and foreign assets. The Custodian is located at 901 S. Bond Street, Suite 400, Baltimore, Maryland 21231.

For its services, BIAT receives a fee of 0.01% of each Fund's first $1 billion in assets; 0.0075% on Fund assets of $1-2 billion; 0.0050% on Fund assets of $2-6 billion; and 0.0025% on Fund assets greater than $6 billion. Each Fund also pays an annual maintenance fee of $3,600, plus certain other transaction fees.

Citigroup provides custody services to the International Fund.

NOTE 5. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

Each of the Advisor and BIAT contractually waived its fee and reimbursed each Fund's expenses through September 30, 2004. Effective October 1, 2004, the Advisor extended its contractual agreement to waive its fee and reimburse Fund expenses for Real Estate Fund through September 30, 2005 in order to limit Fund total annual operating expenses at 1.00%. BIAT also continues to voluntarily waive its fee with respect to Real Estate Fund. Each of the Advisor and/or BIAT continue to voluntarily waive all or a portion of its fee and reimburse Fund expenses for each Fund. Voluntary fee waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended May 31, 2005, fees waived and expenses reimbursed were as follows:

                                                                TOTAL FEES
                                                                WAIVED AND
                           ADVISOR  ADVISOR    BIAT   CITIGROUP  EXPENSES
                           WAIVED  REIMBURSED WAIVED   WAIVED   REIMBURSED
                           ------- ---------- ------- --------- ----------
     Growth Equity Fund    $35,779  $    --   $ 9,915  $ 2,819   $48,513
     Value Equity Fund      14,344       --    30,837       --    45,181
     Small-Cap Growth Fund      --   43,180    19,987       --    63,167
     Small-Cap Value Fund   46,128       --    23,055       55    69,238
     International Fund     35,667       --        --   18,711    54,378
     Real Estate Fund       65,524       --     4,193   15,340    85,057

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


NOTE 6. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended May 31, 2005, were as follows:

                                     COST OF    PROCEEDS FROM SALES
                                    PURCHASES     AND MATURITIES
                                   ------------ -------------------
             Growth Equity Fund    $ 17,121,043    $ 18,298,253
             Value Equity Fund      111,692,014      85,515,758
             Small-Cap Growth Fund   27,234,627      41,589,109
             Small-Cap Value Fund    67,202,056      33,889,155
             International Fund     165,461,156     116,045,330
             Real Estate Fund         3,692,733       1,602,618

NOTE 7. INVESTMENT RESTRICTION VIOLATIONS

In May 2004, Citigroup made a contribution to Small-Cap Growth Fund to offset a loss incurred by the Fund that resulted from securities purchased by the Advisor in violation of the Fund's investment policies. This amount is reflected as payment by affiliates on the Statements of Changes in Net Assets to reimburse the net realized loss on the disposal of investment violations. This payment had no effect on the total return of Small-Cap Growth Fund.

NOTE 8. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2005, distributable (accumulated losses) earnings on a tax basis were as follows:

                      UNDISTRIBUTED UNDISTRIBUTED                 UNREALIZED
                        ORDINARY      LONG-TERM   CAPITAL AND    APPRECIATION
                         INCOME         GAIN      OTHER LOSSES  (DEPRECIATION)    TOTAL
                      ------------- ------------- ------------  -------------- -----------
Growth Equity Fund     $       --    $       --   $ (8,013,247)  $ 4,584,636   $(3,428,611)
Value Equity Fund       5,807,011     1,654,425             --     7,534,183    14,995,619
Small-Cap Growth Fund          --            --    (48,331,968)   39,493,321    (8,838,647)
Small-Cap Value Fund    2,884,517       567,810             --     7,634,423    11,086,750
International Fund        994,539     3,932,181             --    16,796,712    21,723,432
Real Estate Fund               --            --             --     2,798,012     2,798,012

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to wash sales.

The capital loss carryovers available to offset future capital gains, as of May 31, 2005, were as follows:

                                   EXPIRING   EXPIRING    EXPIRING
                                     2010       2011        2012
                                  ---------- ----------- -----------
            Growth Equity Fund    $1,873,242 $ 3,455,581 $ 2,684,424
            Small-Cap Growth Fund  6,890,935  16,306,994  25,134,039

As a result of the reorganization with Emerging Growth Fund, Inc., in 2002, Small-Cap Growth Fund has an annual capital loss carry forward limitation of $1,164,344.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


The tax character of distributions paid during 2005 and 2004 were as follows:

                                                      LONG-TERM CAPITAL
                  ORDINARY INCOME   RETURN OF CAPITAL   GAIN (LOSS)            TOTAL
                ------------------- ----------------- ----------------  --------------------
                   2005      2004     2005     2004      2005      2004    2005       2004
                ---------- --------  --------  ----   -----------  ---- ----------- --------
Growth Equity
  Fund          $  182,306 $ 50,334 $     --   $ --   $        --  $ -- $   182,306 $ 50,334
Value Equity
  Fund           5,186,968  144,548       --     --     2,713,037    --   7,900,005  144,548
Small-Cap Value
  Fund           1,602,177    5,470       --     --       242,504    --   1,844,681    5,470
International
  Fund           9,603,438   91,127       --     --    11,739,009    --  21,342,447   91,127
Real Estate
  Fund             664,740  105,661  114,432     --            --    --     779,172  105,661

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended May 31, 2005 have been reclassified. Growth Equity Fund reclassifications were primarily the result of a distribution in excess of earnings and have no impact on the net assets of the Fund. Small-Cap Growth Fund reclassifications were primarily the result of a net operating loss and have no impact on the net assets of the Fund. Small-Cap Value Fund reclassifications were a result of Real Estate investment Trust reclasses, equalization payments and nondeductible expenses and have no impact on the net assets of the Fund. International Fund reclassifications were primarily the result of realized currency losses and equalization payments and have no impact on the net assets of the Fund. Real Estate Fund reclassifications were primarily the result of return of capital and have no impact on the net assets of the Fund.

                          ACCUMULATED NET       UNDISTRIBUTED NET
                      INVESTMENT INCOME (LOSS) REALIZED GAIN (LOSS) PAID-IN CAPITAL
                      ------------------------ -------------------- ---------------
Growth Equity Fund           $      561            $        --        $      (561)
Small-Cap Growth Fund         1,505,367                     --         (1,505,367)
Small-Cap Value Fund             19,640                (70,402)            50,762
International Fund              (23,072)            (1,976,928)         2,000,000
Real Estate Fund                151,361                (31,980)          (119,381)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory International Fund and Brown Advisory Real Estate Fund:

We have audited the accompanying statements of assets and liabilities of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory International Fund and Brown Advisory Real Estate Fund, (the "Funds") (each a series of Forum Funds), including the schedules of investments, as of May 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor have we been engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodians and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Growth Equity Fund, Brown Advisory Value Equity Fund, Brown Advisory Small-Cap Growth Fund, Brown Advisory Small-Cap Value Fund, Brown Advisory International Fund and Brown Advisory Real Estate Fund as of May 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 26, 2005

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov. The Funds' proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

SHAREHOLDER EXPENSES EXAMPLE

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 through May 31, 2005.

ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005


Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                   BEGINNING        ENDING      EXPENSES
                                                 ACCOUNT VALUE   ACCOUNT VALUE PAID DURING
                                                DECEMBER 1, 2004 MAY 31, 2005    PERIOD
                                                ---------------- ------------- -----------
GROWTH EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                      $1,000.00       $1,038.17      $4.93
Hypothetical Return (5% return before expenses)     1,000.00        1,020.09       4.89

VALUE EQUITY FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,065.63       5.10
Hypothetical Return (5% return before expenses)     1,000.00        1,020.00       4.99

SMALL-CAP GROWTH FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,008.80       6.11
Hypothetical Return (5% return before expenses)     1,000.00        1,018.85       6.14

SMALL-CAP GROWTH FUND
A SHARES
Actual Return                                       1,000.00        1,006.75       7.85
Hypothetical Return (5% return before expenses)     1,000.00        1,017.10       7.90

SMALL-CAP VALUE FUND
Actual Return                                       1,000.00        1,070.72       6.30
Hypothetical Return (5% return before expenses)     1,000.00        1,018.85       6.14

INTERNATIONAL FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,009.17       6.76
Hypothetical Return (5% return before expenses)     1,000.00        1,018.20       6.79

REAL ESTATE FUND
INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,032.66       4.92
Hypothetical Return (5% return before expenses)     1,000.00        1,020.09       4.89

Expenses are equal to the Funds' annualized expense ratio of 1.00%, 1.00%, 1.25%, 1.50% 1.25%, 1.31%, and 1.00% for Growth Equity Fund Institutional Shares, Value Equity Fund Institutional Shares, Small-Cap Growth Fund Institutional Shares, Small-Cap Growth Fund A Shares, Small-Cap Value Fund, International Fund Institutional Shares

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005

and Real Estate Fund Institutional Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, divided by 365 to reflect the one-half year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. The percentage of ordinary income distributions designed as qualifying for the corporate dividend received deduction ("DRD") and the individual qualified dividend rate ("QDI") is presented below.

                                     LONG-TERM
               FUND                 CAPITAL GAIN  DRD%    QDI%
               ----                 ------------ ------  ------
               Growth Equity Fund   $        --  100.00% 100.00%
               Value Equity Fund      2,713,037   22.33   22.93
               Small-Cap Value Fund     242,504   16.18   15.24
               International Fund    11,739,009      --   47.84
               Real Estate Fund              --      --    0.43

SPECIAL 2005 TAX INFORMATION

International Fund intends to elect to pass through to its shareholders the credit for taxes paid in foreign countries during its fiscal year ended May 31, 2005. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of May 31, 2005) is as follows:

                      COUNTRY        DIVIDEND FOREIGN TAX
                      -------        -------- -----------
                      Australia       0.0213    0.0049
                      Canada          0.0020    0.0005
                      China           0.0127    0.0000
                      Denmark         0.0020    0.0004
                      Finland         0.0013    0.0002
                      France          0.0158    0.0037
                      Germany         0.0114    0.0025
                      Hong Kong       0.0051    0.0000
                      Ireland         0.0148    0.0000
                      Japan           0.0297    0.0023
                      Korea           0.0016    0.0003
                      Netherlands     0.0122    0.0039
                      Spain           0.0021    0.0015
                      Sweden          0.0042    0.0007
                      Switzerland     0.0057    0.0010
                      Taiwan          0.0004    0.0044
                      Thailand        0.0021    0.0003
                      United Kingdom  0.0736    0.0000
                      United States   0.0786    0.0000

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 800-540-6807.

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005


                                                                                  PRINCIPAL
          NAME           POSITION WITH THE     LENGTH                           OCCUPATION(S)
     AND BIRTH DATE            TRUST       OF TIME SERVED                    DURING PAST 5 YEARS
--------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman          Since 1989     Retired; Partner, Wolfe, Block, Schorr and Solis-Cohen,
Born: November 9, 1943   Trustee           (Chairman      LLP (law firm) 2002-2003; Partner, Thelen Reid & Priest
                                           since 2004)    LLP (law firm) 1995-2002.
--------------------------------------------------------------------------------------------------------------------

Costas Azariadis         Trustee           Since 1989     Professor of Economics, University of California-Los
Born: February 15, 1943                                   Angeles; Visiting Professor of Economics, Athens
                                                          University of Economics and Business 1998-1999.
--------------------------------------------------------------------------------------------------------------------

James C. Cheng           Trustee           Since 1989     President, Technology Marketing Associates (marketing
Born: July 26, 1942                                       company for small-and medium-sized businesses in New
                                                          England).
--------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee           Since 1989     President, Citigroup's fund services division since 2003;
Born: July 15, 1942                                       President, Forum Financial Group, LLC ("Forum") (a
                                                          fund services company acquired by Citigroup in 2003).
--------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier/1/      President         Since 2005     Managing Director and Principal Executive Officer,
Born: October 22, 1961                                    Foreside Fund Services, LLC since 2005; Chief
                                                          Operating Officer and Managing Director, Global Fund
                                                          Services, Citigroup from 2003-2005; Managing Director,
                                                          Global Securities Services for Investors, Citigroup from
                                                          1999-2003.
--------------------------------------------------------------------------------------------------------------------

David I. Goldstein       Chief             Since 2003     Director, Citigroup's fund services division since 2003;
Born: August 3, 1961     Administrative    (Chief         Director of Business Product Development, Forum
                         Officer           Administrative 1999-2003.
                                           Officer since
                                           2005)
--------------------------------------------------------------------------------------------------------------------

Carl A. Bright/1/        Principal         Since 2005     President, Foreside Fund Services, LLC; Consultant,
Born: December 20, 1957  Financial Officer                Foreside Solutions, LLC 2000-2003 (mutual fund
                                                          development company).
--------------------------------------------------------------------------------------------------------------------

Beth P. Hanson           Vice President/   Since 2003     Relationship Manager, Citigroup's fund services division
Born: July 15, 1966      Assistant                        since 2003; Relationship Manager, Forum 1999-2003.
                         Secretary
--------------------------------------------------------------------------------------------------------------------

Sara M. Morris           Vice President    Since 2004     Director and Relationship Manager, Citigroup's fund
Born: September 18, 1963                                  services division since 2004; Chief Financial Officer, The
                                                          VIA Group, LLC (strategic marketing company)
                                                          2000-2003.
--------------------------------------------------------------------------------------------------------------------

Trudance Bakke/1/        Treasurer         Since 2005     Manager, Citigroup since 2003; Senior Manager of
Born: August 11, 1971                                     Corporate Finance, Forum 1999-2003.
--------------------------------------------------------------------------------------------------------------------

David M. Whitaker        Secretary         Since 2004     Senior Manager, Citigroup's fund services division since
Born: September 6, 1971                                   2004; Assistant Counsel, PFPC, Inc. (a fund services
                                                          company) 1999-2004.
--------------------------------------------------------------------------------------------------------------------

/1/ Effective June 8, 2005.

[LOGO]
      B

BROWN ADVISORY

                              INVESTMENT ADVISOR
                             Brown Advisory, Inc.
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                TRANSFER AGENT
                          Forum Shareholder Services
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 540-6807

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                                (866) 453-5199

  This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO]
      B

BROWN ADVISORY

                                 ANNUAL REPORT

                                 MAY 31, 2005


                       BROWN ADVISORY MARYLAND BOND FUND

                    BROWN ADVISORY INTERMEDIATE INCOME FUND

THE VIEWS IN THE REPORTS CONTAINED HEREIN WERE THOSE OF THE FUNDS' INVESTMENT ADVISOR, BROWN ADVISORY, INC. AS OF MAY 31, 2005 AND MAY NOT REFLECT THEIR VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENT IN EACH FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR (WWW.FORESIDES.COM).

THE BROWN ADVISORY MARYLAND BOND FUND IS NON-DIVERSIFIED WHICH MEANS IT MAY INVEST A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION IN A LIMITED NUMBER OF ISSUERS EXPOSES THE FUND TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF ISSUERS. THE FUNDS ARE SUBJECT TO INTEREST RATE RISK WHICH IS THE RISK THAT DEBT SECURITIES IN THE FUNDS' PORTFOLIO WILL DECLINE IN VALUE BECAUSE OF INCREASES IN MARKET INTEREST RATES.

                               TABLE OF CONTENTS

        A Message to Our Shareholders...............................  1

        Performance Charts and Analyses.............................  4

        Schedules of Investments....................................  6

        Statements of Assets and Liabilities........................ 14

        Statements of Operations.................................... 15

        Statements of Changes in Net Assets......................... 16

        Financial Highlights........................................ 18

        Notes to Financial Statements............................... 20

        Report of Independent Registered Public Accounting Firm..... 26

        Additional Information...................................... 27

[THIS PAGE INTENTIONALLY LEFT BLANK]

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

Dear Shareholder:

We are pleased to provide you with an update of Brown Advisory Maryland Bond Fund (the "Fund") for the fiscal year ended May 31, 2005.

In the year ended May 31, 2005, the Fund returned 3.58% versus 4.83% for its benchmark index, the Lehman Brothers 1-10 Year Blended Municipal Bond Index (the "Index"). From the inception of the Fund on December 21, 2000 through May 31, 2005, the Fund returned 4.47% versus 5.05% for the Index.

The returns produced by the Fund are indicative of the defensive duration position the Fund has maintained generally. In addition, high quality bias and the single state composition of the Fund contributed to returns that were less than the stated benchmark. In anticipation of rising interest rates in the second half of 2005, we will continue to position the Fund defensively. Additionally, we will continue look for opportunities to add to our positions of higher coupon, higher yielding revenue bonds.

The Federal Reserve has continued the process of patiently withdrawing the emergency stimulus, which had begun prior to September 11/th/ 2001, in the form of historically low cash rates. At each of the Federal Open Market Committee meetings since June 30, 2004 the federal funds rate target has been raised a consistent 25 basis points (.25%), leaving that rate currently at 3%. Ironically, the longer end of the Treasury yield curve is actually lower in yield now than when the Fed began its march toward higher short rates eleven months ago.

Though seemingly contradictory, this "flattening of the yield curve" has been supported by good demand for longer duration assets from both domestic and foreign sources, a strengthening dollar, and a perception that inflation is under control. The U.S. dollar has strengthened 8 1/2% vs. a market-weighted index of currencies and 10% vs. the Euro since year-end. Because of stagnating growth and potential problems with the viability of the European Union (French and Dutch voters have voted to reject the EU Union constitution) the Euro has been particularly weak vs. the dollar.

As one of the country's most fiscally sound states, the State of Maryland has earned a AAA credit rating from both Moody's and Standard and Poor's rating services based on sound financial management and a diversified economy. With an economy largely diversified away from manufacturing and more toward the government sector, Maryland has been less susceptible to revenue shortfalls. The State's unemployment rate, at 4.3%, remains below the national level of 5.4% and the state ranks as the fifth wealthiest state in the country with a per capital income that is 120% of the U.S. average. The State's economy has improved this year with general fund revenues increasing 8.4% from 2003. In addition, estimates for 2005 general fund revenues are 2.3% higher than earlier estimates and projected to be 5.7% ahead of 2004. At 5% of general fund revenues, Maryland is one of few states not depleting reserves. Given the state's continued growth in income and sales tax revenues and ongoing efforts to reduce expenditures, the Maryland economy is poised for continued overall growth. Both Moody's and Standard and Poor's rating services have confirmed the outlook for the State as stable.

The Fund seeks to provide a high level of current income exempt from both Federal and Maryland state income taxes without undue risk. To meet this objective, the Fund has maintained an average maturity between four and ten years, thus seeking to limit the risk of principal losses due to interest rate fluctuations. Given our defensive posture over the past fiscal year, the average maturity of the Fund has been between 4.3 and 4.8 years. We feel the

BROWN ADVISORY MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

impending higher interest rate environment warrants this action to mitigate principal depletion. The Fund is classified as a non-diversified Fund, meaning that it may focus a larger percentage of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may represent over 5% of assets. As of May 31, 2005, 59% of the Fund was invested in issues representing less than 5% of the Fund's total assets. The top five holdings represented 41% of Fund assets and the overall credit quality was Aa2. General obligations of Maryland and its municipalities represented approximately 39.0% of net assets, while various revenue issues comprise 59.4% of net assets. The top five largest holdings in the Fund as of May 31, 2005 were Maryland Department of Transportation (11%), State of Maryland (8%), University of Maryland (8%), Montgomery County, Maryland (8%) and Washington Suburban Sanitation District (6%).

We thank you for your continued trust and confidence in the Fund.

Brown Advisory, Inc.
May 2005

BROWN ADVISORY INTERMEDIATE INCOME FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005

Dear Shareholder:

We are pleased to report on the progress of Brown Advisory Intermediate Income Fund (the "Fund"). For the fiscal year ended May 31, 2005, the total return for the Fund's Institutional Shares was 4.31%, which compares to benchmark returns of 5.53% for the Lehman Brothers Intermediate Aggregate Index (the "Index").

The Federal Reserve has continued the process of patiently withdrawing the emergency stimulus, which had begun prior to September 11/th 2001, in the form of historically low cash rates. At each of the Federal Open Market Committee meetings since June 30, 2004 the federal funds rate target has been raised a consistent 25 basis points (.25%), leaving that rate currently at 3%. Ironically, the longer end of the Treasury yield curve is actually lower in yield now than when the Fed began its march toward higher short rates eleven months ago.

Though seemingly contradictory, this "flattening of the yield curve" has been supported by good demand for longer duration assets from both domestic and foreign sources, a strengthening dollar, and a perception that inflation is under control. The U.S. dollar has strengthened 8 1/2% vs. a market-weighted index of currencies and 10% vs. the Euro since year-end. Because of stagnating growth and potential problems with the viability of the European Union (French and Dutch voters have voted to reject the EU Union constitution) the Euro has been particularly weak vs. the dollar.

A watershed event in the domestic corporate bond market was the downgrading of the debt of both major automobile makers, GM and Ford, by Standard and Poor's. S&P's opinion was validated by Moody's in the case of GM, but both Moody's and Fitch kept Ford as an investment grade credit. This will mean that GM will become part of the high yield market, while Ford will remain investment grade for the time being. The Fund has not owned GM paper for quite some time, and we cut back on our Ford position in January, prior to the large price declines caused by the quality concerns. Duration of the Fund was generally kept shorter than the Index but not so short that opportunities in the longer part of the spectrum were ignored. Treasury Inflation Protected Securities ("TIPS") continued to be a positive contributor to performance despite their underperformance relative to more traditional coupon Treasuries. Barring unforeseen events, we intend to add to TIPS positions opportunistically.

Because of the flattening of the yield curve and a generally benign credit outlook, it was our longer corporate positions that contributed most to performance. In particular, the Comcast 6.50% due in January 2015 produced nearly a 6% total return during the six-month period, rising about 3% in price with the remainder of the return being income. The Fund's Ford position was the worst performer during the six-month period.

The Fund seeks to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure. We believe that this philosophy will serve our shareholders well in the coming years.

Brown Advisory, Inc.
May 2005

BROWN ADVISORY MARYLAND BOND FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2005

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment since inception, including reinvested dividends and distributions, in Brown Advisory Maryland Bond Fund Institutional Shares (the "Fund") compared with broad-based municipal bond indices. In the past, the Fund has compared its performance to the Lehman Brothers 7-Year Municipal Bond Index, but in the future, the Fund intends to compare its performance to the Lehman Brothers 1-10 Year Blended Municipal Bond Index. Since the Fund holds bonds with a broader range of maturities than the Lehman Brothers 7-Year Municipal Bond Index incorporates, it is believed that the Lehman Brothers 1-10 Year Blended Municipal Bond Index is more representative of shareholder expectations and more accurately reflects the Fund's investment strategy. The Lehman Brothers 1-10 Year Blended Municipal Bond Index is a market index of high quality, domestic fixed income securities with maturities of less than 10 years. The Lehman Brothers 7-Year Municipal Bond Index is a market index of investment grade municipal fixed-rate debt securities with an average maturity of seven years. The performance information for the Lehman Brothers 7-year Municipal Bond Index are for periods commencing on December 31, 2000. The total return of the Fund includes operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                                                             Since Inception
Average Annual Total Return on 05/31/05: One Year Three Year   (12/21/00)
---------------------------------------- -------- ---------- ---------------
Institutional Shares                      3.58%     3.72%         4.47%

                                    [CHART]

                                        Lehman Brothers       Lehman Brothers
                                       1-10 Year Blended     7 Year  Municipal
                    Institutional     Municipal Bond Index      Bond Index
                   Shares - $12,142        - $12,427             -$12,774
                 ------------------   --------------------   -----------------
12/21/2000            10,000                10,000                10,000
12/31/2000            10,040                10,000                10,000
 1/31/2001            10,159                10,148                10,170
 2/28/2001            10,178                10,172                10,177
 3/31/2001            10,269                10,249                10,259
 4/30/2001            10,167                10,183                10,167
 5/31/2001            10,295                10,285                10,283
 6/30/2001            10,358                10,337                10,334
 7/31/2001            10,464                10,447                10,462
 8/31/2001            10,620                10,587                10,620
 9/30/2001            10,622                10,604                10,617
10/31/2001            10,719                10,701                10,724
11/30/2001            10,588                10,614                10,605
12/31/2001            10,520                10,553                10,518
 1/31/2002            10,669                10,722                10,717
 2/28/2002            10,806                10,840                10,858
 3/31/2002            10,569                10,641                10,620
 4/30/2002            10,814                10,854                10,881
 5/31/2002            10,881                10,914                10,943
 6/30/2002            10,999                11,029                11,073
 7/31/2002            11,118                11,145                11,209
 8/31/2002            11,248                11,257                11,349
 9/30/2002            11,430                11,436                11,573
10/31/2002            11,260                11,299                11,397
11/30/2002            11,217                11,261                11,349
12/31/2002            11,466                11,469                11,607
 1/31/2003            11,430                11,457                11,576
 2/28/2003            11,587                11,593                11,746
 3/31/2003            11,582                11,589                11,741
 4/30/2003            11,641                11,649                11,819
 5/31/2003            11,853                11,867                12,110
 6/30/2003            11,803                11,830                12,053
 7/31/2003            11,426                11,523                11,643
 8/31/2003            11,520                11,602                11,749
 9/30/2003            11,811                11,892                12,118
10/31/2003            11,738                11,824                12,052
11/30/2003            11,807                11,894                12,141
12/31/2003            11,857                11,969                12,239
 1/31/2004            11,896                12,019                12,307
 2/29/2004            12,065                12,177                12,506
 3/31/2004            11,992                12,118                12,399
 4/30/2004            11,751                11,879                12,095
 5/31/2004            11,722                11,854                12,070
 6/30/2004            11,749                11,888                12,113
 7/31/2004            11,845                12,008                12,244
 8/31/2004            12,031                12,210                12,490
 9/30/2004            12,058                12,241                12,521
10/31/2004            12,109                12,310                12,611
11/30/2004            12,012                12,214                12,492
12/31/2004            12,115                12,318                12,625
 1/31/2005            12,120                12,356                12,674
 2/28/2005            12,066                12,298                12,603
 3/31/2005            11,969                12,220                12,498
 4/30/2005            12,100                12,378                12,717
 5/31/2005            12,142                12,427                12,774

BROWN ADVISORY INTERMEDIATE INCOME FUND
PERFORMANCE CHARTS AND ANALYSIS
MAY 31, 2005

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following charts reflect the change in value of a hypothetical $10,000 investment over the past ten fiscal years (A Shares) or since inception (Institutional Shares), including reinvested dividends and distributions, in Brown Advisory Intermediate Income Fund (the "Fund") compared with broad-based securities market indices. The Lehman Brothers Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years. The Lehman Brothers Intermediate Aggregate Bond Index, the Fund's primary benchmark, is an unmanaged index representing domestic taxable investment grade bonds, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with average maturities and durations in the intermediate range. The total return of the Fund includes the maximum 1.5% sales charge (A Shares only) and operating expenses that reduce returns while the total return of the indices do not include expenses. The Fund is professionally managed while the indices are unmanaged and are not available for investment. During the period, certain fees were waived and/or expenses reimbursed; otherwise, returns would have been lower.

PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. FOR THE MOST RECENT MONTH-END PERFORMANCE PLEASE CALL (800) 540-6807. THE PERFORMANCE TABLE AND GRAPHS BELOW DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

Average Annual Total Return on 05/31/05/1/: One Year Five Year Ten Year Since Inception
-----------------------------------------   -------- --------- -------- ---------------
A Shares (with sales charge)/2/              2.53%     5.90%    5.57%        6.04%
Institutional Shares/3/                      4.31%     6.49%     N/A         5.78%

                                    [CHART]

                           LEHMAN BROTHERS INTERMEDIATE    LEHMAN INTERMEDIATE
               A SHARES         GOV'T/CREDIT INDEX         AGGREGATE BOND INDEX
               --------    ----------------------------    --------------------
 5/31/1995     $ 9,850                $10,000                   $10,000
 6/30/1995       9,918                 10,067                    10,064
 7/31/1995       9,917                 10,068                    10,071
 8/31/1995      10,005                 10,160                    10,167
 9/30/1995      10,113                 10,234                    10,246
10/31/1995      10,241                 10,348                    10,352
11/30/1995      10,370                 10,484                    10,481
12/31/1995      10,489                 10,594                    10,598
 1/31/1996      10,569                 10,685                    10,686
 2/29/1996      10,448                 10,560                    10,574
 3/31/1996      10,398                 10,505                    10,526
 4/30/1996      10,358                 10,468                    10,492
 5/31/1996      10,338                 10,460                    10,476
 6/30/1996      10,440                 10,571                    10,599
 7/31/1996      10,482                 10,603                    10,633
 8/31/1996      10,471                 10,611                    10,638
 9/30/1996      10,637                 10,759                    10,798
10/31/1996      10,825                 10,949                    10,996
11/30/1996      10,972                 11,093                    11,145
12/31/1996      10,909                 11,022                    11,079
 1/31/1997      10,941                 11,065                    11,136
 2/28/1997      10,962                 11,086                    11,164
 3/31/1997      10,887                 11,010                    11,077
 4/30/1997      11,006                 11,139                    11,224
 5/31/1997      11,092                 11,232                    11,323
 6/30/1997      11,190                 11,334                    11,437
 7/31/1997      11,375                 11,565                    11,663
 8/31/1997      11,332                 11,507                    11,616
 9/30/1997      11,464                 11,640                    11,755
10/31/1997      11,575                 11,769                    11,886
11/30/1997      11,597                 11,795                    11,916
12/31/1997      11,687                 11,890                    12,017
 1/31/1998      11,822                 12,045                    12,160
 2/28/1998      11,810                 12,036                    12,164
 3/31/1998      11,845                 12,075                    12,208
 4/30/1998      11,890                 12,135                    12,272
 5/31/1998      11,970                 12,224                    12,359
 6/30/1998      12,051                 12,303                    12,430
 7/31/1998      12,097                 12,346                    12,481
 8/31/1998      12,283                 12,540                    12,645
 9/30/1998      12,482                 12,855                    12,897
10/31/1998      12,446                 12,842                    12,882
11/30/1998      12,435                 12,841                    12,908
12/31/1998      12,482                 12,893                    12,960
 1/31/1999      12,542                 12,964                    13,041
 2/28/1999      12,410                 12,773                    12,905
 3/31/1999      12,507                 12,868                    12,998
 4/30/1999      12,531                 12,908                    13,046
 5/31/1999      12,446                 12,808                    12,957
 6/30/1999      12,446                 12,817                    12,943
 7/31/1999      12,446                 12,806                    12,897
 8/31/1999      12,446                 12,816                    12,903
 9/30/1999      12,570                 12,935                    13,062
10/31/1999      12,582                 12,969                    13,114
11/30/1999      12,595                 12,985                    13,128
12/31/1999      12,570                 12,942                    13,088
 1/31/2000      12,532                 12,895                    13,012
 2/29/2000      12,646                 13,001                    13,137
 3/31/2000      12,774                 13,137                    13,278
 4/30/2000      12,709                 13,107                    13,265
 5/31/2000      12,709                 13,128                    13,278
 6/30/2000      12,955                 13,359                    13,535
 7/31/2000      13,020                 13,461                    13,632
 8/31/2000      13,203                 13,620                    13,814
 9/30/2000      13,334                 13,744                    13,948
10/31/2000      13,387                 13,806                    14,028
11/30/2000      13,560                 13,994                    14,229
12/31/2000      13,787                 14,252                    14,480
 1/31/2001      13,988                 14,486                    14,712
 2/28/2001      14,109                 14,623                    14,828
 3/31/2001      14,204                 14,735                    14,928
 4/30/2001      14,204                 14,696                    14,916
 5/31/2001      14,272                 14,779                    15,006
 6/30/2001      14,313                 14,834                    15,051
 7/31/2001      14,561                 15,142                    15,346
 8/31/2001      14,700                 15,293                    15,495
 9/30/2001      14,896                 15,516                    15,727
10/31/2001      15,091                 15,774                    15,970
11/30/2001      14,965                 15,616                    15,812
12/31/2001      14,894                 15,529                    15,736
 1/31/2002      14,951                 15,610                    15,847
 2/28/2002      15,051                 15,734                    16,000
 3/31/2002      14,850                 15,495                    15,788
 4/30/2002      14,951                 15,751                    16,070
 5/31/2002      15,110                 15,908                    16,211
 6/30/2002      15,139                 16,046                    16,353
 7/31/2002      15,343                 16,236                    16,548
 8/31/2002      15,548                 16,477                    16,746
 9/30/2002      15,754                 16,772                    16,970
10/31/2002      15,681                 16,707                    16,959
11/30/2002      15,708                 16,692                    16,939
12/31/2002      15,973                 17,057                    17,229
 1/31/2003      15,983                 17,056                    17,246
 2/28/2003      16,167                 17,296                    17,438
 3/31/2003      16,170                 17,314                    17,449
 4/30/2003      16,262                 17,446                    17,557
 5/31/2003      16,453                 17,797                    17,775
 6/30/2003      16,425                 17,785                    17,779
 7/31/2003      16,079                 17,302                    17,351
 8/31/2003      16,123                 17,342                    17,426
 9/30/2003      16,468                 17,781                    17,811
10/31/2003      16,366                 17,614                    17,687
11/30/2003      16,398                 17,638                    17,716
12/31/2003      16,547                 17,792                    17,886
 1/31/2004      16,638                 17,909                    18,003
 2/29/2004      16,777                 18,091                    18,174
 3/31/2004      16,867                 18,232                    18,292
 4/30/2004      16,592                 17,800                    17,899
 5/31/2004      16,513                 17,719                    17,836
 6/30/2004      16,553                 17,772                    17,931
 7/31/2004      16,685                 17,922                    18,086
 8/31/2004      16,896                 18,221                    18,382
 9/30/2004      16,927                 18,253                    18,412
10/31/2004      17,004                 18,376                    18,547
11/30/2004      16,930                 18,208                    18,428
12/31/2004      17,027                 18,333                    18,556
 1/31/2005      17,059                 18,368                    18,619
 2/28/2005      17,008                 18,268                    18,523
 3/31/2005      16,949                 18,173                    18,452
 4/30/2005      17,096                 18,381                    18,662
 5/31/2005      17,188                 18,546                    18,822


                                    [CHART]

             INSTITUTIONAL   LEHMAN BROTHERS INTERMEDIATE   LEHMAN INTERMEDIATE
                 SHARES           GOV'T/CREDIT INDEX       AGGREGATE BOND INDEX
             -------------   ----------------------------  --------------------
 11/2/1995      $10,000                $10,000                   $10,000
11/30/1995       10,086                 10,131                    10,125
12/31/1995       10,202                 10,238                    10,238
 1/31/1996       10,279                 10,326                    10,323
 2/29/1996       10,174                 10,205                    10,215
 3/31/1996       10,118                 10,152                    10,168
 4/30/1996       10,081                 10,116                    10,135
 5/31/1996       10,063                 10,109                    10,120
 6/30/1996       10,174                 10,216                    10,239
 7/31/1996       10,206                 10,246                    10,272
 8/31/1996       10,198                 10,254                    10,277
 9/30/1996       10,360                 10,397                    10,431
10/31/1996       10,554                 10,581                    10,622
11/30/1996       10,697                 10,721                    10,766
12/31/1996       10,630                 10,652                    10,703
 1/31/1997       10,671                 10,693                    10,758
 2/28/1997       10,694                 10,714                    10,784
 3/31/1997       10,624                 10,640                    10,700
 4/30/1997       10,740                 10,765                    10,843
 5/31/1997       10,826                 10,854                    10,938
 6/30/1997       10,922                 10,953                    11,048
 7/31/1997       11,114                 11,176                    11,267
 8/31/1997       11,074                 11,120                    11,221
 9/30/1997       11,193                 11,249                    11,356
10/31/1997       11,302                 11,374                    11,482
11/30/1997       11,326                 11,399                    11,511
12/31/1997       11,417                 11,490                    11,608
 1/31/1998       11,558                 11,641                    11,747
 2/28/1998       11,550                 11,632                    11,751
 3/31/1998       11,585                 11,669                    11,793
 4/30/1998       11,631                 11,728                    11,855
 5/31/1998       11,711                 11,814                    11,939
 6/30/1998       11,791                 11,889                    12,008
 7/31/1998       11,838                 11,931                    12,057
 8/31/1998       12,020                 12,118                    12,215
 9/30/1998       12,226                 12,423                    12,459
10/31/1998       12,194                 12,411                    12,444
11/30/1998       12,185                 12,410                    12,469
12/31/1998       12,224                 12,460                    12,520
 1/31/1999       12,293                 12,528                    12,598
 2/28/1999       12,168                 12,344                    12,467
 3/31/1999       12,264                 12,436                    12,556
 4/30/1999       12,289                 12,474                    12,602
 5/31/1999       12,209                 12,378                    12,516
 6/30/1999       12,212                 12,387                    12,503
 7/31/1999       12,214                 12,376                    12,459
 8/31/1999       12,217                 12,385                    12,464
 9/30/1999       12,339                 12,501                    12,619
10/31/1999       12,354                 12,533                    12,668
11/30/1999       12,368                 12,549                    12,682
12/31/1999       12,349                 12,508                    12,643
 1/31/2000       12,312                 12,462                    12,570
 2/29/2000       12,425                 12,565                    12,691
 3/31/2000       12,552                 12,696                    12,827
 4/30/2000       12,504                 12,667                    12,814
 5/31/2000       12,507                 12,687                    12,827
 6/30/2000       12,748                 12,910                    13,076
 7/31/2000       12,813                 13,009                    13,169
 8/31/2000       12,993                 13,162                    13,344
 9/30/2000       13,123                 13,282                    13,474
10/31/2000       13,177                 13,342                    13,552
11/30/2000       13,360                 13,524                    13,746
12/31/2000       13,573                 13,773                    13,988
 1/31/2001       13,781                 13,999                    14,212
 2/28/2001       13,902                 14,131                    14,325
 3/31/2001       13,996                 14,240                    14,421
 4/30/2001       13,999                 14,202                    14,409
 5/31/2001       14,068                 14,282                    14,496
 6/30/2001       14,110                 14,335                    14,540
 7/31/2001       14,354                 14,633                    14,825
 8/31/2001       14,492                 14,779                    14,968
 9/30/2001       14,698                 14,995                    15,193
10/31/2001       14,891                 15,244                    15,427
11/30/2001       14,771                 15,091                    15,275
12/31/2001       14,708                 15,007                    15,201
 1/31/2002       14,777                 15,085                    15,309
 2/28/2002       14,876                 15,205                    15,456
 3/31/2002       14,670                 14,974                    15,251
 4/30/2002       14,785                 15,222                    15,524
 5/31/2002       14,929                 15,374                    15,660
 6/30/2002       14,960                 15,506                    15,797
 7/31/2002       15,176                 15,690                    15,986
 8/31/2002       15,378                 15,924                    16,177
 9/30/2002       15,596                 16,209                    16,393
10/31/2002       15,513                 16,145                    16,383
11/30/2002       15,558                 16,131                    16,363
12/31/2002       15,800                 16,483                    16,644
 1/31/2003       15,815                 16,483                    16,661
 2/28/2003       16,014                 16,715                    16,846
 3/31/2003       16,022                 16,732                    16,856
 4/30/2003       16,118                 16,860                    16,960
 5/31/2003       16,310                 17,199                    17,171
 6/30/2003       16,288                 17,187                    17,175
 7/31/2003       15,926                 16,720                    16,761
 8/31/2003       15,990                 16,760                    16,834
 9/30/2003       16,331                 17,184                    17,206
10/31/2003       16,235                 17,022                    17,086
11/30/2003       16,269                 17,045                    17,114
12/31/2003       16,418                 17,194                    17,279
 1/31/2004       16,511                 17,307                    17,392
 2/29/2004       16,650                 17,483                    17,557
 3/31/2004       16,742                 17,619                    17,670
 4/30/2004       16,476                 17,202                    17,291
 5/31/2004       16,417                 17,124                    17,230
 6/30/2004       16,444                 17,175                    17,321
 7/31/2004       16,576                 17,320                    17,472
 8/31/2004       16,787                 17,609                    17,758
 9/30/2004       16,821                 17,640                    17,787
10/31/2004       16,915                 17,758                    17,917
11/30/2004       16,847                 17,597                    17,802
12/31/2004       16,945                 17,717                    17,925
 1/31/2005       16,979                 17,751                    17,987
 2/28/2005       16,933                 17,654                    17,893
 3/31/2005       16,865                 17,563                    17,825
 4/30/2005       17,029                 17,764                    18,028
 5/31/2005       17,125                 17,923                    18,183


/1/ Prior to September 20, 2002, the A Shares and Institutional Shares of the Fund were classes of the Short-Intermediate Income Fund, Inc., another mutual fund (the "Predecessor Fund"). The Predecessor Fund maintained the same investment objective and similar investment policies to that of the Fund. The performance of the A Shares and Institutional Shares for periods prior to September 20, 2002 is that of the A and Institutional Shares, respectively, of the Predecessor Fund.
/2/  Commenced operations on May 31, 1991.
/3/  Commenced operations on November 2, 1995.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

Face Amount                                   Security Description                                 Rate  Maturity    Value
-----------                                   --------------------                                 ----  --------    -----
MUNICIPAL BONDS - 98.4%
GENERAL OBLIGATION BONDS - 39.0%
$   100,000    Anne Arundel County Maryland                                                        5.25% 08/01/09 $    108,930
    100,000    Anne Arundel County Maryland                                                        5.00  02/01/10      106,093
    250,000    Anne Arundel County Maryland                                                        5.00  02/15/10      271,642
    500,000    Anne Arundel County Maryland                                                        4.75  02/15/17      530,415
    500,000    Anne Arundel County Maryland                                                        4.80  02/15/18      529,675
    165,000    Anne Arundel County Maryland Prerefunded 05/15/09 @ 101                             5.00  05/15/13      178,847
  1,400,000    Baltimore County Maryland Construction & Public Improvement                         5.00  09/01/13    1,549,898
    835,000    Baltimore County Maryland Metropolitan District                                     4.40  08/01/09      879,581
    500,000    Baltimore County Maryland Metropolitan District 67th Issue                          5.00  06/01/07      521,530
    200,000    Carroll County Maryland County Commissioners Consolidated Public Improvement
               Prerefunded 12/01/06 @ 101                                                          5.10  12/01/12      208,442
    100,000    Carroll County Maryland County Commissioners Consolidated Public Improvement
               Prerefunded 12/01/07 @ 101                                                          5.00  12/01/15      106,047
    500,000    Charles County Maryland Consolidated Public Improvement                             4.20  02/01/11      529,325
    500,000    Charles County Maryland County Commissioners Consolidated Public Improvement        3.00  06/01/06      501,360
    250,000    Charles County Maryland County Commissioners Consolidated Public Improvement        3.00  03/01/10      250,048
    100,000    Frederick County Maryland Public Facilities                                         5.00  07/01/07      104,471
    800,000    Frederick County Maryland Public Facilities                                         4.00  07/01/08      827,552
    225,000    Frederick County Maryland Public Facilities Series A                                3.80  07/01/07      229,633
    250,000    Garrett County Maryland Hospital Refunding FGIC Insured                             5.10  07/01/09      270,380
    740,000    Harford County Maryland                                                             5.00  12/01/13      789,832
    200,000    Harford County Maryland Consolidated Public Improvement                             4.25  01/15/13      210,934
    240,000    Howard County Maryland Consolidated Public Improvement Series A                     4.30  02/15/08      249,310
    350,000    Howard County Maryland Consolidated Public Improvement Series A                     5.00  02/15/08      369,915
    295,000    Howard County Maryland Consolidated Public Improvement Series A                     5.00  02/15/09      311,154
    230,000    Howard County Maryland Consolidated Public Improvement Series A                     2.50  08/15/10      221,216
     30,000    Howard County Maryland Consolidated Public Improvement Series A
               Prerefunded 02/15/08 @ 100                                                          5.00  02/15/09       31,659
    565,000    Maryland National Capital Park & Planning Park Acquisition & Development Series BB2 3.50  07/01/09      576,537
  1,100,000    Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  01/01/10    1,165,439
    325,000    Montgomery County Maryland Consolidated Public Improvement Series A                 4.70  01/01/13      341,065
    500,000    Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  09/01/15      558,720
    500,000    Montgomery County Maryland Consolidated Public Improvement Series A                 5.00  04/01/17      551,545
  1,090,000    Montgomery County Maryland Consolidated Public Improvement Series A
               Prerefunded 05/01/08 @ 101                                                          4.88  05/01/13    1,160,676
    125,000    Montgomery County Maryland Consolidated Public Improvement Series A
               Prerefunded 05/01/09 @ 101                                                          4.75  05/01/12      134,367
    100,000    Montgomery County Maryland Consolidated Public Improvement Series A
               Prerefunded 01/01/10 @ 101                                                          5.60  01/01/16      111,903
  1,000,000    Montgomery County Maryland Series A                                                 5.00  11/01/07    1,051,570
    500,000    Ocean City Maryland FGIC Insured                                                    4.25  03/01/11      529,485
    600,000    Ocean City Maryland MBIA Insured                                                    3.25  03/01/11      604,026
  1,000,000    Prince Georges County Maryland Consolidated Public Improvement                      3.25  09/15/11    1,007,000
     50,000    Prince Georges County Maryland Consolidated Public Improvement
               Prerefunded 10/01/09 @ 101 FSA Insured                                              5.00  10/01/12       54,462
    500,000    St Mary's County Maryland Public Facilities                                         3.25  11/01/08      506,100
    385,000    State of Maryland State & Local Facilities Loan 1st Series                          4.00  03/01/08      397,112
    500,000    State of Maryland State & Local Facilities Loan 1st Series                          4.75  03/01/09      529,125
    500,000    State of Maryland State & Local Facilities Loan 1st Series                          5.00  08/01/15      558,440

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

Face Amount                                    Security Description                                  Rate  Maturity    Value
-----------                                    --------------------                                  ----  --------    -----
GENERAL OBLIGATION BONDS
$   625,000    State of Maryland State & Local Facilities Loan 1st Series
               Prerefunded 02/15/06 @ 100.5                                                          4.50% 02/15/08 $    635,569
     50,000    State of Maryland State & Local Facilities Loan 1st Series Prerefunded 03/01/09 @ 101 4.50  03/01/14       53,200
    225,000    State of Maryland State & Local Facilities Loan 2nd Series                            5.00  08/01/08      237,339
    300,000    State of Maryland State & Local Facilities Loan 2nd Series
               Prerefunded 10/15/05 @ 100.5                                                          5.00  10/15/07      303,987
    350,000    State of Maryland State & Local Facilities Loan 2nd Series
               Prerefunded 10/15/05 @ 101.5                                                          5.00  10/15/09      358,117
    150,000    State of Maryland State & Local Facilities Loan 2nd Series Prerefunded 08/01/07 @ 101 5.00  08/01/09      158,151
    500,000    State of Maryland State & Local Facilities Loan 3rd Series                            5.00  10/15/06      515,055
  2,070,000    State of Maryland State & Local Facilities Loan Capital Improvement Series A          5.50  08/01/13    2,390,374
    500,000    Washington Suburban Sanitation District - General Construction                        5.00  06/01/08      531,265
    500,000    Washington Suburban Sanitation District - General Construction                        4.25  06/01/10      528,820
    100,000    Washington Suburban Sanitation District - General Construction
               Prerefunded 06/01/09 @ 100                                                            5.00  06/01/23      107,650
    450,000    Washington Suburban Sanitation District - Sewage Disposal                             5.25  06/01/07      471,550
  1,000,000    Washington Suburban Sanitation District - Sewage Disposal                             5.25  06/01/10    1,103,750
    200,000    Washington Suburban Sanitation District - Sewage Disposal 2nd Series                  4.75  06/01/07      207,646
    475,000    Washington Suburban Sanitation District - Water Supply                                4.38  06/01/07      489,715
    500,000    Washington Suburban Sanitation District - Water Supply                                4.25  06/01/10      528,820
    500,000    Washington Suburban Sanitation District - Water Supply 2nd Series                     3.00  06/01/11      496,550
                                                                                                                    ------------
Total General Obligation Bonds (Cost $28,318,269)                                                                     28,843,019
                                                                                                                    ------------
REVENUE BONDS - 59.4%
    635,000    Baltimore Maryland Certificates of Participation - Emergency Telecom Facilities
               Series A AMBAC Insured                                                                4.70  10/01/06      650,284
    925,000    Baltimore Maryland Convention Center MBIA Insured                                     5.00  09/01/19      990,416
    185,000    Carroll County Maryland Fairhaven & Copper Ridge Series A RADIAN Insured              5.20  01/01/10      199,424
    170,000    Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
               Series A                                                                              4.55  09/01/06      172,382
    170,000    Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
               Series A                                                                              4.65  09/01/07      174,354
    400,000    Frederick County Maryland Educational Facilities Revenue Mount Saint Mary's College
               Series A                                                                              4.80  09/01/09      417,904
    740,000    Maryland Community Development Administration - Infrastructure Financing Series B
               MBIA Insured                                                                          4.35  06/01/06      751,070
    175,000    Maryland Community Development Administration - Residential Program Series A          4.05  09/01/07      175,189
  1,000,000    Maryland Community Development Administration - Single Family Program 1st Series      4.65  04/01/12    1,050,490
    500,000    Maryland Community Development Administration - Single Family Program 1st Series      4.75  04/01/13      524,140
    250,000    Maryland Community Development Administration Series D                                2.65  09/01/07      248,517
  1,100,000    Maryland Department of Transportation                                                 5.50  09/01/06    1,136,762
    500,000    Maryland Department of Transportation                                                 5.00  11/01/08      534,380
    500,000    Maryland Department of Transportation                                                 5.00  12/15/08      535,400
    500,000    Maryland Department of Transportation                                                 5.50  02/01/10      553,805
  1,000,000    Maryland Department of Transportation                                                 5.25  12/15/16    1,150,070
    900,000    Maryland Department of Transportation 2nd Issue                                       3.00  06/01/11      891,846
  1,050,000    Maryland Department of Transportation 2nd Issue                                       4.00  06/01/13    1,097,702
    300,000    Maryland Department of Transportation Prerefunded 12/01/05 @ 101                      5.00  12/01/09      306,306
  1,850,000    Maryland Department of Transportation Prerefunded 12/15/08 @ 100                      5.50  12/15/11    2,008,508
    255,000    Maryland Economic Development Corporation - Bowie State University Project            4.00  06/01/09      257,869

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

Face Amount                                Security Description                                 Rate  Maturity    Value
-----------                                --------------------                                 ----  --------    -----
REVENUE BONDS
$   500,000 Maryland Economic Development Corporation - Maryland Department of
            Transportation Headquarters                                                         5.00% 06/01/15 $    546,055
    250,000 Maryland Economic Development Corporation - University of Maryland College Park
            Project                                                                             4.00  06/01/09      252,812
    340,000 Maryland Economic Development Corporation - University of Maryland College Park
            Project                                                                             4.25  06/01/10      348,388
    700,000 Maryland Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                          4.00  07/01/08      720,979
    300,000 Maryland Economic Development Corporation - University of Maryland College
            Park Project AMBAC Insured                                                          5.38  07/01/12      335,010
    430,000 Maryland Economic Development Corporation - University of Maryland Series A         4.00  10/01/08      436,557
    245,000 Maryland Economic Development Corporation - University of Maryland Series A         4.50  10/01/11      252,752
    410,000 Maryland Economic Development Corporation - University Village Sheppard
            Pratt ACA Insured                                                                   4.75  07/01/07      421,570
    500,000 Maryland Health & Higher Educational Facilities - Adventist Health Care Series A    5.00  01/01/14      524,700
    500,000 Maryland Health & Higher Educational Facilities - Board of Child Care               4.50  07/01/12      530,150
    450,000 Maryland Health & Higher Educational Facilities - Bullis School FSA Insured         5.00  07/01/13      494,753
    100,000 Maryland Health & Higher Educational Facilities - Bullis School FSA Insured         5.00  07/01/15      109,087
    120,000 Maryland Health & Higher Educational Facilities - Carroll County General Hospital   4.25  07/01/08      123,154
    250,000 Maryland Health & Higher Educational Facilities - Carroll County General Hospital   4.63  07/01/10      261,623
    500,000 Maryland Health & Higher Educational Facilities - Carroll County General Hospital   5.00  07/01/13      529,930
    500,000 Maryland Health & Higher Educational Facilities - Charity Obligated Group Series A  4.75  11/01/14      523,425
    500,000 Maryland Health & Higher Educational Facilities - Civista Medical System
            RADIAN Insured                                                                      4.50  07/01/28      500,165
    400,000 Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital       3.60  07/01/08      404,360
    450,000 Maryland Health & Higher Educational Facilities - Frederick Memorial Hospital       4.20  07/01/11      464,247
    250,000 Maryland Health & Higher Educational Facilities - Goucher College                   4.50  07/01/19      254,755
    500,000 Maryland Health & Higher Educational Facilities - Greater Baltimore Medical Center  5.00  07/01/20      521,940
    300,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Health System
            AMBAC Insured                                                                       5.10  07/01/10      317,742
    500,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            5.00  05/15/10      538,985
    900,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            5.00  05/15/11      977,688
    500,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            4.60  05/15/14      523,600
    100,000 Maryland Health & Higher Educational Facilities - Johns Hopkins Hospital            4.70  05/15/15      104,576
     90,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University
            Prerefunded 07/01/09 @ 101                                                          6.00  07/01/39      101,154
    250,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 4.00  07/01/08      257,715
    500,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/10      543,000
    250,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/12      271,880
    250,000 Maryland Health & Higher Educational Facilities - Johns Hopkins University Series A 5.00  07/01/13      272,453
    235,000 Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         3.88  07/01/10      238,464
    535,000 Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         5.30  07/01/12      558,331
    200,000 Maryland Health & Higher Educational Facilities - Kennedy Krieger Institute         4.38  07/01/13      205,688
    575,000 Maryland Health & Higher Educational Facilities - Lifebridge Health Series A        5.00  07/01/08      606,441
  1,000,000 Maryland Health & Higher Educational Facilities - Lifebridge Health Series A        5.00  07/01/10    1,073,850
  1,000,000 Maryland Health & Higher Educational Facilities - Medstar Health                    5.00  08/15/09    1,053,290
    250,000 Maryland Health & Higher Educational Facilities - McLean School                     5.00  07/01/08      257,387
    575,000 Maryland Health & Higher Educational Facilities - Medlantic/Helix Series B
            AMBAC Insured                                                                       4.00  08/15/06      582,866
    600,000 Maryland Health & Higher Educational Facilities - Pickersgill Series A              5.85  01/01/10      632,250
    635,000 Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A           3.00  07/01/09      621,348
    430,000 Maryland Health & Higher Educational Facilities - Sheppard Pratt Series A           3.30  07/01/10      423,554

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

Face Amount                                  Security Description                                   Rate  Maturity    Value
-----------                                  --------------------                                   ----  --------    -----
REVENUE BONDS
$   250,000 Maryland Health & Higher Educational Facilities - Union Hospital of Cecil County        3.75% 07/01/08 $    253,085
  1,000,000 Maryland Health & Higher Educational Facilities - University of Maryland Medical
            System                                                                                  5.00  07/01/09    1,043,690
    750,000 Maryland Health & Higher Educational Facilities - University of Maryland Medical System 5.00  07/01/12      799,747
    805,000 Maryland Industrial Development Financing Authority - American Center for Physics       3.95  12/15/07      825,077
    500,000 Maryland Industrial Development Financing Authority - Holy Cross Health
            System Corporation                                                                      5.50  12/01/08      538,085
    500,000 Maryland Industrial Development Financing Authority - National Aquarium Baltimore
            Series B                                                                                4.50  11/01/14      527,615
    500,000 Maryland Transportation Authority FSA Insured                                           5.00  07/01/10      545,945
  1,000,000 Maryland Water Quality Financing Series A                                               5.30  09/01/09    1,006,180
    500,000 Montgomery County Maryland - Germantown Indoor Swim Center Project                      2.50  04/01/08      490,645
    500,000 Montgomery County Maryland - Housing Opportunity Commission Aston Woods
            Apartments Series A Multi-Family Revenue                                                4.90  05/15/31      526,800
    385,000 Montgomery County Maryland - Housing Opportunity Commission Series A
            Single Family Mortgage                                                                  2.85  07/01/07      384,392
    185,000 Montgomery County Maryland - Housing Opportunity Commission Series A
            Single Family Mortgage                                                                  4.15  07/01/08      188,091
    200,000 Montgomery County Maryland - Housing Opportunity Commission Series A
            Multi-Family Mortgage                                                                   5.40  07/01/11      215,916
    500,000 Montgomery County Maryland - Solid Waste Disposal Series A AMBAC Insured                3.25  06/01/08      504,680
  1,000,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A             5.00  04/01/08    1,058,790
    485,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A             4.00  10/01/08      502,523
    500,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A             5.00  04/01/13      557,315
    185,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A
            Prerefunded 04/01/07 @ 101                                                              5.00  04/01/09      193,754
    190,000 University of Maryland System Auxiliary Facility & Tuition Revenue Series A
            Prerefunded 04/01/07 @ 101                                                              5.00  04/01/10      198,991
    680,000 University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                                        5.00  04/01/09      710,430
    310,000 University of Maryland System Auxiliary Facility & Tuition Revenue Unrefunded
            Balance Series A                                                                        5.00  04/01/10      323,872
                                                                                                                   ------------
Total Revenue Bonds (Cost $43,156,792)                                                                               43,941,115
                                                                                                                   ------------
Total Municipal Bonds (Cost $71,475,061)                                                                             72,784,134
                                                                                                                   ------------
  Shares
  ------                                              -                                              -       -          -
SHORT-TERM INVESTMENT - 0.4%
MONEY MARKET FUND - 0.4%
    320,626 Citi/SM/ Institutional Tax Free Reserves (Cost $320,626)                                                    320,626
                                                                                                                   ------------
Total Investments - 98.8% (Cost $71,795,687)*                                                                      $ 73,104,760
Other Assets and Liabilities, Net - 1.2%                                                                                876,099
                                                                                                                   ------------
NET ASSETS - 100.0%                                                                                                $ 73,980,859
                                                                                                                   ============

---------------------

              ACA    American Capital Access
              AMBAC  American Municipal Bond Assurance Corporation
              FGIC   Financial Guaranty Insurance Corporation
              FSA    Financial Security Assurance
              MBIA   Municipal Bond Insurance Association
              RADIAN Radian Asset Assurance

See Notes to Financial Statements.

BROWN ADVISORY MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005


*Cost for Federal income tax purposes is $71,795,687 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,515,179
             Gross Unrealized Depreciation                (206,106)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $1,309,073
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                        Revenue Bonds             60.1%
                        General Obligation Bonds  39.5%
                        Short-Term Investment      0.4%
                                                 -----
                                                 100.0%
                                                 =====

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

Face Amount             Security Description             Rate  Maturity     Value
-----------             --------------------             ----  --------     -----
ASSET BACKED SECURITIES - 3.9%
$ 1,562,052 California Infrastructure SCE Series 97-1-A6 6.38% 09/25/08 $   1,590,578
  2,865,000 WFS Financial Owner Trust Series 03-4-A4     3.15  05/20/11     2,837,206
                                                                        -------------
Total Asset Backed Securities (Cost $4,402,006)                             4,427,784
                                                                        -------------
CORPORATE BONDS & NOTES - 31.8%
  1,500,000 Allfirst Financial, Inc.                     7.20  07/01/07     1,601,988
  1,775,000 American Express Centurion MTN+              3.17  11/16/07     1,777,142
  1,000,000 Baltimore Gas & Electric MTN                 6.75  06/05/12     1,123,308
  2,000,000 Berkley (WR) Corp.                           5.13  09/30/10     2,025,246
    700,000 Block Financial Corp.                        8.50  04/15/07       753,158
  3,125,000 Block Financial Corp.                        5.13  10/30/14     3,093,866
  2,000,000 Bombardier Capital, Inc.~                    7.50  10/17/05     2,027,500
  1,900,000 Comcast Cable Communications                 7.13  06/15/13     2,188,682
  1,000,000 Comcast Corp.                                6.50  01/15/15     1,117,316
  2,295,000 Consolidated Freightways                     7.35  06/01/05     2,295,000
  1,825,000 Ford Motor Credit Co.                        7.38  10/28/09     1,766,971
  1,000,000 General Electric Capital Corp. MTN Series A  6.88  11/15/10     1,119,575
    235,000 General Electric Capital Corp. MTN Series A+ 2.68  12/01/36       231,654
  1,550,000 General Electric Co.                         5.00  02/01/13     1,596,092
  2,000,000 Kraft Foods, Inc.                            5.25  06/01/07     2,040,730
  2,055,000 MBNA American Bank NA                        7.13  11/15/12     2,315,262
  1,300,000 Merrill Lynch & Co.                          4.00  09/15/08     1,291,103
  4,000,000 SLM Corp.+                                   4.78  02/01/10     3,952,680
  2,665,000 Verizon Florida, Inc.                        6.13  01/15/13     2,838,739
    800,000 Wilmington Trust Corp.                       6.63  05/01/08       863,054
                                                                        -------------
Total Corporate Bonds & Notes (Cost $35,761,241)                           36,019,066
                                                                        -------------
US GOVERNMENT & AGENCY OBLIGATIONS - 58.5%
FFCB - 1.9%
  2,000,000 FFCB                                         6.00  06/11/08     2,121,946
                                                                        -------------
FHLB NOTES - 7.2%
  3,000,000 FHLB                                         5.13  12/29/14     3,029,124
  3,000,000 FHLB Series RF-07                            6.75  08/15/07     3,188,988
  2,000,000 FHLB Series WJ-11                            4.00  12/19/11     1,962,320
                                                                        -------------
                                                                            8,180,432
                                                                        -------------
FHLMC DEBENTURES - 1.8%
  2,000,000 FHLMC MTN+                                   3.66  01/23/09     2,000,216
                                                                        -------------
FNMA - 1.7%
  2,000,000 FNMA(+/-)                                    3.00  01/27/11     1,995,038
                                                                        -------------
MORTGAGE BACKED SECURITIES - 41.8%
  2,933,561 FHLMC Pool # 1B0889+                         4.54  05/01/33     2,939,334
  5,000,000 FHLMC Pool # 1J0203+                         5.23  04/01/35     5,095,117
     40,743 FHLMC Pool # C00210                          8.00  01/01/23        44,203
    335,953 FHLMC Pool # E20099                          6.50  05/01/09       350,062
  2,527,990 FHLMC Pool # E93051                          5.50  12/01/17     2,599,101
     21,722 FHLMC Pool # G10049                          8.00  10/01/07        22,544
    248,728 FHLMC Pool # G10543                          6.00  06/01/11       258,088
    233,545 FHLMC Pool # G10682                          7.50  06/01/12       247,346

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

Face Amount                       Security Description                       Rate  Maturity     Value
-----------                       --------------------                       ----  --------     -----
MORTGAGE BACKED SECURITIES
$   208,457 FHLMC Pool # G10690                                              7.00% 07/01/12 $     218,854
  6,998,254 FHLMC Pool # G11649                                              4.50  02/01/20     6,974,426
  2,463,405 FHLMC Pool # M80814                                              5.00  05/01/10     2,495,312
  2,344,765 FHLMC Pool # M80931                                              5.50  08/01/11     2,379,020
  2,360,708 FHLMC Pool # M90831                                              4.00  08/01/08     2,348,423
  1,283,907 FHLMC Pool # M90747                                              5.50  08/01/07     1,303,944
  3,263,310 FHLMC REMIC Series 2782                                          4.00  11/15/33     3,212,489
    826,230 FNMA Pool # 254089                                               6.00  12/01/16       856,800
    143,537 FNMA Pool # 326570                                               7.00  02/01/08       147,571
    168,589 FNMA Pool # 409589                                               9.50  11/01/15       182,164
    687,763 FNMA Pool # 433646                                               6.00  10/01/13       713,662
    334,864 FNMA Pool # 539082                                               7.00  08/01/28       354,514
     41,645 FNMA Pool # 572448                                               7.00  03/01/27        44,166
    596,444 FNMA Pool # 625536                                               6.00  01/01/32       614,664
    529,991 FNMA Pool # 628837                                               6.50  03/01/32       551,565
  2,728,126 FNMA Pool # 663238                                               5.50  09/01/32     2,771,794
  2,961,565 FNMA Pool # 725544                                               5.50  12/01/17     3,045,472
    921,180 FNMA Pool # 741373+                                              4.25  12/01/33       926,716
  1,169,629 FNMA Pool # 744805+                                              4.57  11/01/33     1,168,086
  1,396,434 FNMA Pool # 764342+                                              3.96  02/01/34     1,386,948
  3,267,879 FNMA Pool # 805440                                               7.00  11/01/34     3,450,226
    166,511 GNMA Pool # 487110                                               6.50  04/15/29       174,808
     51,820 GNMA Pool # 571166                                               7.00  08/15/31        54,959
    382,336 GNMA Pool # 781186                                               9.00  06/15/30       423,669
                                                                                            -------------
                                                                                               47,356,047
                                                                                            -------------
US TREASURY SECURITY - 4.1%
  4,330,000 US Treasury Inflation Index                                      2.00  01/15/14     4,688,863
                                                                                            -------------
Total US Government & Agency Obligations (Cost $65,741,246)                                    66,342,542
                                                                                            -------------
  Shares
  ------
SHORT-TERM INVESTMENTS
MONEY MARKET FUND - 4.7%
  5,288,434 Citi/SM/ Institutional Liquid Reserves Class A (Cost $5,288,434)                    5,288,434
                                                                                            -------------
 Principal
 ---------
MONEY MARKET DEPOSIT ACCOUNT - 0.2%
$   201,875 Citibank Money Market Deposit Account (Cost $201,875)                                 201,875
                                                                                            -------------
Total Short-Term Investments (Cost $5,490,309)                                                  5,490,309
                                                                                            -------------
Total Investments - 99.1% Cost ($111,394,802)*                                              $ 112,279,701
Other Assets and Liabilities, Net - 0.9%                                                        1,026,869
                                                                                            -------------
NET ASSETS - 100.0%                                                                         $ 113,306,570
                                                                                            =============

See Notes to Financial Statements.

BROWN ADVISORY INTERMEDIATE INCOME FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005

                 FFCB  Federal Farm Credit Bank
                 FHLB  Federal Home Loan Bank
                 FHLMC Federal Home Loan Mortgage Corporation
                 FNMA  Federal National Mortgage Association
                 GNMA  Government National Mortgage Association
                 MTN   Medium Term Note
                 REMIC Real Estate Mortgage Investment Conduit

~Security exempt from registration under Rule 144A under the Securities Act of 1933.
 As of May 31, 2005, the value of this security amounted to $2,027,500 or 1.8%
   of net assets.
+Variable rate security.
(+/-)Debt obligation initially issued at one coupon rate which converts to a higher coupon rate at a specified date. The rate shown is the rate at period end.
*Cost for Federal income tax purposes is $111,394,802 and net unrealized appreciation (depreciation) consists of:

             Gross Unrealized Appreciation              $1,303,350
             Gross Unrealized Depreciation                (418,451)
                                                        ----------
             Net Unrealized Appreciation (Depreciation) $  884,899
                                                        ==========

PORTFOLIO HOLDINGS
% of Total Investments

                   US Government & Agency Obligations  59.1%
                   Corporate Bonds & Notes             32.1%
                   Short-Term Investments               4.9%
                   Asset Backed Securities              3.9%
                                                      -----
                                                      100.0%
                                                      =====

See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
MAY 31, 2005

                                                                         BROWN ADVISORY   BROWN ADVISORY
                                                                         MARYLAND BOND  INTERMEDIATE INCOME
                                                                              FUND             FUND
                                                                         -------------- -------------------
ASSETS
  Total investments, at value
   (Cost $71,795,687 and $111,394,802, respectively)                      $73,104,760      $112,279,701
  Receivables:
    Fund shares sold                                                          200,000           468,473
    Investment securities sold                                                     --             5,465
    Interest and dividends                                                  1,056,251         1,001,783
    Prepaid expenses and other assets                                           4,051             7,615
                                                                          -----------      ------------
Total Assets                                                               74,365,062       113,763,037
                                                                          -----------      ------------
LIABILITIES
  Payables:
    Fund shares redeemed                                                      140,910            20,604
    Dividends                                                                 170,852           350,373
  Accrued Liabilities:
    Investment advisor fees                                                    31,412            33,188
    Trustees' and officers' fees and expenses                                     807             1,219
    Other expenses                                                             40,222            51,083
                                                                          -----------      ------------
Total Liabilities                                                             384,203           456,467
                                                                          -----------      ------------
NET ASSETS                                                                $73,980,859      $113,306,570
                                                                          ===========      ============
COMPONENTS OF NET ASSETS
  Paid-in capital                                                         $72,655,082      $113,287,656
  Accumulated undistributed (distributions in excess of) net investment
   income                                                                          26           174,438
  Accumulated net realized gain (loss) on investments                          16,678        (1,040,423)
  Unrealized appreciation (depreciation) on investments                     1,309,073           884,899
                                                                          -----------      ------------
NET ASSETS                                                                $73,980,859      $113,306,570
                                                                          ===========      ============
SHARES OF BENEFICIAL INTEREST (UNLIMITED SHARES
 AUTHORIZED)
  Institutional Shares                                                      7,036,002         8,964,382
  A Shares                                                                         --         1,587,892
NET ASSET VALUE AND OFFERING PRICE PER SHARE
  Institutional Shares (based on net assets of $73,980,859 and
   $96,483,437, respectively)                                             $     10.51      $      10.76
                                                                          -----------      ------------
  A Shares (based on net assets of $16,823,133)                           $        --      $      10.59
                                                                          -----------      ------------
  A Shares Maximum Public Offering Price Per Share (net asset value
   per share/98.50%)                                                      $        --      $      10.75
                                                                          -----------      ------------

See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
YEAR ENDED MAY 31, 2005

                                                                       BROWN ADVISORY   BROWN ADVISORY
                                                                       MARYLAND BOND  INTERMEDIATE INCOME
                                                                            FUND             FUND
                                                                       -------------- -------------------
INVESTMENT INCOME
  Interest income                                                        $2,554,442       $4,173,424
  Dividend income                                                            18,804          167,730
                                                                         ----------       ----------
Total Investment Income                                                   2,573,246        4,341,154
                                                                         ----------       ----------
EXPENSES
  Investment advisor fees                                                   361,813          347,554
  Administrator fees                                                         66,100           90,637
  Transfer agent fees:
    Institutional Shares                                                     12,203           13,607
    A Shares                                                                     --           30,206
  Distribution fees:
    A Shares                                                                     --           45,247
  Custodian fees                                                             15,181           16,838
  Accountant fees                                                            36,582           49,284
  Registration fees                                                           2,500           14,512
  Professional fees                                                          33,612           52,620
  Trustees' and officers' fees and expenses                                  11,080           14,720
  Miscellaneous expenses                                                     44,845           42,030
                                                                         ----------       ----------
Total Expenses                                                              583,916          717,255
  Fees waived and expenses reimbursed                                       (42,641)         (71,536)
                                                                         ----------       ----------
Net Expenses                                                                541,275          645,719
                                                                         ----------       ----------
NET INVESTMENT INCOME (LOSS)                                              2,031,971        3,695,435
                                                                         ----------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS
  Net realized gain (loss) on investments                                    16,682          122,531
  Net change in unrealized appreciation (depreciation) on investments       457,900          271,081
                                                                         ----------       ----------
NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS                                                             474,582          393,612
                                                                         ----------       ----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $2,506,553       $4,089,047
                                                                         ==========       ==========

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     BROWN ADVISORY
                                                                                   MARYLAND BOND FUND
                                                                               --------------------------
                                                                                YEAR ENDED    YEAR ENDED
                                                                               MAY 31, 2005  MAY 31, 2004
                                                                               ------------  ------------
                                                                                  AMOUNT        AMOUNT
                                                                               ------------  ------------
OPERATIONS
  Net investment income (loss)                                                 $  2,031,971  $  1,901,586
  Net realized gain (loss) on investments                                            16,682        37,037
  Net change in unrealized appreciation (depreciation) on investments               457,900    (2,620,541)
                                                                               ------------  ------------
  Increase (Decrease) in Net Assets from Operations                               2,506,553      (681,918)
                                                                               ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income:
    Institutional Shares                                                         (2,032,033)   (1,898,527)
    A Shares                                                                             --        (3,409)
  Net realized gain:
    Institutional Shares                                                            (32,371)           --
                                                                               ------------  ------------
Total Distributions to Shareholders                                              (2,064,404)   (1,901,936)
                                                                               ------------  ------------
CAPITAL SHARE TRANSACTIONS
  Sale of shares:
    Institutional Shares                                                         24,902,322    29,092,215
    A Shares                                                                             --       144,509
  Contributions from share reclassification:
    Institutional Shares                                                                 --       242,749
  Reinvestment of distributions:
    Institutional Shares                                                            175,811       119,466
    A Shares                                                                             --           658
  Redemption of shares:
    Institutional Shares                                                        (21,368,707)  (23,717,990)
    A Shares                                                                             --            --
  Redemptions from share reclassification:
    A Shares                                                                             --      (242,749)
  Redemption fees                                                                        --            --
                                                                               ------------  ------------
Increase (Decrease) from Capital Share Transactions                               3,709,426     5,638,858
                                                                               ------------  ------------
Increase (Decrease) in Net Assets                                                 4,151,575     3,055,004

NET ASSETS
  Beginning of period                                                            69,829,284    66,774,280
                                                                               ------------  ------------
  End of period*                                                               $ 73,980,859  $ 69,829,284
                                                                               ============  ============
* Accumulated undistributed (distributions in excess of) net investment income $         26  $         88
                                                                               ------------  ------------

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                 BROWN ADVISORY
                            INTERMEDIATE INCOME FUND
                -----------------------------------------------
                 YEAR ENDED     PERIOD ENDED      YEAR ENDED
                MAY 31, 2005  MAY 31, 2004 (A) DECEMBER 31, 2003
                ------------  ---------------- -----------------
                   AMOUNT          AMOUNT           AMOUNT
                ------------  ---------------- -----------------

               $  3,695,435    $ 1,409,707      $  3,822,429
                     122,531        200,604         1,766,980
                     271,081     (1,654,095)       (1,799,136)
                ------------    -----------      ------------
                   4,089,047        (43,784)        3,790,273
                ------------    -----------      ------------

                  (3,171,920)    (1,271,299)       (2,941,163)
                    (652,989)      (345,238)         (881,334)

                          --             --                --
                ------------    -----------      ------------
                  (3,824,909)    (1,616,537)       (3,822,497)
                ------------    -----------      ------------

                  46,058,048     12,477,104        42,020,169
                     871,311        579,710         6,138,486

                          --             --                --

                     193,287         93,180           247,770
                     478,121        250,232           649,259

                 (19,197,709)    (8,552,408)      (54,000,459)
                  (3,582,519)    (1,808,785)      (17,054,988)

                          --             --                --
                          --            750                --
                ------------    -----------      ------------
                  24,820,539      3,039,783       (21,999,763)
                ------------    -----------      ------------
                  25,084,677      1,379,462       (22,031,987)


                  88,221,893     86,842,431       108,874,418
                ------------    -----------      ------------
                $113,306,570    $88,221,893      $ 86,842,431
                ============    ===========      ============
                $    174,438    $   129,422      $    238,862
                ------------    -----------      ------------

---------------------
(a)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.


See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                                                   Selected Data For A Single Share
                              -------------------------------------------------------------------------------------------------
                                                                                         Distributions
                                                                           ----------------------------------------
                              Net Asset    Net         Net                                                 Total
                                Value   Investment Realized and Total from  from Net  from Net Return  Distributions
                              Beginning   Income    Unrealized  Investment Investment Realized   of         to       Redemption
                              of Period   (Loss)   Gain (Loss)  Operations   Income    Gains   Capital Shareholders   Fees (b)
----------------------------- --------- ---------- ------------ ---------- ---------- -------- ------- ------------- ----------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
May 31, 2005
 Institutional Shares          $10.44      0.30(b)     0.07        0.37      (0.30)      --(j)   --        (0.30)        --
May 31, 2004
 Institutional Shares (f)       10.85      0.29       (0.41)      (0.12)     (0.29)      --      --        (0.29)        --
May 31, 2003
 Institutional Shares (g)       10.29      0.34        0.56        0.90      (0.34)      --      --        (0.34)        --
  A Shares (h)                  10.64      0.03        0.21        0.24      (0.03)      --      --        (0.03)        --
May 31, 2002
 Institutional Shares (g)       10.12      0.40        0.17        0.57      (0.40)      --      --        (0.40)        --
May 31, 2001
 Institutional Shares (g) (h)   10.00      0.17        0.12        0.29      (0.17)      --      --        (0.17)        --

--------------------------------------------------------------------------------------------------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
May 31, 2005
 Institutional Shares          $10.71      0.41(b)     0.06        0.47      (0.42)      --      --        (0.42)        --
  A Shares                      10.55      0.37(b)     0.06        0.43      (0.39)      --      --        (0.39)        --
May 31, 2004 (i)
 Institutional Shares           10.92      0.18       (0.19)      (0.01)     (0.20)      --      --        (0.20)        --(j)
  A Shares                      10.76      0.16       (0.18)      (0.02)     (0.19)      --      --        (0.19)        --
December 31, 2003
 Institutional Shares           10.92      0.41        0.01        0.42      (0.42)      --      --        (0.42)        --
  A Shares                      10.76      0.40       (0.02)       0.38      (0.38)      --      --        (0.38)        --
December 31, 2002
 Institutional Shares           10.65      0.52(b)     0.25(b)     0.77      (0.50)      --      --        (0.50)        --
  A Shares                      10.49      0.49(b)     0.25(b)     0.74      (0.47)      --      --        (0.47)        --
December 31, 2001
 Institutional Shares           10.42      0.60        0.25        0.85      (0.62)      --      --        (0.62)        --
  A Shares                      10.28      0.56        0.25        0.81      (0.60)      --      --        (0.60)        --
December 31, 2000
 Institutional Shares           10.08      0.64        0.32        0.96      (0.62)      --      --        (0.62)        --
  A Shares                       9.95      0.61        0.32        0.93      (0.60)      --      --        (0.60)        --

--------------------------------------------------------------------------------------------------------------------------------

                              ----------


                              Net Asset
                                Value
                               End of
                               Period
----------------------------- ---------
BROWN ADVISORY MARYLAND BOND FUND
Year/Period Ended
May 31, 2005
 Institutional Shares          $10.51
May 31, 2004
 Institutional Shares (f)       10.44
May 31, 2003
 Institutional Shares (g)       10.85
  A Shares (h)                  10.85
May 31, 2002
 Institutional Shares (g)       10.29
May 31, 2001
 Institutional Shares (g) (h)   10.12

---------------------------------------
BROWN ADVISORY INTERMEDIATE INCOME FUND
Year/Period Ended
May 31, 2005
 Institutional Shares          $10.76
  A Shares                      10.59
May 31, 2004 (i)
 Institutional Shares           10.71
  A Shares                      10.55
December 31, 2003
 Institutional Shares           10.92
  A Shares                      10.76
December 31, 2002
 Institutional Shares           10.92
  A Shares                      10.76
December 31, 2001
 Institutional Shares           10.65
  A Shares                      10.49
December 31, 2000
 Institutional Shares           10.42
  A Shares                      10.28

---------------------------------------

(a)All ratios for periods less than a year are annualized.
(b)Calculated based on average shares outstanding during the period.
(c)Total return for periods less than one year are not annualized and does not include the effects of sales charges for A Shares.
(d)Reflects the expense ratio excluding any waivers and/or expense reimbursements for a Fund.
(e)Portfolio turnover for periods less than one year are not annualized.
(f)Effective December 31, 2003, A Shares were reclassified as Institutional Shares. For the period June 1, 2003 through December 31, 2003, total return for A Shares was 0.03%. For the aforementioned period, the annualized gross expenses and net expenses ratios for A Shares were 8.31% and 0.99%, respectively.
(g)Fund shares issued and outstanding as of February 11, 2003 were reclassified as Institutional Shares.
(h)See Note 1 for dates of commencement of operations.
(i)Effective May 31, 2004, the Fund changed its fiscal year end from December 31 to May 31.
(j)Less than $0.01 per share.
(k)This ratio excludes custody credits.

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

These financial highlights reflect selected per share data and ratios for a share outstanding of each Fund throughout each period.

                                    Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets (a)
                                 ------------------------------------------
                   Net Assets
                     at End
                    of Period    Net Investment                                     Portfolio
Total Return (c) (000's Omitted) Income (Loss)  Net Expenses Gross Expenses (d) Turnover Rate (e)
---------------- --------------- -------------- ------------ ------------------ -----------------

      3.58%          $73,981          2.80%         0.75%           0.81%               5%

     (1.10)%          69,829          2.73%         0.75%           0.84%               6%

      8.93%           66,672          3.23%         0.48%           0.84%               5%
      2.23%              102          2.22%         1.00%          24.97%               5%

      5.70%           36,402          3.87%         0.25%           0.97%               7%

      2.95%           30,458          3.91%         0.25%           1.28%               2%

-------------------------------------------------------------------------------------------------

      4.31%          $96,484          3.77%         0.60%           0.64%              39%
      4.09%           16,823          3.48%         0.88%           1.07%              39%

     (0.01)%          69,251          3.90%         0.60%           0.64%              14%
     (0.20)%          18,971          3.64%         0.85%           1.08%              14%

      3.91%           66,533          3.77%         0.48%           0.61%              69%
      3.59%           20,309          3.52%         0.73%           1.03%              69%

      7.43%           78,309          4.84%         0.45%           0.61%              40%
      7.24%           30,565          4.59%         0.70%           0.91%              40%

      8.36%           50,160          5.60%         0.45%           0.65%              47%
      8.03%           38,290          5.36%         0.70%           0.90%              47%

      9.91%           45,758          6.34%         0.45%(k)        0.73%(k)           38%
      9.68%           39,173          6.07%         0.70%(k)        0.98%(k)           38%

-------------------------------------------------------------------------------------------------

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

NOTE 1. ORGANIZATION

This report relates to Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund (individually a "Fund", and collectively the "Funds"). Maryland Bond Fund is a non-diversified series of Forum Funds (the "Trust") while Intermediate Income Fund is a diversified series of the Trust. The Trust is a Delaware statutory trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-five series.

Effective May 31, 2004, Intermediate Income Fund changed its fiscal year end from December 31 to May 31.

The Funds commenced operations as follows:

                                      COMMENCEMENT OF OPERATIONS
                                     ------------------------
                                     INSTITUTIONAL        A
                                        SHARES          SHARES
                                     -------------   --------
              Maryland Bond Fund       12/21/00/(1)/ 04/17/03/(2)/
              Intermediate Bond Fund   11/02/95/(3)/ 05/13/91/(3)/

---------------------
/(1)/On February 11, 2003, Shares issued and outstanding were reclassified as
     Institutional Shares.
/(2)/On December 31, 2003, the Board of Trustees (the "Board") reclassified A
     Shares as Institutional Shares.
/(3)/On September 20, 2002, Short-Intermediate Income Fund, Inc. (the
     "Predecessor Fund"), another registered open-end management company, was reorganized into the Fund. As of that date, the Fund's net assets were $108,419,081. Each shareholder of each class of the Predecessor Fund received one share of the corresponding class of the Fund. The financial highlights reflect the historical operations of the Predecessor Fund prior to September 20, 2002.

A Shares generally provide for a front-end sales charge.

Maryland Bond Fund's investment objective is to provide a high level of current income exempt from both Federal and Maryland State income taxes without undue risk. Intermediate Income Fund's investment objective is to provide a high level of current income consistent with preservation of principal within an intermediate-term maturity structure.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Funds:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, such securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked price. Money market instruments that mature in

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

sixty days or less may be valued at amortized cost. Debt securities may also be valued at prices supplied by a Fund's pricing agents based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

Each Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available; or (2) the Advisor believes that the values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. All premium and discount is amortized and accreted in accordance with Generally Accepted Accounting Principles. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared daily and paid monthly by each Fund. Net capital gains, if any, are declared and paid to shareholders at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series or classes. Expenses that are directly attributable to more than one series or class are allocated among the respective series or class in proportion to each series' or class' average daily net assets.

Each share of each class of each Fund represents an undivided, proportionate interest in the Fund. Each Fund's class specific expenses include distribution fees, transfer agent fees, registration fees and certain expenses as determined by the Board.

Income and expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on the class' respective net assets to the total net assets of the Fund.

REDEMPTION FEES - A shareholder of a Fund's Institutional Shares who redeems or exchanges shares within fourteen days of purchase will incur a redemption fee of 1.00% of the current net asset value of shares redeemed or exchanged, subject to certain limitations. The fee is charged for the benefit of remaining shareholders and will be paid to the applicable Fund to help offset transaction costs. To calculate redemption fees, each Fund uses the first-in, first-out method to determine the holding period. Under this method, the date of the redemption is compared with the earliest purchase date of shares held in the account. There are limited exceptions to the imposition of the redemption fee. The following redemptions are exempt from application of the redemption fee:

..   redemptions in a deceased shareholder account if such an account is registered in the deceased's name

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


..   redemptions in the account of a disabled individual (disability of the shareholder as determined by the Social Security Administration)

..   redemptions of shares purchased through a dividend reinvestment program

..   redemptions pursuant to a systematic withdrawal plan

..   redemptions in a qualified retirement plan under section 401(a) of the
    Internal Revenue Code ("IRC") or a plan operating consistent with Section 403(b) of the IRC.

Each Fund reserves the right to modify the terms of or terminate the redemption fee at any time. The Funds did not collect any redemption fees during the period ended May 31, 2005.

NOTE 3. SHARES OF BENEFICIAL INTEREST

Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value.

Transactions in shares were as follows:

                                       MARYLAND                           INTERMEDIATE
                                       BOND FUND                           INCOME FUND
                               ------------------------  ----------------------------------------------
                                YEAR ENDED   YEAR ENDED   YEAR ENDED    PERIOD ENDED       YEAR ENDED
                               MAY 31, 2005 MAY 31, 2004 MAY 31, 2005 MAY 31, 2004/(A)/ DECEMBER 31, 2003
                               ------------ ------------ ------------ ----------------  -----------------
Sale of shares:
 Institutional Shares            2,359,647    2,735,028    4,262,934     1,143,203          3,831,677
 A Shares                               --       13,258       81,882        53,915            570,854
Contributions from share
  reclassification:
 Institutional Shares                   --       22,729           --            --                 --
Reinvestment of distributions:
 Institutional Shares               16,648       11,250       17,943         8,540             22,670
 A Shares                               --           62       45,052        23,292             60,319
Redemption of shares:
 Institutional Shares           (2,028,379)  (2,225,098)  (1,779,819)     (783,395)        (4,928,785)
Redemptions from share
  reclassification:                                         (336,685)     (167,849)        (1,584,780)
 A Shares                               --      (22,718)          --            --                 --
                                ----------   ----------   ----------     ---------         ----------
Increase (Decrease) from
  Capital Share Transactions       347,916      534,511    2,291,307       277,706         (2,028,045)
                                ==========   ==========   ==========     =========         ==========

---------------------
/(a)/Effective May 31, 2004, the Fund changed its fiscal year end from December
     31 to May 31.

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


NOTE 4. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS

INVESTMENT ADVISOR - Brown Investment Advisory Incorporated (the "Advisor"), a wholly owned subsidiary of Brown Investment Advisory & Trust Company ("BIAT"), is the investment advisor of each Fund. The Advisor does business as Brown Advisory, Inc. The Advisor receives an advisory fee from each Fund at an annual rate of the Fund's average annual daily net assets as follows:

                  FUND                     ANNUAL ADVISORY FEE
                  ----                     -------------------
                  Maryland Bond Fund              0.50%
                  Intermediate Income Fund        0.35%

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides administration, custody, portfolio accounting and transfer agency services to each Fund.

DISTRIBUTION - Foreside Fund Services, LLC is the distributor ("Distributor") for each Fund. The Distributor receives and may reallow to certain institutions the sales charge paid on purchases of A Shares of Intermediate Income Fund. The Distributor is not affiliated with the Advisor or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

For the year ended May 31, 2005, the Distributor retained $1,059 of the front-end sales charges assessed on the sale of A Shares of Intermediate Income Fund and did not retain any commissions from the contingent deferred sales charge assessed on purchases of $1 million or more that were liquidated in whole or in part within two years of purchase.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Financial Officer and President to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain Trustees and officers of the Trust are directors, officers or employees of the aforementioned companies.

NOTE 5. WAIVER OF FEES AND REIMBURSEMENT OF EXPENSES

The Advisor contractually waived its fee and reimbursed each Fund's expenses through September 30, 2004. Thereafter, the Advisor has continued to voluntarily waive a portion of its fees and reimburse Fund expenses for each Fund. These voluntary waivers and expense reimbursements may be reduced or eliminated at any time. For the year ended May 31, 2005, fees waived were as follows:

                                                              TOTAL FEES
                                                              WAIVED AND
                                 ADVISOR  ADVISOR   CUSTODIAN  EXPENSES
                                 WAIVED  REIMBURSED  WAIVED   REIMBURSED
                                 ------- ---------- --------- ----------
        Maryland Bond Fund       $41,888  $    --    $  753    $42,641
        Intermediate Income Fund  43,326   27,110     1,100     71,536

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005


NOTE 6. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of investment securities (including maturities), other than short-term investments, for the year ended May 31, 2005, were as follows:

                                NON US GOVERNMENT         US GOVERNMENT
                                   OBLIGATIONS             OBLIGATIONS
                             ----------------------- -----------------------
                               Purchases       Sales   Purchases       Sales
    Maryland Bond Fund       $ 8,832,377 $ 3,710,914 $        -- $        --
    Intermediate Income Fund  24,161,757  17,905,287  39,039,656  16,614,664

NOTE 7. IMPORTANT RISKS RELATED TO INVESTMENT IN MARYLAND BOND FUND

Maryland Bond Fund invests a substantial amount of its assets in issuers located in Maryland and therefore, it is more susceptible to factors adversely affecting issuers of Maryland municipal securities than would be a comparable tax-exempt mutual fund that invests nationally. Adverse economic or political factors in Maryland will affect the Fund's net asset value more than if the Fund invested in more geographically diverse investments. As a result, the value of the Fund's assets may fluctuate more widely than the values of shares of a fund investing in securities relating to a number of different states.

The Fund is also non-diversified and may focus its investments in the securities of a limited number of issuers. Concentration of the Fund in securities of a limited amount of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

These risks are mitigated by the fact that the State of Maryland, as one of the country's most fiscally sound states, has earned a AAA credit rating from both Moody's (as of July 15, 2005) and Standard and Poor's (as of April 5, 2005) rating services based on sound financial management and a diversified economy. In addition at May 31, 2005, 11.7% of the securities in the portfolio of investments were backed by letters of credit or bond insurance of various financial institutions and financial guaranty assurance agencies. The percentage of investments insured by or supported (backed) by a letter of credit from any one institution or agency did not exceed 5% of total investments.

NOTE 8. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

              UNDISTRIBUTED UNDISTRIBUTED UNDISTRIBUTED CAPITAL AND    UNREALIZED
               TAX EXEMPT     ORDINARY      LONG-TERM   OTHER GAINS   APPRECIATION
                 INCOME        INCOME      GAIN (LOSS)   (LOSSES)    (DEPRECIATION)   TOTAL
              ------------- ------------- ------------- -----------  -------------- ----------
Maryland Bond
  Fund             $26        $     --       $16,678    $        --    $1,309,073   $1,325,777
Intermediate
  Income Fund       --         174,438            --     (1,040,423)      884,899       18,914

The difference between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities for Intermediate Income Fund are primarily the result of paydown transactions

NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005

on securities acquired at a premium. Maryland Bond Fund did not have any differences between components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities.

As of May 31, 2005, Intermediate Income Fund had a capital loss carryover to offset future capital gains of $764,387 expiring in May 2008.

For tax purposes, Intermediate Income Fund had a current year post-October capital loss of $276,036. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

The tax character of distributions paid during 2005 and 2004 were as follows:

                   TAX-EXEMPT             ORDINARY         LONG-TERM
                     INCOME                INCOME         CAPITAL GAIN         TOTAL
              --------------------- --------------------- ------------ ---------------------
                 2005       2004       2005       2004     2005   2004    2005       2004
              ---------- ---------- ---------- ---------- ------- ---- ---------- ----------
Maryland Bond
  Fund        $2,017,756 $1,895,057 $   14,277 $    6,879 $32,371 $--  $2,064,404 $1,901,936
Intermediate
  Income Fund         --         --  3,824,909  1,616,537      --  --   3,824,909  1,616,537

On the Statements of Assets and Liabilities, as a result of permanent book-to-tax differences, certain amounts for the year ended May 31, 2005 have been reclassified. The following reclassifications were primarily the result of paydown transactions on securities acquired at a premium and have no impact on the net assets of the Fund.

                                    ACCUMULATED NET  UNDISTRIBUTED NET
                                   INVESTMENT INCOME   REALIZED GAIN
                                        (LOSS)            (LOSS)
                                   ----------------- -----------------
          Intermediate Income Fund     $174,490          $(174,490)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Forum Funds and Shareholders of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund:

We have audited the accompanying statements of assets and liabilities of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund (the "Funds") (each a series of Forum Funds), including the schedules of investments, as of May 31, 2005, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor have we been engaged to perform an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund as of May 31, 2005, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the periods presented in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 26, 2005

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005

PROXY VOTING INFORMATION

A description of the policies and procedures the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website www.sec.gov. The Funds' proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling 800-540-6807 and on the SEC's website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available, without charge, on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

SHAREHOLDER EXPENSES

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004 through May 31, 2005.

ACTUAL EXPENSES - Each "Actual Return" row in the table below provides information about actual account values and actual expenses. You may use the information in these lines, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - Each "Hypothetical Return" row in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, each "Hypothetical Return" row in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005


                                                   BEGINNING        ENDING      EXPENSES
                                                 ACCOUNT VALUE   ACCOUNT VALUE PAID DURING
                                                DECEMBER 1, 2004 MAY 31, 2005    PERIOD
                                                ---------------- ------------- -----------
MARYLAND BOND FUND
Actual Return                                      $1,000.00       $1,010.81      $3.76
Hypothetical Return (5% return before expenses)     1,000.00        1,021.19       3.78

INTERMEDIATE INCOME FUND INSTITUTIONAL SHARES
Actual Return                                       1,000.00        1,016.51       3.02
Hypothetical Return (5% return before expenses)     1,000.00        1,021.94       3.02

INTERMEDIATE INCOME FUND A SHARES
Actual Return                                       1,000.00        1,015.21       4.57
Hypothetical Return (5% return before expenses)     1,000.00        1,020.39       4.58

Expenses are equal to the Funds' annualized expense ratio of 0.75%, 0.60%, and 0.85% for Maryland Bond Fund, Intermediate Income Fund Institutional Shares, and Intermediate Income Fund A Shares, respectively, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year, divided by 365 to reflect the one-half year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. All net investment income dividends were ordinary income. For the tax year ended May 31, 2005 Brown Advisory Maryland Bond Fund and Brown Advisory Intermediate Income Fund paid long-term capital gains of $32,371 and $0, respectively.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling 800-540-6807.

ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005

                            POSITION       LENGTH                                   PRINCIPAL
          NAME              WITH THE       OF TIME                                OCCUPATION(S)
     AND BIRTH DATE          TRUST         SERVED                              DURING PAST 5 YEARS
---------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
J. Michael Parish        Chairman       Since 1989     Retired; Partner, Wolfe, Block, Schorr and Solis-Cohen, LLP (law
Born: November 9, 1943   Trustee        (Chairman      firm) 2002-2003; Partner, Thelen Reid & Priest LLP (law firm)
                                        since 2004)    1995-2002.
---------------------------------------------------------------------------------------------------------------------------

Costas Azariadis         Trustee        Since 1989     Professor of Economics, University of California-Los Angeles;
Born: February 15, 1943                                Visiting Professor of Economics, Athens University of Economics
                                                       and Business 1998-1999.
---------------------------------------------------------------------------------------------------------------------------

James C. Cheng           Trustee        Since 1989     President, Technology Marketing Associates (marketing company
Born: July 26, 1942                                    for small-and medium-sized businesses in New England).
---------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer           Trustee        Since 1989     President, Citigroup's fund services division since 2003; President,
Born: July 15, 1942                                    Forum Financial Group, LLC ("Forum") (a fund services company acquired by Citigroup in 2003).
---------------------------------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier/1/      President      Since 2005     Managing Director and Principal Executive Officer, Foreside Fund
Born: October 22, 1961                                 Services, LLC since 2005; Chief Operating Officer and Managing
                                                       Director, Global Fund Services, Citigroup from 2003-2005;
                                                       Managing Director, Global Securities Services for Investors,
                                                       Citigroup from 1999-2003.
---------------------------------------------------------------------------------------------------------------------------

David I. Goldstein       Chief          Since 2003     Director, Citigroup's fund services division since 2003; Director of
Born: August 3, 1961     Administrative (Chief         Business Product Development, Forum 1999-2003.
                         Officer        Administrative
                                        Officer since
                                        2005)
---------------------------------------------------------------------------------------------------------------------------

Carl A. Bright/1/        Principal      Since 2005     President, Foreside Fund Services, LLC; Consultant, Foreside
Born: December 20, 1957  Financial                     Solutions, LLC 2000-2003 (mutual fund development company).
                         Officer
---------------------------------------------------------------------------------------------------------------------------

Beth P. Hanson           Vice           Since 2003     Relationship Manager, Citigroup's fund services division since
Born: July 15, 1966      President/                    2003; Relationship Manager, Forum 1999-2003.
                         Assistant
                         Secretary
---------------------------------------------------------------------------------------------------------------------------

Sara M. Morris           Vice           Since 2004     Director and Relationship Manager, Citigroup's fund services
Born: September 18, 1963 President                     division since 2004; Chief Financial Officer, The VIA Group, LLC
                                                       (strategic marketing company) 2000-2003.
---------------------------------------------------------------------------------------------------------------------------

Trudance Bakke/1/        Treasurer      Since 2005     Manager, Citigroup since 2003; Senior Manager of Corporate
Born: August 11, 1971                                  Finance, Forum 1999-2003.
---------------------------------------------------------------------------------------------------------------------------

David M. Whitaker        Secretary      Since 2004     Senior Manager, Citigroup's fund services division since 2004;
Born: September 6, 1971                                Assistant Counsel, PFPC, Inc. (a fund services company) 1999-
                                                       2004.
---------------------------------------------------------------------------------------------------------------------------

/1/Effective June 8, 2005.

[THIS PAGE INTENTIONALLY LEFT BLANK]

[LOGO]
      B

BROWN ADVISORY

                              INVESTMENT ADVISOR
                             Brown Advisory, Inc.
                             901 South Bond Street
                                   Suite 400
                           Baltimore, Maryland 21231

                                TRANSFER AGENT
                          Forum Shareholder Services
                              Two Portland Square
                             Portland, Maine 04101
                                (800) 540-6807

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                             Portland, Maine 04101
                                (866) 453-5199

  This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information.

[LOGO]
MAY 31, 2005
MASTRAPASQUA GROWTH FUND
ANNUAL REPORT
                                    [GRAPHIC]
[LOGO]

                               TABLE OF CONTENTS

     A Message to Our Shareholders....................................  1
     Performance Chart and Analysis...................................  4
     Schedule of Investments..........................................  5
     Statement of Assets and Liabilities..............................  7
     Statement of Operations..........................................  8
     Statements of Changes in Net Assets..............................  9
     Financial Highlights............................................. 10
     Notes to Financial Statements.................................... 11
     Report of Independent Registered Public Accounting Firm.......... 14
     Additional Information........................................... 15

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005
--------------------------------------------------------------------------------
Dear Fellow Shareholder,
Mastrapasqua Growth Fund's (the "Fund") total return was 4.38% for the twelve months ending May 31, 2005. The total return for the Russell 1000 Growth Index was 3.34% and the S&P 500 Index was 8.24% for the same period.

The Fund's performance benefited from Energy's Halliburton Co. (up 60%) and Schlumberger, Ltd. (up 21.1%), as well as Healthcare's Affymetrix, Inc. (up 80.8%), Amgen, Inc. (up 14.4%), and Genentech, Inc. (up 30.4%). Media/Entertainment's MGM Mirage (up 81.1%), Retail's Home Depot, Inc. (up 12.9%) and Transportation's Ryder Systems, Inc. (up 15.2%) and recently sold FedEx contributed positively to performance. Adversely affecting performance were Financial Services' Merrill Lynch & Co., Inc. (down 2.5%) and Morgan Stanley Dean Witter, which was sold. Technology's Analog Devices, Inc. (down 24.1%), Agilent Technologies, Inc. (down 10.9%) and Intel Corp. (down 4.7%), negatively affected performance. We sold most of the Retail, Restaurant and some of the Technology sector holdings which contributed negatively.

Many of the anxieties overhanging the market appeared to dissipate during 2004 as the broad equity indexes reconnected with solid economic and corporate fundamentals to attain higher levels at year-end 2004.

However, during the first quarter 2005, nearly every broad equity market index reflected negative performance. Investors contended with the gloomy specter of rising energy costs as a contributor to inflation. These anxieties completely overshadowed reports of a relatively stable U.S. dollar, strong corporate earnings, and Gross Domestic Product (GDP) growth. Merger and Acquisition activity and the number of initial public offerings (IPOs) were also strong indicators of continuing economic expansion. Geopolitically, stories regarding improving situations in Iraq, Lebanon, and Israel were reported. Yet, investors appeared concerned that the Federal Reserve's heretofore measured pace of interest rate increases would occur more rapidly and substantially due to the continuing headlines of rising oil prices and inflation prospects.

Although the equity market rallied during the end of 2004, we experienced a severe correction from January to late April 2005, followed by a substantial rally in May. At the moment, June appears to be holding the performance of the last period. While in the corrective phase, we believe the economic and financial fundamentals remain strong. Corporate profits and cash flow are at record levels both in absolute terms and relative to GDP. In the first quarter 2005, corporate profits of the portfolio companies have risen 25% on a year-over-year basis and profits in the aggregate have experienced double-digit growth rates. The US dollar has strengthened, breaking through its high valuation of recent months trading at $1.20 - $1.23 to the Euro.

The valuation gap we believe exists between bonds and stocks has not narrowed. The bond market is continuing to perform better than expected with yields on the 10-year in the 3.9 to 4% range and the 30-year in the 4.1 to 4.3% range. Having experienced a considerable correction at the beginning of this year, the fundamental valuation gap that exists gives us reason to think that we are in another phase of this bull market. The Federal Reserve may be moving toward the neutral zone, with the late stages of rate increases near at hand.

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005
--------------------------------------------------------------------------------
In our opinion, stocks remain undervalued relative to bonds by at least 30% and growth stocks are undervalued relative to value stocks. Furthermore, Large Cap is undervalued relative to Small/Mid Caps. The valuation gap within the equity market seems to be tilting toward the growth sector which has generally underperformed over the last five years. Monetary growth remains a positive factor. The recent "No" votes of some European countries on the European Union appear to have strengthened the dollar through the movement of capital back into US markets. In our view, multinational company earnings are likely to be impacted adversely by the strengthening dollar, but we expect that the capital flow into the US should be an offsetting factor.

In our judgment, the outlook for the economy and stock prices is decidedly better than recent performance would suggest. On behalf of the Fund's investment adviser, Mastrapasqua Asset Management, our recent quarterly commentaries provide some perspective on the rationale for investing in quality growth companies.

As we look towards the balance of 2005, are the recent investor focus and apparent anxiety regarding rising oil prices and its affect on the equity market justified? Are the financial markets overacting to oil, or are they reflecting the new uncertainties in the environment ahead and adjusting to that new reality? It is difficult to say and only time will answer the question. But nonetheless, current volatility in oil is very real. However, attempting to understand the implications of these developments may offer some insight into equity market performance, recently and prospectively.

The price of crude oil and its impact upon gasoline and distillates (for example, heating oil) essentially serves as a tax upon the American consumer and adversely affects discretionary income. Consequently, rising energy prices become a burden the consumer (and thus the economy) must absorb through behavioral changes and/or substitution where possible. However, the media mania over oil and the geopolitical intrigue that oil harbors is totally unrelated to the reality of energy's portion of the consumer budget. At present, 5.1% of the consumer's disposable income is spent on energy. Needless to say, rising energy costs increase this burden, but the impact should be minimal. More importantly, the price behavior is setting in motion a stimulus for change. The President's energy plan has received a new lease on life. Nuclear energy is likely to be revisited and capital spending will have the added component of reducing energy costs for many customers and manufacturers. New products will also be designed with energy efficiency as a priority.

We continue to believe that although the consumer remains an active participant in the economic expansion, leadership will now come from capital goods firms. Therefore, we continued making adjustments to the portfolio during the period seeking to take advantage of this prospect, and adding companies benefiting from increased capital spending due to the implications of higher energy costs. The Industrial Products and Chemicals sectors have been expanded.

From the financial market's perspective, oil may have a greater impact upon the bond market than the equity market. Difficulties with energy prices should be evident in the fixed income market through greater risk of rising rates than falling rates. On the other hand, equities appear to possess a more favorable upside versus downside relationship.

MASTRAPASQUA GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
MAY 31, 2005
--------------------------------------------------------------------------------
The fundamentals for quality equities, particularly in growth sectors, have become even more attractive relative to other asset classes. Barring unforeseen events, we believe that equities are positioned to perform well into 2006, particularly growth companies with experienced management, healthy balance sheets, a broad product mix, and improving cash flow.
For more detailed analysis of companies in this portfolio and current perspectives on the capital markets, please visit us at www.mastrapasqua.com.

Sincerely,
/s/ Frank Mastrapasqua
Frank Mastrapasqua
Chairman, Chief Executive Officer
Mastrapasqua Asset Management

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF EARLY JUNE 2005 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. FORESIDE FUND SERVICES, LLC, DISTRIBUTOR (WWW.FORESIDES.COM).

MASTRAPASQUA GROWTH FUND
PERFORMANCE CHART AND ANALYSIS
MAY 31, 2005
--------------------------------------------------------------------------------
COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT
The following chart reflects the change in value of a hypothetical $10,000 investment, including reinvested dividends and distributions, in Mastrapasqua Growth Fund (the "Fund"), compared with a broad-based securities market index, since the Fund's inception. The Russell 1000(R) Growth Index (the "Index") measures the performance of the Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000
Index measures the performance of the 1,000 largest companies in the Russell 3000(R) Index and represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Fund's total return includes operating expenses that reduce returns, while the total return of the Index does not include expenses. The Fund is professionally managed while the Index is unmanaged and is not available for investment. The Fund's total return and the total return of the Index assumes reinvestment of dividend and capital gain distributions. For the period reported, some of the Fund's fees were waived or expenses reimbursed, otherwise total return would have been lower.

PAST PERFORMANCE IS NOT PREDICTIVE NOR A GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR THE MOST RECENT MONTH END PERFORMANCE, PLEASE CALL (800) 448-0982. THE PERFORMANCE INFORMATION PRESENTED IN THE GRAPH AND TABLE BELOW DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                         MASTRAPASQUA GROWTH FUND VS.
                           RUSSELL 1000 GROWTH INDEX

    Average Annual Total Return on 5/31/05 1 Year Since Inception on 7/5/00
    -------------------------------------- ------ -------------------------
          Mastrapasqua Growth Fund:        4.38%          (12.35)%
          Russell 1000 Growth Index:       3.34%          (10.02)%

                       Investment Value on 5/31/05
                       ---------------------------
                       Mastrapasqua Growth Fund:   $5,240
                       Russell 1000 Growth Index:  $5,958

                                    [CHART]
                      Mastrapasqua Growth Fund    Russell 1000 Growth Index
                      ------------------------    -------------------------
   7/5/2000                  $10,000                      $10,000
  7/31/2000                    9,940                        9,825
  8/31/2000                   11,260                       10,715
  9/30/2000                   10,470                        9,701
 10/31/2000                    9,700                        9,242
 11/30/2000                    7,990                        7,880
 12/31/2000                    8,040                        7,631
  1/31/2001                    8,150                        8,158
  2/28/2001                    6,750                        6,773
  3/31/2001                    5,730                        6,036
  4/30/2001                    6,460                        6,799
  5/31/2001                    6,420                        6,699
  6/30/2001                    6,280                        6,544
  7/31/2001                    5,930                        6,380
  8/31/2001                    5,340                        5,859
  9/30/2001                    4,580                        5,274
 10/31/2001                    4,950                        5,550
 11/30/2001                    5,570                        6,084
 12/31/2001                    5,520                        6,072
  1/31/2002                    5,330                        5,965
  2/28/2002                    4,940                        5,717
  3/31/2002                    5,190                        5,915
  4/30/2002                    4,690                        5,432
  5/31/2002                    4,360                        5,301
  6/30/2002                    3,970                        4,811
  7/31/2002                    3,740                        4,546
  8/31/2002                    3,650                        4,560
  9/30/2002                    3,330                        4,087
 10/31/2002                    3,670                        4,462
 11/30/2002                    3,820                        4,704
 12/31/2002                    3,540                        4,379
  1/31/2003                    3,540                        4,273
  2/28/2003                    3,570                        4,253
  3/31/2003                    3,630                        4,332
  4/30/2003                    3,860                        4,653
  5/31/2003                    4,260                        4,885
  6/30/2003                    4,280                        4,952
  7/31/2003                    4,450                        5,075
  8/31/2003                    4,650                        5,202
  9/30/2003                    4,430                        5,146
 10/31/2003                    4,800                        5,435
 11/30/2003                    4,860                        5,492
 12/31/2003                    4,940                        5,682
  1/31/2004                    5,100                        5,798
  2/29/2004                    5,210                        5,835
  3/31/2004                    5,140                        5,726
  4/30/2004                    4,910                        5,660
  5/31/2004                    5,020                        5,765
  6/30/2004                    5,080                        5,837
  7/31/2004                    4,700                        5,507
  8/31/2004                    4,550                        5,480
  9/30/2004                    4,740                        5,532
 10/31/2004                    4,960                        5,619
 11/30/2004                    5,130                        5,812
 12/31/2004                    5,360                        6,040
  1/31/2005                    5,120                        5,838
  2/28/2005                    5,120                        5,900
  3/31/2005                    5,060                        5,793
  4/30/2005                    4,930                        5,683
  5/31/2005                    5,240                        5,958
MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005
--------------------------------------------------------------------------------

                                 SECURITY
            SHARES              DESCRIPTION                 VALUE
            ------ ------------------------------------- -----------
            COMMON STOCK - 99.4%
            AUTOMOTIVE REPAIR, SERVICES & PARKING - 2.0%
             7,800 Ryder System, Inc.                    $   286,572
                                                         -----------
            BUILDING MATERIALS - 2.5%
             9,080 Home Depot, Inc.                          357,298
                                                         -----------
            BUSINESS SERVICES - 9.1%
            13,000 Adobe Systems, Inc.                       429,780
             6,500 Monster Worldwide, Inc.+                  171,470
            31,700 Oracle Corp.+                             406,394
             8,000 Yahoo!, Inc.+                             297,600
                                                         -----------
                                                           1,305,244
                                                         -----------
            CHEMICALS & ALLIED PRODUCTS - 27.0%
             5,600 Abbott Laboratories                       270,144
             4,700 Alcon, Inc.                               480,669
             5,500 Air Products and Chemicals, Inc.          331,265
             6,800 Amgen, Inc.+                              425,544
             7,300 Charles River Laboratories
                   International, Inc.+                      351,057
             5,500 Genentech, Inc.+                          435,875
             7,500 Genzyme Corp.+                            467,925
               500 Huntsman Corp.+                             9,625
             5,900 Invitrogen Corp.+                         468,047
             6,500 Praxair, Inc.                             304,655
            10,300 Teva Pharmaceutical Industries,
                   Ltd. - ADR                                343,711
                                                         -----------
                                                           3,888,517
                                                         -----------
            ELECTRONIC & OTHER ELECTRICAL EQUIPMENT & COMPONENTS,
            EXCEPT COMPUTER EQUIPMENT - 16.4%
            13,500 American Power Conversion Corp.           343,710
             9,300 Analog Devices, Inc.                      344,844
             4,000 Emerson Electric Co.                      265,880
            13,000 Intel Corp.                               350,090
            20,000 Motorola, Inc.                            347,400
             9,700 Novellus Systems, Inc.+                   258,505
            16,200 Texas Instruments, Inc.                   447,768
                                                         -----------
                                                           2,358,197
                                                         -----------
            FABRICATED METAL PRODUCTS, EXCEPT MACHINERY AND
            TRANSPORTATION EQUIPMENT - 2.1%
             3,500 Illinois Tool Works, Inc.                 295,505
                                                         -----------
            HOTELS, ROOMING HOUSES, CAMPS, AND OTHER LODGING
            PLACES - 4.4%
            11,400 MGM Mirage+                               434,226
             3,000 Marriott International, Inc., Class A     202,620
                                                         -----------
                                                             636,846
                                                         -----------
            INDUSTRIAL & COMMERCIAL MACHINERY & COMPUTER
            EQUIPMENT - 9.8%
            13,400 Applied Materials, Inc.                   219,894
             3,600 Caterpillar, Inc.                         338,796
            31,700 EMC Corp.+                                445,702
            14,000 Pall Corp.                                408,660
                                                         -----------
                                                           1,413,052
                                                         -----------

                                  SECURITY
          SHARES                 DESCRIPTION                  VALUE
         --------- --------------------------------------- -----------
         MEASURING, ANALYZING & CONTROLLING INSTRUMENTS;
         PHOTOGRAPHIC, MEDICAL & OPTICAL GOODS - 8.1%
            7,000  Affymetrix, Inc.+                       $   374,430
           16,900  Agilent Technologies, Inc.+                 405,769
            7,000  Danaher Corp.                               385,910
                                                           -----------
                                                             1,166,109
                                                           -----------
         OIL & GAS EXTRACTION - 6.7%
            7,100  Burlington Resources, Inc.                  359,828
            5,000  Halliburton Co.                             213,700
            5,700  Schlumberger, Ltd.                          389,709
                                                           -----------
                                                               963,237
                                                           -----------
         RAILROAD TRANSPORTATION - 2.9%
           13,000  Norfolk Southern Corp.                      414,960
                                                           -----------
         SECURITY & COMMODITY BROKERS, DEALERS, EXCHANGES &
         SERVICES - 5.4%
            4,000  Goldman Sachs Group, Inc.                   390,000
            7,000  Merrill Lynch & Co., Inc.                   379,820
                                                           -----------
                                                               769,820
                                                           -----------
         WHOLESALE TRADE - DURABLE GOODS - 3.0%
            7,000  Fisher Scientific International, Inc.+      437,220
                                                           -----------
         Total Common Stock (Cost $14,380,158)              14,292,577
                                                           -----------
         SHORT-TERM INVESTMENTS - 0.8%
         MONEY MARKET FUNDS - 0.1%
            9,361  Citi/SM/ Institutional Liquid Reserves,
                   Class A (Cost $9,361)                         9,361
                                                           -----------
         PRINCIPAL
         ---------
         MONEY MARKET DEPOSIT ACCOUNT - 0.7%
         $110,520  Citibank Money Market Deposit
                   Account (Cost $110,520)                     110,520
                                                           -----------
         Total Short-Term Investments (Cost $119,881)          119,881
                                                           -----------
         Total Investments in Securities - 100.2%
                   (Cost $14,500,039)*                      14,412,458
         Other Assets and Liabilities, Net - (0.2%)            (33,135)
                                                           -----------
         NET ASSETS - 100.0%                               $14,379,323
                                                           ===========

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
SCHEDULE OF INVESTMENTS
MAY 31, 2005
--------------------------------------------------------------------------------

                          PORTFOLIO HOLDINGS
                          % OF TOTAL INVESTMENTS
                          Health Care            28.2%
                          Information Technology 27.4%
                          Industrials            20.2%
                          Consumer Discretionary  6.9%
                          Energy                  6.7%
                          Financials              5.3%
                          Materials               4.5%
                          Short-Term Investments  0.8%

------------------
+Non-income producing security.
ADRAmerican Depositary Receipt.
*Costfor Federal income tax purposes is 14,500,039 and net unrealized appreciation (depreciation) consists of:

            Gross Unrealized Appreciation              $ 2,205,563
            Gross Unrealized Depreciation               (2,293,144)
                                                       -----------
            Net Unrealized Appreciation (Depreciation) $   (87,581)
                                                       ===========

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENT OF ASSETS AND LIABILITIES
MAY 31, 2005
--------------------------------------------------------------------------------

ASSETS
    Total investments, at value (Cost $14,500,039)                     $ 14,412,458
    Receivables:
       Fund shares sold                                                       1,850
       Interest and dividends                                                10,321
    Prepaid expenses                                                          1,496
                                                                       ------------
Total Assets                                                             14,426,125
                                                                       ------------
LIABILITIES
    Accrued Liabilities:
       Investment adviser fees                                                6,479
       Trustees' and officers' fees and expenses                              1,289
       Other expenses                                                        39,034
                                                                       ------------
Total Liabilities                                                            46,802
                                                                       ------------
NET ASSETS                                                             $ 14,379,323
                                                                       ============
COMPONENTS OF NET ASSETS
    Paid-in capital                                                    $ 24,495,476
    Accumulated net realized gain (loss)                                (10,028,572)
    Unrealized appreciation (depreciation) of investments                   (87,581)
                                                                       ------------
NET ASSETS                                                             $ 14,379,323
                                                                       ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
   Based on net assets of $14,379,323 and 2,741,895 shares outstanding
   (unlimited shares authorized)                                       $       5.24
                                                                       ============

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENT OF OPERATIONS
YEAR ENDED MAY 31, 2005
--------------------------------------------------------------------------------

INVESTMENT INCOME
    Dividend income (net of foreign taxes withholding of $ 1,071)        $    77,025
                                                                         -----------
EXPENSES
    Investment adviser fees                                                  146,621
    Administrator fees                                                        24,433
    Transfer agent fees                                                       20,191
    Shareholder servicing fees                                                36,655
    Custodian fees                                                             8,291
    Accountant fees                                                           35,905
    Registration fees                                                          9,396
    Professional fees                                                         29,347
    Trustees' and officers' fees and expenses                                 11,237
    Miscellaneous expenses                                                    25,095
                                                                         -----------
Total Expenses                                                               347,171
    Fees waived                                                             (105,246)
                                                                         -----------
Net Expenses                                                                 241,925
                                                                         -----------
NET INVESTMENT INCOME (LOSS)                                                (164,900)
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    Net realized gain (loss) on investments                               (1,091,496)
    Net change in unrealized appreciation (depreciation) on investments    1,908,950
                                                                         -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                       817,454
                                                                         -----------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                        $   652,554
                                                                         ===========

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               YEAR ENDED   YEAR ENDED
                                                              MAY 31, 2005 MAY 31, 2004
                                                              ------------ ------------
OPERATIONS
    Net investment income (loss)                              $  (164,900) $  (185,360)
    Net realized gain (loss) on investments                    (1,091,496)    (457,390)
    Net change in unrealized appreciation (depreciation) of
       investments                                              1,908,950    3,036,927
                                                              -----------  -----------
Increase (Decrease) in Net Assets from Operations                 652,554    2,394,177
                                                              -----------  -----------
CAPITAL SHARE TRANSACTIONS
    Sale of shares                                                722,171    3,906,657
    Redemption of shares                                       (2,818,781)  (4,097,675)
                                                              -----------  -----------
Increase (Decrease) from Capital Share Transactions            (2,096,610)    (191,018)
                                                              -----------  -----------
Increase (Decrease) in Net Assets                              (1,444,056)   2,203,159
NET ASSETS
    Beginning of Period                                        15,823,379   13,620,220
                                                              -----------  -----------
    End of Period (a)                                         $14,379,323  $15,823,379
                                                              ===========  ===========
SHARE TRANSACTIONS
    Sale of shares                                                143,977      804,202
    Redemption of shares                                         (551,565)    (851,359)
                                                              -----------  -----------
Increase (Decrease) in Shares                                    (407,588)     (47,157)
                                                              ===========  ===========
------------------
(a)Accumulated undistributed (distributions in excess of) net
   investment income                                          $         -  $         -
                                                              -----------  -----------

See Notes to Financial Statements.
MASTRAPASQUA GROWTH FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
These financial highlights reflect selected data for a share outstanding throughout each period.

                                                      YEAR ENDED MAY 31,             JULY 5, 2000 (A)
                                           ---------------------------------------          TO
                                              2005       2004      2003      2002      MAY 31, 2001
                                           -------     -------   -------   -------   ----------------
NET ASSET VALUE, BEGINNING OF
   PERIOD                                  $  5.02     $  4.26   $  4.36   $  6.42       $ 10.00
                                           -------     -------   -------   -------       -------
INVESTMENT OPERATIONS
Net investment income (loss)                 (0.06)(b)   (0.06)    (0.04)    (0.06)        (0.06)
Net realized and unrealized gain (loss) on
   investments                                0.28        0.82     (0.06)    (2.00)        (3.52)
                                           -------     -------   -------   -------       -------
Total from Investment Operations              0.22        0.76     (0.10)    (2.06)        (3.58)
                                           -------     -------   -------   -------       -------
NET ASSET VALUE, END OF PERIOD             $  5.24     $  5.02   $  4.26   $  4.36       $  6.42
                                           =======     =======   =======   =======       =======
TOTAL RETURN (c)                              4.38%      17.84%    (2.29)%  (32.09)%      (35.80)%
RATIO/SUPPLEMENTARY DATA
Net Assets at End of Period
   (000's omitted)                         $14,379     $15,823   $13,620   $12,769       $15,628
Ratios to Average Net Assets (d):
    Net Expenses                              1.65%       1.65%     1.65%     1.65%         1.65%(b)
    Gross Expenses (e)                        2.36%       2.28%     2.32%     2.04%         1.98%(b)
    Net investment income (loss)             (1.12)%     (1.29)%   (1.23)%   (1.23)%       (0.99)%(b)
PORTFOLIO TURNOVER RATE                         42%         45%       34%       57%           33%

------------------
(a)Commencement of operations.
(b)Calculated based on average shares outstanding during the period.
(c)Not annualized for periods less than one year.
(d)Annualized for periods less than one year.
(e)Reflects the expense ratio excluding any waivers and/or reimbursements. See Notes to Financial Statements.

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
--------------------------------------------------------------------------------
NOTE 1. ORGANIZATION

This report relates to Mastrapasqua Growth Fund (the "Fund"). The Fund is a diversified series of Forum Funds (the "Trust"). The Trust is a Delaware statutory trust that is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Trust currently has twenty-five series. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of the Fund's shares of beneficial interest without par value. The Fund commenced operations on July 5, 2000. The Fund changed its name to Mastrapasqua Growth Fund from Mastrapasqua Growth Value Fund on May 7, 2004. The Fund seeks long-term capital appreciation by investing primarily in common stock of domestic medium to large market capitalization companies. Medium and large capitalization companies have market capitalizations such as those included in the Russell 1000 Growth Index at the time of their purchase. The Fund may, at times, invest more than 25% of its assets in one sector. Concentration of a significant portion of the Fund's assets in one sector of the market exposes the Fund to greater market risk and potential monetary losses than if those assets were diversified among various sectors.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from those estimates. The following summarizes the significant accounting policies of the Fund:

SECURITY VALUATION - Exchange traded securities for which market quotations are readily available are valued using the last reported sales price provided by independent pricing services as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time), on each Fund business day. In the absence of sales, these securities are valued at the mean of the last bid and asked price. Non-exchange traded securities for which quotations are available are generally valued at the mean between the current bid and asked prices. Money market instruments that mature in sixty days or less may be valued at amortized cost.

The Fund values its investments at fair value pursuant to procedures adopted by the Board if (1) market quotations are insufficient or not readily available or
(2) the Adviser believes that the values available are unreliable.

SECURITY TRANSACTIONS, INVESTMENT INCOME AND REALIZED GAIN AND LOSS - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and Federal income tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income, if any, are declared and paid quarterly. Distributions of net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable Federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
--------------------------------------------------------------------------------
treatments of income and gain on various investment securities held by the Fund, timing differences and differing characterizations of distributions made by the Fund.

FEDERAL TAXES - The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, the Fund will not be subject to a Federal excise tax. Therefore, no Federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust accounts separately for the assets, liabilities and operations of each of its series. Expenses that are directly attributable to more than one fund are allocated among the respective series in proportion to each series' average daily net assets.

NOTE 3. ADVISORY FEES, SERVICING FEES AND OTHER TRANSACTIONS WITH RELATED
PARTIES

INVESTMENT ADVISER - Mastrapasqua Asset Management is the investment adviser (the "Adviser") to the Fund. Pursuant to an Investment Advisory Agreement, the Adviser receives an advisory fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets.

ADMINISTRATION AND OTHER SERVICES - Citigroup Global Transaction Services, through its various affiliates (collectively "Citigroup"), provides certain administration, portfolio accounting and transfer agency services to the Fund.

DISTRIBUTOR - Foreside Fund Services, LLC is the Fund's distributor (the "Distributor"). The Distributor receives no compensation from the Fund for its distribution services. The Distributor is not affiliated with the Adviser or with Citigroup or its affiliated companies. The certifying officers of the Trust are also principals of the Distributor.

Under a Compliance Services Agreement with the Trust, the Distributor provides a Chief Compliance Officer, Principal Financial Officer and President to the Trust as well as certain additional compliance support functions.

TRUSTEES AND OFFICERS - Certain Trustees and Officers of the Trust are directors, officers or employees of the aforementioned companies.

NOTE 4. WAIVER OF FEES

The Adviser has contractually agreed to waive its fees and reimburse Fund expenses to limit the Fund's net expenses to 1.65% of the Fund's average net assets through September 30, 2005. Citigroup has voluntarily waived a portion of their fees. These voluntary waivers may be reduced or eliminated at any time. For the year ended May 31, 2005, fees waived were as follows:

                   INVESTMENT TRANSFER SHAREHOLDER TOTAL FEES
                    ADVISORY   AGENCY   SERVICING    WAIVED
                   ---------- -------- ----------- ----------
                    $79,042     $193     $26,011    $105,246

MASTRAPASQUA GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
MAY 31, 2005
--------------------------------------------------------------------------------
NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were $6,099,619 and $8,278,300, respectively, for the year ended May 31, 2005.

NOTE 6. FEDERAL INCOME TAX AND INVESTMENT TRANSACTIONS

As of May 31, 2005, distributable earnings (accumulated losses) on a tax basis were as follows:

        Capital and Other Losses               $(10,028,572)
        Unrealized Appreciation (Depreciation)      (87,581)
                                               ------------
        Total                                  $(10,116,153)
                                               ============

As of May 31, 2005, the Fund's capital loss carryovers to offset future capital gains are as follows:

                               AMOUNT   EXPIRATION
                               ------   ----------
                             $  161,595    2009
                              3,735,976    2010
                              2,652,123    2011
                              2,245,270    2012
                                 44,282    2013

For tax purposes, the current year post-October loss was $1,189,326. This loss will be recognized for tax purposes on the first business day of the Fund's next year.

On the Statement of Assets and Liabilities, as a result of permanent book to tax differences, certain amounts have been reclassified for the year ended May 31, 2005. The following reclassification was primarily due to the Fund having a net operating loss, and has no impact on the net assets of the Fund.

                  Accumulated Net Investment Income $ 164,900
                  Paid-In-Capital                    (164,900)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

To the Board of Trustees of Forum Funds and Shareholders of Mastrapasqua Growth
Fund:

We have audited the accompanying statement of assets and liabilities of the Mastrapasqua Growth Fund (the "Fund") (a series of Forum Funds), including the schedule of investments, as of May 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended and for the period from 7/5/00 (commencement of operations) through 5/31/01. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor have we been engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2005, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Mastrapasqua Growth Fund as of May 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and for the period from 7/5/00 (commencement of operations) through 5/31/01 in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
July 26, 2005

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005
--------------------------------------------------------------------------------

PROXY VOTING INFORMATION

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to securities held in the Funds' portfolio is available, without charge and upon request, by calling (800) 448-0982 and on the SEC's website at www.sec.gov. The Fund's proxy voting record for the twelve-month period ended June 30, is available, without charge and upon request, by calling (800) 448-0982, or on the Fund's website at www.mastrapasqua.com and on the SEC's website www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available, without charge on the SEC's website at www.sec.gov or may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

SHAREHOLDER EXPENSE EXAMPLE

As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The following example is based on $1,000 invested at the beginning of the period and held for the entire period from December 1, 2004, through May 31, 2005.

ACTUAL EXPENSES - The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES - The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005
--------------------------------------------------------------------------------

                               BEGINNING        ENDING
                             ACCOUNT VALUE   ACCOUNT VALUE EXPENSES PAID
                            DECEMBER 1, 2004 MAY 31, 2005  DURING PERIOD
                            ---------------- ------------- -------------
        Actual Return          $1,000.00       $1,021.44       $8.32
        Hypothetical Return     1,000.00        1,016.70        8.30

Expenses are equal to the Fund's annualized expense ratio of 1.65% multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year divided by 365 to reflect the half-year period.

FEDERAL TAX STATUS OF DIVIDENDS DECLARED DURING THE TAX YEAR

There were no ordinary income dividends paid by the Fund for the tax year ended May 31, 2005.

There were no long-term capital gain dividends paid by the Fund for the tax year ended May 31, 2005.

TRUSTEES AND OFFICERS OF THE TRUST

The Board is responsible for managing the Trust's business affairs and exercising all the Trust's powers except those reserved for shareholders. The following table gives information about each Board member and certain officers of the Trust. The fund complex includes the Trust and two other investment companies (collectively, "fund complex"), which hold themselves out to investors as related companies for purposes of investment and investor services. Mr. Keffer is considered an Interested Trustee due to his affiliation with a Trust adviser and the Distributor within the past two years. Each Trustee and officer holds office until the person resigns, is removed, or replaced. Unless otherwise noted, the persons have held their principal occupations for more than five years. The addresses for all Trustees and officers is Two Portland Square, Portland, Maine 04101, unless otherwise indicated. Each Trustee oversees twenty-nine portfolios in the fund complex. No Trustee is a director of any other public company or registered investment company. The Funds' Statement of Additional Information includes additional information about the Trustees and is available, without charge and upon request, by calling (800) 448-0982.

                    POSITION   LENGTH
       NAME         WITH THE   OF TIME
  AND BIRTH DATE     TRUST     SERVED       PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------------------------------------------------------------
INDEPENDENT
TRUSTEES
J. Michael Parish   Chairman Since 1989  Retired; Partner, Wolfe, Block, Schorr and
Born: November 9,   Trustee  (Chairman   Solis-Cohen, LLP (law firm) 2002-2003; Partner,
1943                         since 2004) Thelen Reid & Priest LLP (law firm) 1995-2002.
-------------------------------------------------------------------------------------------
Costas Azariadis    Trustee  Since 1989  Professor of Economics, University of
Born: February 15,                       California-Los Angeles; Visiting Professor of
1943                                     Economics, Athens University of Economics and
                                         Business 1998-1999.
-------------------------------------------------------------------------------------------
James C. Cheng      Trustee  Since 1989  President, Technology Marketing Associates
Born: July 26, 1942                      (marketing company for small- and medium-sized
                                         businesses in New England).

MASTRAPASQUA GROWTH FUND
ADDITIONAL INFORMATION (Unaudited)
MAY 31, 2005
--------------------------------------------------------------------------------

                        POSITION       LENGTH
        NAME            WITH THE       OF TIME
   AND BIRTH DATE        TRUST         SERVED         PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-----------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE
John Y. Keffer       Trustee        Since 1989     President, Citigroup's fund services division
Born: July 15, 1942                                since 2003; President, Forum Financial Group, LLC
                                                   ("Forum") (a fund services company acquired by
                                                   Citigroup in 2003).
-----------------------------------------------------------------------------------------------------
OFFICERS
Simon D. Collier/1/  President      Since 2005     Managing Director and Principal Executive
Born: October 22,                                  Officer, Foreside Fund Services, LLC since 2005;
1961                                               Chief Operating Officer and Managing Director,
                                                   Global Fund Services, Citigroup from 2003-2005;
                                                   Managing Director, Global Securities Services for
                                                   Investors, Citigroup from 1999-2003.
-----------------------------------------------------------------------------------------------------
David I. Goldstein   Chief          Since 2003     Director, Citigroup's fund services division
Born: August 3,      Administrative (Chief         since 2003; Director of Business Product
1961                 Officer        Administrative Development, Forum 1999-2003.
                                    Officer since
                                    2005)
-----------------------------------------------------------------------------------------------------
Carl A. Bright/1/    Principal      Since 2005     President, Foreside Fund Services, LLC;
Born: December 20,   Financial                     Consultant, Foreside Solutions, LLC 2000-2003
1957                 Officer                       (mutual fund development company).
-----------------------------------------------------------------------------------------------------
Beth P. Hanson       Vice           Since 2003     Relationship Manager, Citigroup's fund services
Born: July 15, 1966  President/                    division since 2003; Relationship Manager, Forum
                     Assistant                     1999-2003.
                     Secretary
-----------------------------------------------------------------------------------------------------
Sara M. Morris       Vice President Since 2004     Director and Relationship Manager, Citigroup's
Born: September 18,                                fund services division since 2004; Chief
1963                                               Financial Officer, The VIA Group, LLC (strategic
                                                   marketing company) 2000-2003.
-----------------------------------------------------------------------------------------------------
Trudance L. Bakke/1/ Treasurer      Since 2005     Manager, Citigroup's fund services division since
Born: August 11,                                   2003; Senior Manager of Corporate Finance, Forum
1971                                               1999-2003.
-----------------------------------------------------------------------------------------------------
David M. Whitaker    Secretary      Since 2004     Senior Manager, Citigroup's fund services
Born: September 6,                                 division since 2004; Assistant Counsel, PFPC,
1971                                               Inc. (a fund services company) 1999-2004.

/1/  Effective June 8, 2005.

[LOGO]
                                 MASTRAPASQUA
                                  GROWTH FUND
                                 P.O. BOX 446
                              PORTLAND, ME 04112
                                 800-448-0982

                              FOR MORE INFORMATION

                               INVESTMENT ADVISER
                         Mastrapasqua Asset Management
                         814 Church Street, Suite 600
                              Nashville, TN 37203

                                TRANSFER AGENT
                          Forum Shareholder Services
                                 P.O. Box 446
                              Portland, ME 04112

                                  DISTRIBUTOR
                          Foreside Fund Services, LLC
                       Two Portland Square, 1/st/ Floor
                              Portland, ME 04101
                                (866) 453-5199

This report is submitted for the general information of the shareholders of the
  Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund's risks, objectives, fees and expenses, experience of its management and other information.

ITEM 2. CODE OF ETHICS.
As of the end of the period covered by this report, Forum Funds has adopted a code of ethics, as defined in Item 2 of Form N-CSR, which applies to its President and Treasurer. A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees determined that no member of the Audit Committee is an "audit committee financial expert" as that term is defined under applicable regulatory guidelines.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant for the audit of the Registrant's annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $168,900 in 2004 and $172,350 in 2005.

(b) Audit-Related Fees - The aggregate fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $15,075 in 2004 and $15,300 in 2005. These services consisted of out of pocket expenses.

(c) Tax Fees - The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning were $22,400 in 2004 and $31,500 in 2005. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) Other Fees - The aggregate fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item, were $18,000 in 2004 and $35,350 in 2005. These services consisted of security count fees and overrun billing.

(e) (1) The Registrant's Audit Committee pre-approves all audit and permissible non-audit services rendered to the Registrant.

(e) (2) 100.00%

(f) Not applicable

(g) The aggregate non-audit fees billed by the principal accountant for services rendered to the Registrant for the Reporting Periods were $22,400 in 2004 and $31,500 in 2005. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) If the Registrant's investment adviser has engaged the Registrant's auditor for non-audit services and the engagement relates directly to the operations and financial reporting of the Registrant, the Audit Committee does consider such engagement in evaluating the independence of the Registrant's auditor.

 ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.
Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES. Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
The Registrant does not accept nominees to the board of directors from shareholders.

ITEM 11. CONTROLS AND PROCEDURES
(a) The registrant's President and Treasurer have concluded that the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) are effective, based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

(a)(3) Not applicable

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Exhibit filed herewith).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant        FORUM FUNDS

By       /s/ Simon D. Collier
         ---------------------------
         Simon D. Collier, President

Date     July 22, 2005
         ---------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By       /s/ Simon D. Collier
         -----------------------------------
         Simon D. Collier, President

Date     July 22, 2005
         -----------------------------------


By       /s/ Carl A. Bright
         -----------------------------------
         Carl A. Bright, Principal Financial Officer

Date     July 22, 2005
         -----------------------------------